UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: _12/31

Date of reporting period: 6/30/14

Item 1. Reports to Stockholders.

Semiannual Report
and Shareholder Letter
June 30, 2014

Franklin Mutual Beacon Fund

(formerly, Mutual Beacon Fund)

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise —from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter		1
Semiannual Report
Franklin Mutual Beacon Fund		4
Performance Summary		9
Your Fund’s Expenses		12
Financial Highlights and
Statement of Investments		14
Financial Statements		26
Notes to Financial Statements		30
Shareholder Information		44

Average Annual Total Return
Class Z		6/30/14
1-Year	+	22.16%
5-Year	+	16.30%
10-Year	+	7.44%

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

1

Semiannual Report

Franklin Mutual Beacon Fund

(formerly, Mutual Beacon Fund)

We are pleased to bring you Franklin Mutual Beacon Fund’s semiannual report for the period ended June 30, 2014.

Your Fund’s Goals and Main Investments

Franklin Mutual Beacon Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

Franklin Mutual Beacon Fund – Class Z delivered a +7.16% cumulative total return for the six months ended June 30, 2014. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +7.14% total return.1, 2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.3 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING,
BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. In emerging markets, some central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period, and oil prices increased amid supply concerns related to geopolitical tensions. The U.S. dollar was relatively flat compared to most currencies.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/14
% of Total
Net Assets
Media	11.4%
Pharmaceuticals	9.0%
Software	7.9%
Banks	6.1%
Insurance	6.0%
Tobacco	5.0%
Oil, Gas & Consumable Fuels	3.6%
Diversified Telecommunication Services	3.2%
Energy Equipment & Services	3.2%
Food & Staples Retailing	3.0%

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

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FRANKLIN MUTUAL BEACON FUND

The other piece of our investment strategy is participating in arbi-trage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many Fund holdings increased in value during the review period. Top contributors to performance included pharmaceutical companies Teva Pharmaceutical Industries and Merck & Co. and diversified financial services firm Wells Fargo & Co.

Shares of Israel-based Teva Pharmaceutical Industries rose notably in the first quarter of 2014, supported by positive developments related to the company’s most profitable drug, Copaxone, which is used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s patent appeal, which could lead to potential delays in generic competition for Copaxone. In addition, the U.S. Food and Drug Administration (FDA) had delays approving a generic for Copaxone while Teva has done a good job converting more patients to its new formulation of the drug. This should help the company retain a higher portion of revenues and cash flows from this highly profitable product. Also supporting the share price was the announcement of a new chief executive officer (CEO), who the market believed could successfully execute on Teva’s cost-cutting restructuring program. Despite Teva’s recent positive performance, at period-end, we still believed its shares had further upside potential. Our analysis suggested opportunities remained for margin expansion through restructuring efforts, especially in Teva’s generics division. We also believed that investors were not attaching appropriate value to its research and development investments.

Merck’s stock started 2014 on a positive note as the company announced a rolling submission to the U.S. FDA in January for one of its key drug compounds to treat advanced melanoma. The filing timeline was substantially ahead of the market’s prior expectations. In February, the stock moved higher following Merck’s announcement of clinical collaboration agreements with three other pharmaceutical companies that suggested to the market that Merck was willing to collaborate and was planning to make substantial investments to realize the full value of this important asset. The positive news continued in May with the sale of its consumer care business to Bayer for $14.2 billion, a price that we believed offered significant value to Merck shareholders.

Wells Fargo reported solid quarterly results in January and April with broad-based loan growth, further gains in fee income and a firm grip on expenses. In March, the bank disclosed a positive review of its capital plan by the Fed as part of the central bank’s annual Comprehensive Capital Analysis and Review. As part of the review, the Fed granted permission for Wells Fargo to increase its dividend and stock buyback authorizations.

During the period under review, some of the Fund’s investments negatively affected performance. These included mobile telecommunications company Vodafone Group, retailer Tesco and beauty products firm Avon Products.

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	3.2%
Software, U.S.
Medtronic Inc.	2.9%
Health Care Equipment & Supplies, U.S.
Twenty-First Century Fox Inc., B	2.8%
Media, U.S.
Merck & Co. Inc.	2.6%
Pharmaceuticals, U.S.
Wells Fargo & Co.	2.6%
Banks, U.S.
British American Tobacco PLC	2.6%
Tobacco, U.K.
Symantec Corp.	2.5%
Software, U.S.
RSA Insurance Group PLC	2.3%
Insurance, U.K.
JPMorgan Chase & Co.	2.3%
Banks, U.S.
Samsung Electronics Co. Ltd.	2.3%
Semiconductors & Semiconductor Equipment, South Korea

In May, U.K.-based Vodafone Group reported fiscal fourth-quarter results (the company has a March 31 fiscal year-end) as earnings fell short of expectations and capital spending increased significantly, following Vodafone’s strategic decision

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to significantly upgrade its network to offer a differentiated level of service. The company believed that consumers would be willing to pay a premium for network quality as data usage increases. We agreed with this position; however, in the near term, earnings were likely to be under pressure. With the possibility of a merger with AT&T on hold, we believed the primary near-term catalysts were potential market consolidation in Europe, disposals of non-core assets and the resolution of a tax dispute with India’s government, which could pave the way for an initial public offering of Vodafone’s India business.

Shares of U.K.-based retailer Tesco fell sharply in March as investors became more concerned about price competition from major discounters and competing supermarkets. A rival food retailer’s profit warning and restructuring announcement sparked these fears. We believed the announcement contributed to overly negative sentiment toward Tesco, as the company has the largest and most profitable online operations among its U.K. peers and a successful convenience store network, which we believe are two major longer term growth drivers in the industry. We also believed Tesco’s relatively new CEO was taking the proper steps to sustain long-term profitability, including a renewed focus on capital discipline and returns instead of growth. In this regard, we believed the April resignation of Tesco’s finance director was a positive mid-term measure. Further efforts to shed underper-forming or loss-making activities, in our view, could also be beneficial.

Avon Products is a direct seller of beauty products and home and apparel items. After a strong performance in the second half of 2013, Avon shares retreated during the period under review. The majority of the company’s revenues have been generated in emerging markets, many of which have recently experienced various economic and political challenges and currency volatility. Because of these developments, management indicated financial performance in the first half of 2014 would be weak. The company believed it would be able to meet these challenges, but it will likely take some time before management’s efforts to correct course have a meaningful impact on the business.

During the period, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL BEACON FUND

Christian Correa has been portfolio manager for Franklin Mutual Beacon Fund (formerly, Mutual Beacon Fund) since 2007 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Franklin Mutual Beacon Fund (formerly, Mutual Beacon Fund) since 2010 and had been assistant portfolio manager for the Fund since 2009. Before that, she had been assistant portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

Aman Gupta has been assistant portfolio manager for Franklin Mutual Beacon Fund (formerly, Mutual Beacon Fund) since December 2013 and has been an analyst for Franklin Mutual Advisers since 2010. Previously, Mr. Gupta was a senior equity analyst and director at Evergreen Investments, where he covered the health care industry with additional responsibilities in the consumer and industrials sectors.

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Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/14	12/31/13		Change
Z (BEGRX)	$18.12	$16.91	+$	1.21
A (TEBIX)	$17.98	$16.80	+$	1.18
C (TEMEX)	$17.80	$16.70	+$	1.10
R (n/a)	$17.82	$16.68	+$	1.14
R6 (n/a)	$18.12	$16.88	+$	1.24

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FRANKLIN MUTUAL BEACON FUND
PERFORMANCE SUMMARY

Performance as of 6/30/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]	Operating Expenses[4]
Z						0.80%
6-Month	+	7.16%	+	7.16%	$10,716
1-Year	+	22.16%	+	22.16%	$12,216
5-Year	+	112.78%	+	16.30%	$21,278
10-Year	+	104.93%	+	7.44%	$20,493
A						1.10%
6-Month	+	7.02%	+	0.90%	$10,090
1-Year	+	21.86%	+	14.82%	$11,482
5-Year	+	109.64%	+	14.60%	$19,768
10-Year	+	98.59%	+	6.47%	$18,712
C						1.80%
6-Month	+	6.59%	+	5.59%	$10,559
1-Year	+	21.05%	+	20.05%	$12,005
5-Year	+	102.57%	+	15.16%	$20,257
10-Year	+	85.51%	+	6.37%	$18,551
R						1.30%
6-Month	+	6.83%	+	6.83%	$10,683
1-Year	+	21.60%	+	21.60%	$12,160
3-Year	+	46.68%	+	13.62%	$14,668
Since Inception (10/30/09)	+	82.02%	+	13.70%	$18,202
R6						0.71%
6-Month	+	7.35%	+	7.35%	$10,735
1-Year	+	22.35%	+	22.35%	$12,235
Since Inception (5/1/13)	+	25.33%	+	21.40%	$12,533

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL BEACON FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Z
Actual	$1,000	$1,071.60	$4.16
Hypothetical (5% return before expenses)	$1,000	$1,020.78	$4.06
A
Actual	$1,000	$1,070.20	$5.70
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$5.56
C
Actual	$1,000	$1,065.90	$9.27
Hypothetical (5% return before expenses)	$1,000	$1,015.82	$9.05
R
Actual	$1,000	$1,068.30	$6.72
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.56
R6
Actual	$1,000	$1,073.50	$3.70
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.61

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.81%; A: 1.11%; C: 1.81%; R: 1.31%; and R6: 0.72%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.91	$13.36	$11.68	$12.32	$11.49	$9.07
Income from investment operations[a]:
Net investment income[b]	0.42 [c]	0.31	0.24	0.28	0.36 [d]	0.08 [e]
Net realized and unrealized gains (losses)	0.79	3.56	1.68	(0.57)	0.91	2.61
Total from investment operations	1.21	3.87	1.92	(0.29)	1.27	2.69
Less distributions from net investment
income	—	(0.32)	(0.24)	(0.35)	(0.44)	(0.27)
Net asset value, end of period	$18.12	$16.91	$13.36	$11.68	$12.32	$11.49

Total return[f]	7.16%	29.11%	16.44%	(2.15)%	11.10%	29.81%

Ratios to average net assets[g]
Expenses[h]	0.81%[i]	0.80%[i]	0.84%	0.84%	0.88%	1.41%[i,j]
Expenses incurred in connection with securities
sold short	0.02%	—%[k]	0.01%	—%[k]	0.02%	0.55%
Net investment income	4.96%[c]	2.02%	1.87%	2.24%	3.06%[d]	0.79%[e]

Supplemental data
Net assets, end of period (000’s)	$2,909,683	$2,876,322	$2,450,546	$2,423,177	$2,860,233	$2,833,233
Portfolio turnover rate	19.05%	32.95%	43.23%	51.38%	34.54%	54.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.
eNet investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.35%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jTotal expenses net of a one-time unaffiliated fee reimbursement are 1.30%.
kRounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.80	$13.28	$11.61	$12.24	$11.40	$8.99
Income from investment operations[a]:
Net investment income[b]	0.39 [c]	0.26	0.20	0.24	0.32 [d]	0.04 [e]
Net realized and unrealized gains (losses)	0.79	3.54	1.67	(0.56)	0.90	2.58
Total from investment operations	1.18	3.80	1.87	(0.32)	1.22	2.62
Less distributions from net investment
income	—	(0.28)	(0.20)	(0.31)	(0.38)	(0.21)
Net asset value, end of period	$17.98	$16.80	$13.28	$11.61	$12.24	$11.40

Total return[f]	7.02%	28.70%	16.10%	(2.50)%	10.82%	29.30%

Ratios to average net assets[g]
Expenses[h]	1.11%[i]	1.10%[i]	1.14%	1.14%	1.18%	1.72%[i,j]
Expenses incurred in connection with securities
sold short	0.02%	—%[k]	0.01%	—%[k]	0.02%	0.55%
Net investment income	4.66%[c]	1.72%	1.57%	1.94%	2.76%[d]	0.48%[e]

Supplemental data
Net assets, end of period (000’s)	$1,169,645	$1,148,409	$983,981	$1,062,477	$1,327,189	$1,361,152
Portfolio turnover rate	19.05%	32.95%	43.23%	51.38%	34.54%	54.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
eNet investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.04%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jTotal expenses net of a one-time unaffiliated fee reimbursement are 1.61%.
kRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.70	$13.21	$11.54	$12.16	$11.29	$8.84
Income from investment operations[a]:
Net investment income (loss)[b]	0.33 [c]	0.15	0.11	0.15	0.24 [d]	(0.02)[e]
Net realized and unrealized gains (losses)	0.77	3.51	1.66	(0.55)	0.88	2.54
Total from investment operations	1.10	3.66	1.77	(0.40)	1.12	2.52
Less distributions from net investment
income	—	(0.17)	(0.10)	(0.22)	(0.25)	(0.07)
Net asset value, end of period	$17.80	$16.70	$13.21	$11.54	$12.16	$11.29

Total return[f]	6.59%	27.79%	15.29%	(3.15)%	9.96%	28.51%

Ratios to average net assets[g]
Expenses[h]	1.81%[i]	1.80%[i]	1.84%	1.84%	1.88%	2.41%[i,j]
Expenses incurred in connection with securities
sold short	0.02%	—%[k]	0.01%	—%k	0.02%	0.55%
Net investment income (loss)	3.96%[c]	1.02%	0.87%	1.24%	2.06%[d]	(0.21)%[e]

Supplemental data
Net assets, end of period (000’s)	$340,634	$336,222	$295,958	$315,390	$400,949	$437,340
Portfolio turnover rate	19.05%	32.95%	43.23%	51.38%	34.54%	54.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.14%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.
eNet investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jTotal expenses net of a one-time unaffiliated fee reimbursement are 2.30%.
kRounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009 [a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.68	$13.19	$11.52	$12.16	$11.38	$10.78
Income from investment operations[b]:
Net investment income[c]	0.37 [d]	0.23	0.18	0.21	0.26 [e]	0.01
Net realized and unrealized gains (losses)	0.77	3.50	1.66	(0.55)	0.93	0.66
Total from investment operations	1.14	3.73	1.84	(0.34)	1.19	0.67
Less distributions from net investment
income	—	(0.24)	(0.17)	(0.30)	(0.41)	(0.07)
Net asset value, end of period	$17.82	$16.68	$13.19	$11.52	$12.16	$11.38

Total return[f]	6.83%	28.34%	15.95%	(2.69)%	10.63%	6.23%

Ratios to average net assets[g]
Expenses[h]	1.31%[i]	1.30%[i]	1.34%	1.34%	1.38%	1.91%[i,j]
Expenses incurred in connection with securities
sold short	0.02%	—%[k]	0.01%	—%[k]	0.02%	0.55%
Net investment income	4.46%[d]	1.52%	1.37%	1.74%	2.56%[e]	0.29%

Supplemental data
Net assets, end of period (000’s)	$2,156	$1,956	$1,905	$2,039	$976	$34
Portfolio turnover rate	19.05%	32.95%	43.23%	51.38%	34.54%	54.36%

aFor the period October 30, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.64%.
eNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.
fTotal return is not annualized for periods less than one year.
gfRatios are annualized for periods less than one year.
hIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jTotal expenses net of a one-time unaffiliated fee reimbursement are 1.80%.
kRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Period Ended
	June 30, 2014	December 31,
	(unaudited)	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.88	$14.77
Income from investment operations[b]:
Net investment income[c]	0.44 [d]	0.24
Net realized and unrealized gains (losses)	0.80	2.21
Total from investment operations	1.24	2.45
Less distributions from net investment income	—	(0.34)
Net asset value, end of period	$18.12	$16.88

Total return[e]	7.35%	16.83%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction[g]	0.72%	2.10%
Expenses net of waiver, payments by affiliates and expense reduction[g,h]	0.72%	0.71%
Expenses incurred in connection with securities sold short	0.02%	—%[i]
Net investment income	5.05%[d]	2.11%

Supplemental data
Net assets, end of period (000’s)	$51,607	$6
Portfolio turnover rate	19.05%	32.95%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Statement of Investments, June 30, 2014 (unaudited)
	Country	Shares	Value
Common Stocks and Other Equity Interests 83.7%
Aerospace & Defense 0.5%
[a]B/E Aerospace Inc.	United States	223,860	$20,704,811
Auto Components 0.5%
[a,b]International Automotive Components Group Brazil LLC	Brazil	2,846,329	453,904
[a,b,c]International Automotive Components Group North America, LLC	United States	22,836,904	21,073,438
			21,527,342
Banks 6.1%
Barclays PLC	United Kingdom	6,200,000	22,576,889
JPMorgan Chase & Co.	United States	1,762,110	101,532,778
SunTrust Banks Inc.	United States	882,758	35,363,286
Wells Fargo & Co.	United States	2,188,070	115,004,960
			274,477,913
Beverages 1.0%
PepsiCo Inc.	United States	510,803	45,635,140
Chemicals 1.2%
[a,d,e]Dow Corning Corp., Contingent Distribution	United States	12,598,548	—
Tronox Ltd., A	United States	2,010,897	54,093,129
			54,093,129
Communications Equipment 1.2%
Cisco Systems Inc.	United States	2,094,362	52,044,896
Construction & Engineering 1.2%
Sinopec Engineering Group Co. Ltd.	China	48,142,000	54,288,600
Diversified Consumer Services 0.2%
[a]Cengage Learning Holdings II LP	United States	230,112	8,111,448
Diversified Telecommunication Services 3.6%
[a,d,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	60,632,757	—
[a]Koninklijke KPN NV	Netherlands	16,967,890	61,832,794
TDC AS	Denmark	6,263,530	64,823,302
Telenor ASA	Norway	1,520,290	34,632,616
			161,288,712
Energy Equipment & Services 3.2%
Fugro NV, IDR	Netherlands	630,301	36,093,272
Rowan Cos. PLC	United States	1,001,305	31,971,669
Transocean Ltd.	United States	1,620,235	72,959,182
			141,024,123
Food & Staples Retailing 3.0%
Tesco PLC	United Kingdom	16,706,220	81,246,201
Walgreen Co.	United States	727,201	53,907,410
			135,153,611
Health Care Equipment & Supplies 2.9%
Medtronic Inc.	United States	2,043,235	130,276,664
Health Care Providers & Services 2.1%
Cigna Corp.	United States	625,713	57,546,825
UnitedHealth Group Inc.	United States	437,746	35,785,735
			93,332,560
Hotels, Restaurants & Leisure 0.5%
[a]Pinnacle Entertainment Inc.	United States	914,927	23,037,862

franklintempleton.com		Semiannual Report | 19

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Insurance 6.0%
ACE Ltd.	United States	316,372	$32,807,776
The Allstate Corp.	United States	793,406	46,588,800
[a,b]Olympus Re Holdings Ltd.	United States	106,700	—
RSA Insurance Group PLC	United Kingdom	12,512,342	101,660,001
White Mountains Insurance Group Ltd.	United States	146,141	88,918,030
			269,974,607
IT Services 2.4%
[f]Polaris Financial Technology Ltd.	India	7,108,509	24,908,187
Xerox Corp.	United States	6,681,997	83,124,043
			108,032,230
Machinery 0.4%
CNH Industrial NV (EUR Traded)	United Kingdom	1,588,069	16,310,857
Media 11.4%
CBS Corp., B	United States	1,098,681	68,272,037
Comcast Corp., Special A	United States	731,577	39,015,001
[a]DIRECTV	United States	538,000	45,735,380
Reed Elsevier PLC	United Kingdom	3,418,426	54,986,342
RTL Group SA	Germany	528,912	58,980,531
Time Warner Cable Inc.	United States	424,034	62,460,208
[a]Tribune Co., A	United States	382,415	32,524,396
[a]Tribune Co., B	United States	234,472	19,941,844
Twenty-First Century Fox Inc., B	United States	3,687,347	126,217,888
			508,133,627
Metals & Mining 1.9%
Freeport-McMoRan Copper & Gold Inc., B	United States	2,255,259	82,316,954
[a,b,f]PMG LLC	United States	5,455	355,091
			82,672,045
Oil, Gas & Consumable Fuels 3.6%
Apache Corp.	United States	823,010	82,811,266
BG Group PLC	United Kingdom	1,655,352	34,983,085
Petroleo Brasileiro SA, ADR	Brazil	1,483,826	21,708,375
[a]WPX Energy Inc.	United States	890,147	21,283,415
			160,786,141
Personal Products 1.2%
Avon Products Inc.	United States	3,821,101	55,826,286
Pharmaceuticals 9.0%
AstraZeneca PLC	United Kingdom	485,040	36,026,171
AstraZeneca PLC, ADR	United Kingdom	202,252	15,029,346
Eli Lilly & Co.	United States	695,870	43,262,238
[a]Hospira Inc.	United States	1,397,795	71,804,729
Merck & Co. Inc.	United States	2,005,510	116,018,754
Novartis AG, ADR	Switzerland	392,976	35,576,117
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,620,652	84,954,578
			402,671,933
Real Estate Management & Development 1.7%
[e]Canary Wharf Group PLC	United Kingdom	10,069,634	76,571,994

20 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Semiconductors & Semiconductor Equipment 1.1%
Samsung Electronics Co. Ltd.	South Korea	17,165	$22,423,053
Tokyo Electron Ltd., ADR	Japan	1,490,000	25,464,100
			47,887,153
Software 7.9%
[a]Check Point Software Technologies Ltd.	Israel	873,581	58,556,134
Microsoft Corp.	United States	3,409,670	142,183,239
Open Text Corp.	Canada	839,150	40,228,851
Symantec Corp.	United States	4,968,542	113,779,612
			354,747,836
Specialty Retail 1.4%
[a]Dufry AG	Switzerland	352,360	63,332,225
Technology Hardware, Storage & Peripherals 0.6%
SanDisk Corp.	United States	250,439	26,153,345
Tobacco 5.0%
Altria Group Inc.	United States	1,103,650	46,287,081
British American Tobacco PLC	United Kingdom	1,926,205	114,639,128
Lorillard Inc.	United States	1,060,421	64,653,869
			225,580,078
Wireless Telecommunication Services 2.9%
Tele2 AB, B	Sweden	3,789,690	44,640,644
Vodafone Group PLC	United Kingdom	25,684,919	85,706,469
			130,347,113
Total Common Stocks and Other Equity Interests
(Cost $2,681,165,785)			3,744,024,281
Preferred Stocks 2.9%
Automobiles 1.1%
Porsche Automobile Holding SE, pfd.	Germany	482,830	50,311,584
Semiconductors & Semiconductor Equipment 1.8%
Samsung Electronics Co. Ltd., pfd.	South Korea	75,123	78,686,146
Total Preferred Stocks (Cost $97,114,872)			128,997,730

		Principal
		Amount*

Corporate Bonds, Notes and Senior Floating Rate
Interests 5.4%
[g]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	43,636,000	45,408,712
[h,i]Caesars Entertainment Operating Co. Inc., Senior Tranche Term Loan,
first lien, 1/28/18,
B5, 4.402%	United States	8,410,000	7,783,926
B6, 5.402%	United States	35,475,000	33,181,222
[h,i]Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%,
3/31/20	United States	1,454,355	1,475,110
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	18,873,000	20,194,110
[h,i]Tranche B Term Loan, 3.80%, 1/29/16	United States	226,261	224,917
[h,i]Tranche C Term Loan, 3.80%, 1/29/16	United States	44,213	43,815
[h,i]Tranche D Term Loan, 6.90%, 1/30/19	United States	15,813,482	15,775,925
[h,i]Tranche E Term Loan, 7.65%, 7/30/19	United States	5,080,935	5,102,458

franklintempleton.com		Semiannual Report | 21

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	3,030,000		$3,738,263
senior note, 11.75%, 8/15/21	United States	12,909,000		15,361,710
[g,j]First Data Holdings Inc., 144A, PIK, 14.50%, 9/24/19	United States	8,311,137		8,976,028
[h,i]The Great Atlantic & Pacific Tea Co. Inc., senior secured, First Lien Exit
Term Loan, 11.00%, 3/13/17	United States	14,139,095		14,571,752
[h,i]Harrah’s Operating Co. Inc., Senior Tranche Term Loan, first lien, 9.75%,
3/01/17	United States	4,085,000		4,037,769
[h,i]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	21,537,114		21,785,179
[h,i]KIK Custom Products Inc., Second Lien Term Loan, 9.50%, 11/17/19	United States	22,739,000		23,117,991
NGPL PipeCo LLC,
[g] secured note, 144A, 7.119%, 12/15/17	United States	8,028,000		8,188,560
[g] senior secured note, 144A, 9.625%, 6/01/19	United States	11,912,000		13,103,200
[h,i] Term Loan B, 6.75%, 9/15/17	United States	680,561		678,647
Total Corporate Bonds, Notes and Senior Floating
Rate Interests (Cost $226,713,268)				242,749,294
Corporate Notes and Senior Floating Rate Interests in
Reorganization 1.5%
[b,k]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848		—
[h,i]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
4.651%, 10/10/17	United States	46,282,735		38,414,670
[g,k]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	28,306,000		25,970,755
Total Corporate Notes and Senior Floating Rate Interests
in Reorganization (Cost $67,003,138)				64,385,425

		Shares

Companies in Liquidation 1.7%
[a]Adelphia Recovery Trust	United States	48,268,724		482,687
[a,d]Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	6,161,087		73,933
[a,b,c,f]CB FIM Coinvestors LLC	United States	15,831,950		—
[a,d,e]Century Communications Corp., Contingent Distribution	United States	16,986,000		—
[a,b]FIM Coinvestor Holdings I, LLC	United States	19,805,560		—
[a,l]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	163,140,446		74,840,680
[a,d,e]Tribune Litigation Trust, Contingent Distribution	United States	496,443		—
Total Companies in Liquidation (Cost $77,636,913)				75,397,300

		Principal
		Amount*

Municipal Bonds (Cost $11,948,854) 0.2%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	12,808,000		11,283,079

		Notional
	Counterparty	Amount*
Options Purchased 0.1%
Payer Swaptions – Over-the-Counter
Interest Rate 0.0%†
Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 3/08/17	UBSW	5,500,000,000	JPY	120,615
Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 3/14/17	MSCS	5,583,183,000	JPY	125,957
Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 3/16/17	MSCS	5,107,000,000	JPY	117,308
Receive floating 6-month JPY LIBOR, pay fixed 3.00%, Expires 6/15/17	MSCS	6,058,062,500	JPY	200,946
				564,826

22 | Semiannual Report		franklintempleton.com

	FRANKLIN MUTUAL BEACON FUND
	STATEMENT OF INVESTMENTS (UNAUDITED)

		Notional
	Counterparty	Amount*		Value
Options Purchased (continued)
Puts – Over-the-Counter
Currency Options 0.1%
JPY/USD, June Strike Price 90 JPY, Expires 6/15/17	BANT	1,764,720,000	JPY	$2,109,762
JPY/USD, June Strike Price 95 JPY, Expires 6/15/17	BANT	2,393,646,600	JPY	1,913,682
JPY/USD, June Strike Price 100 JPY, Expires 6/15/17	BANT	3,166,692,000	JPY	1,623,690
				5,647,134
Total Options Purchased (Cost $10,808,994)				6,211,960
Total Investments before Short Term Investments
(Cost $3,172,391,824)				4,273,049,069

		Principal
	Country	Amount*

Short Term Investments 4.2%
U.S. Government and Agency Securities 4.2%
[m]FHLB, 7/01/14	United States	15,300,000		15,300,000
[m,n]U.S. Treasury Bills, 7/03/14 - 12/26/14	United States	173,000,000		172,983,265
Total U.S. Government and Agency Securities
(Cost $188,277,564)				188,283,265
Total Investments (Cost $3,360,669,388) 99.7%				4,461,332,334
Securities Sold Short (1.0)%				(46,323,274)
Other Assets, less Liabilities 1.3%				58,716,530
Net Assets 100.0%				$4,473,725,590

		Shares
[o]Securities Sold Short (1.0)%
Common Stocks (1.0)%
Diversified Telecommunication Services (0.4)%
AT&T Inc.	United States	538,000		$(19,023,680)
Semiconductors & Semiconductor Equipment (0.6)%
Applied Materials Inc.	United States	1,210,625		(27,299,594)
Total Securities Sold Short (Proceeds $42,242,760)				$(46,323,274)

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt June 30, 2014, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2014, the aggregate value of these securities was $76,571,994, representing 1.71% of net assets.
fsee Note 11 regarding holdings of 5% voting securities.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees.
At June 30, 2014, the aggregate value of these securities was $101,647,255, representing 2.27% of net assets.
hSee Note 1(g) regarding senior floating rate interests.
iThe coupon rate shown represents the rate at period end.
jIncome may be received in additional securities and/or cash.

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Semiannual Report | 23

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

kSee Note 8 regarding credit risk and defaulted securities.
lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
mThe security is traded on a discount basis with no stated coupon rate.
nSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At June 30, 2014, the aggregate value of these securities and/or cash pledged as collateral was $78,324,779, representing 1.75% of net assets.
oSee Note 1(e) regarding securities sold short.

At June 30, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	3	$423,263	9/15/14	$—	$(3,086)
EUR/USD		Short	526	90,064,350	9/15/14	—	(972,073)
GBP/USD		Short	1,066	113,895,438	9/15/14	—	(2,110,515)
Unrealized appreciation (depreciation)						—	(3,085,674)
Net unrealized appreciation (depreciation)							$(3,085,674)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Euro	BANT	Buy	15,758,696	$21,814,316	7/17/14	$19,828	$(251,903)
Euro	BANT	Sell	15,829,721	21,535,644	7/17/14	1,204	(145,073)
Euro	BBU	Buy	13,017,995	18,009,987	7/17/14	12,152	(193,410)
Euro	BBU	Sell	11,808,282	16,052,533	7/17/14	—	(119,438)
Euro	BONY	Sell	309,827	421,992	7/17/14	—	(2,330)
Euro	HSBC	Buy	940,370	1,306,207	7/17/14	—	(18,328)
Euro	HSBC	Sell	10,059,293	13,743,866	7/17/14	15,798	(48,585)
Euro	SCBT	Buy	1,321,950	1,829,619	7/17/14	—	(19,150)
Euro	SCBT	Sell	11,590,846	15,763,551	7/17/14	—	(110,633)
Euro	SSBT	Buy	940,370	1,306,338	7/17/14	—	(18,460)
Euro	SSBT	Sell	208,798	285,859	7/17/14	—	(99)
British Pound	BANT	Buy	611,620	1,016,930	7/21/14	29,489	—
British Pound	BANT	Sell	23,871,039	39,000,524	7/21/14	—	(1,840,389)
British Pound	BBU	Buy	5,345,359	8,916,549	7/21/14	228,815	—
British Pound	BBU	Sell	44,061,607	72,336,077	7/21/14	—	(3,048,838)
British Pound	FBCO	Buy	2,100,469	3,514,683	7/21/14	79,005	—
British Pound	HSBC	Buy	2,446,479	4,069,388	7/21/14	116,288	—
British Pound	HSBC	Sell	8,276,305	13,581,416	7/21/14	—	(578,497)
British Pound	SCBT	Sell	1,022,893	1,713,108	7/21/14	—	(36,957)
British Pound	SSBT	Buy	3,533,010	5,885,523	7/21/14	159,096	—
South Korean Won	BANT	Buy	8,269,181,753	7,900,186	8/12/14	257,253	—
South Korean Won	BANT	Sell	40,370,394,085	38,123,797	8/12/14	—	(1,701,063)
South Korean Won	FBCO	Buy	4,349,312,960	4,172,945	8/12/14	117,595	—
South Korean Won	FBCO	Sell	31,507,672,428	29,388,449	8/12/14	—	(1,693,453)
South Korean Won	HSBC	Buy	8,434,399,119	8,199,847	8/12/14	120,576	—
South Korean Won	HSBC	Sell	49,559,289,319	47,088,299	8/12/14	—	(1,801,284)
Swiss Franc	BANT	Buy	3,898,314	4,362,500	8/12/14	34,831	—
Swiss Franc	BANT	Sell	68,903,960	76,936,088	8/12/14	—	(788,156)
Swiss Franc	BBU	Buy	5,163,303	5,764,091	8/12/14	60,157	—

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FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Swiss Franc	DBFX	Buy	4,495,990	$5,010,482	8/12/14	$61,032	$—
Swiss Franc	FBCO	Sell	1,319,937	1,489,291	8/12/14	426	(35)
Swiss Franc	SCBT	Buy	1,594,000	1,776,440	8/12/14	21,605	—
Swiss Franc	SCBT	Sell	1,697,674	1,906,321	8/12/14	—	(8,670)
Swiss Franc	SSBT	Buy	3,713,401	4,213,118	8/12/14	12,275	(36,646)
Swiss Franc	SSBT	Sell	963,700	1,102,972	8/12/14	15,911	—
Danish Krone	BANT	Buy	11,070,689	2,067,165	8/14/14	—	(33,366)
Danish Krone	BANT	Sell	35,667,035	6,580,785	8/14/14	42,920	(14,535)
Danish Krone	BBU	Buy	8,280,480	1,539,677	8/14/14	—	(18,468)
Danish Krone	BBU	Sell	291,758,532	53,191,085	8/14/14	1,844	(409,793)
Danish Krone	BONY	Buy	4,271,473	794,530	8/14/14	—	(9,817)
Danish Krone	BONY	Sell	1,799,935	331,886	8/14/14	1,220	—
Danish Krone	SSBT	Sell	9,663,889	1,771,062	8/14/14	565	(4,859)
British Pound	BANT	Buy	3,661,258	6,179,647	8/19/14	83,002	(82)
British Pound	BANT	Sell	24,297,054	40,923,326	8/19/14	—	(636,694)
British Pound	BBU	Buy	1,454,666	2,459,923	8/19/14	28,278	—
British Pound	BBU	Sell	27,956,212	46,780,147	8/19/14	—	(1,038,848)
British Pound	DBFX	Buy	397,574	677,222	8/19/14	2,826	—
British Pound	FBCO	Buy	411,569	704,011	8/19/14	34	(57)
British Pound	HSBC	Buy	1,620,108	2,719,718	8/19/14	51,471	—
British Pound	HSBC	Sell	21,879,925	36,613,951	8/19/14	—	(811,579)
British Pound	SCBT	Buy	491,857	826,947	8/19/14	14,373	—
British Pound	SSBT	Buy	2,767,423	4,668,097	8/19/14	65,569	—
British Pound	SSBT	Sell	350,849	591,167	8/19/14	—	(8,959)
Euro	BANT	Sell	1,937,583	2,650,866	8/29/14	—	(3,118)
Euro	BBU	Sell	1,937,602	2,648,973	8/29/14	—	(5,036)
Euro	BANT	Sell	24,989,566	34,543,077	10/16/14	306,588	—
Euro	BBU	Buy	16,704,866	23,070,444	10/16/14	—	(184,253)
Euro	BBU	Sell	25,465,977	35,197,264	10/16/14	308,076	—
Euro	SCBT	Buy	11,835,845	16,341,179	10/16/14	—	(125,700)
British Pound	BANT	Sell	32,088,051	53,837,332	10/22/14	—	(1,014,426)
British Pound	SSBT	Sell	37,520,910	62,933,177	10/22/14	—	(1,205,585)
Swedish Krona	BANT	Buy	9,076,910	1,377,069	11/12/14	92	(20,278)
Swedish Krona	BBU	Sell	314,149,626	48,205,378	11/12/14	1,243,976	—
Swedish Krona	DBFX	Buy	6,824,120	1,027,673	11/12/14	—	(7,553)
Euro	BANT	Sell	22,742,258	31,184,917	11/17/14	37,692	(14,905)
Euro	BBU	Sell	25,189,306	34,553,967	11/17/14	50,081	(11,263)
Euro	HSBC	Sell	3,768,910	5,163,641	11/17/14	5,226	(5,861)
Euro	SCBT	Sell	1,700,000	2,320,016	11/17/14	—	(9,376)
Euro	SSBT	Sell	448,409	611,491	11/17/14	—	(2,933)
British Pound	BANT	Sell	33,558,945	56,412,587	11/21/14	—	(933,338)
British Pound	SSBT	Sell	29,748,118	50,006,586	11/21/14	—	(827,351)
Norwegian Krone	BANT	Buy	7,961,200	1,292,148	11/21/14	289	(1,308)
Norwegian Krone	BANT	Sell	197,025,749	33,019,258	11/21/14	1,066,096	—
Norwegian Krone	BONY	Sell	2,149,812	355,867	11/21/14	7,215	—
Unrealized appreciation (depreciation)						4,680,769	(19,820,738)
Net unrealized appreciation (depreciation)							$(15,139,969)

aMay be comprised of multiple contracts using the same currency and settlement date.
See Abbreviations on page 43.

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FRANKLIN MUTUAL BEACON FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,335,948,437
Cost - Controlled affiliated issuers (Note 11)	381,819
Cost - Non-controlled affiliated issuers (Note 11)	24,339,132
Total cost of investments	$3,360,669,388
Value - Unaffiliated issuers	$4,436,069,056
Value - Controlled affiliated issuers (Note 11)	355,091
Value - Non-controlled affiliated issuers (Note 11)	24,908,187
Total value of investments	4,461,332,334
Cash	1,225,614
Restricted Cash (Note 1d)	1,069,000
Foreign currency, at value (cost $6,919,525)	6,937,689
Receivables:
Investment securities sold	48,842,434
Capital shares sold	1,284,670
Dividends and interest	13,576,777
Due from brokers	47,132,624
Unrealized appreciation on forward exchange contracts	4,680,769
Other assets	1,954
Total assets	4,586,083,865
Liabilities:
Payables:
Investment securities purchased	34,144,600
Capital shares redeemed	5,278,414
Management fees	2,203,246
Administrative fees	279,298
Distribution fees	1,147,604
Transfer agent fees	662,567
Trustees’ fees and expenses	213,760
Variation margin	884,000
Securities sold short, at value (proceeds $42,242,760)	46,323,274
Due to brokers	1,069,000
Unrealized depreciation on forward exchange contracts	19,820,738
Deferred tax	40,586
Accrued expenses and other liabilities	291,188
Total liabilities	112,358,275
Net assets, at value	$4,473,725,590
Net assets consist of:
Paid-in capital	$3,154,634,740
Undistributed net investment income	137,689,950
Net unrealized appreciation (depreciation)	1,078,334,773
Accumulated net realized gain (loss)	103,066,127
Net assets, at value	$4,473,725,590

26 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2014 (unaudited)

Class Z:
Net assets, at value	$2,909,683,311
Shares outstanding	160,610,654
Net asset value and maximum offering price per share	$18.12
Class A:
Net assets, at value	$1,169,645,193
Shares outstanding	65,070,229
Net asset value per share[a]	$17.98
Maximum offering price per share (net asset value per share ÷ 94.25%)	$19.08
Class C:
Net assets, at value	$340,634,370
Shares outstanding	19,134,966
Net asset value and maximum offering price per share[a]	$17.80
Class R:
Net assets, at value	$2,155,807
Shares outstanding	120,948
Net asset value and maximum offering price per share	$17.82
Class R6:
Net assets, at value	$51,606,909
Shares outstanding	2,847,656
Net asset value and maximum offering price per share	$18.12

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	27

FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2014 (unaudited)

Investment income:
Dividends	$109,981,047
Interest	13,785,036
Income from securities loaned	14,074
Total investment income	123,780,157
Expenses:
Management fees (Note 3a)	12,870,959
Administrative fees (Note 3b)	1,632,294
Distribution fees: (Note 3c)
Class A	1,692,821
Class C	1,645,068
Class R	5,006
Transfer agent fees: (Note 3e)
Class Z	1,296,556
Class A	525,593
Class C	153,198
Class R	934
Class R6	38
Custodian fees (Note 4)	83,154
Reports to shareholders	120,603
Registration and filing fees	56,500
Professional fees	104,875
Trustees’ fees and expenses	52,654
Dividends and interest on securities sold short	418,422
Other	39,277
Total expenses	20,697,952
Expense reductions (Note 4)	(123)
Net expenses	20,697,829
Net investment income	103,082,328
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	247,412,030
Controlled affiliated issuers (Note 11)	(186,453)
Non-controlled affiliated issuers (Note 11)	2,114,328
Written options	98,628
Foreign currency transactions	(31,273,027)
Futures contracts	(1,316,470)
Securities sold short	264,319
Net realized gain (loss)	217,113,355
Net change in unrealized appreciation (depreciation) on:
Investments	(34,962,839)
Translation of other assets and liabilities denominated in foreign currencies	12,103,432
Change in deferred taxes on unrealized appreciation	(32,131)
Net change in unrealized appreciation (depreciation)	(22,891,538)
Net realized and unrealized gain (loss)	194,221,817
Net increase (decrease) in net assets resulting from operations	$297,304,145

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MUTUAL BEACON FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$103,082,328	$76,001,737
Net realized gain (loss) from investments, written options, foreign currency transactions,
futures contracts and securities sold short	217,113,355	366,398,762
Net change in unrealized appreciation (depreciation) on investments, translation
of other assets and liabilities denominated in foreign currencies and deferred taxes	(22,891,538)	587,237,579
Net increase (decrease) in net assets resulting from operations	297,304,145	1,029,638,078
Distributions to shareholders from:
Net investment income:
Class Z	—	(55,178,018)
Class A	—	(18,870,498)
Class C	—	(3,387,637)
Class R	—	(27,980)
Class R6	—	(115)
Total distributions to shareholders	—	(77,464,248)
Capital share transactions: (Note 2)
Class Z	(161,423,787)	(202,452,718)
Class A	(56,186,040)	(84,966,969)
Class B	—	(1,429,101)
Class C	(16,938,352)	(33,769,334)
Class R	60,953	(387,734)
Class R6	47,994,262	5,000
Total capital share transactions	(186,492,964)	(323,000,856)
Net increase (decrease) in net assets	110,811,181	629,172,974
Net assets:
Beginning of period	4,362,914,409	3,733,741,435
End of period	$4,473,725,590	$4,362,914,409
Undistributed net investment income included in net assets:
End of period	$137,689,950	$34,607,622

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

FRANKLIN MUTUAL BEACON FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, the Mutual Beacon Fund was renamed the Franklin Mutual Beacon Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which

30 | Semiannual Report

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2014, the Fund had OTC derivatives in a net liability position of $7,825,448 and the aggregate value of collateral pledged for such contracts was $5,404,716.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At June 30, 2014, the Fund received $3,369,343 in U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At June 30, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

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e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2014, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends on securities sold short are recorded on the ex-dividend date except that certain

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

i. Security Transactions, Investment Income, Expenses and Distributions (continued)

dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	2,447,859	$41,843,406	5,766,527	$88,484,550
Shares issued in reinvestment of distributions	—	—	3,192,842	51,701,130
Shares redeemed	(11,954,600)	(203,267,193)	(22,237,269)	(342,638,398)
Net increase (decrease)	(9,506,741)	$(161,423,787)	(13,277,900)	$(202,452,718)
Class A Shares:
Shares sold	2,506,698	$42,422,361	6,524,792	$99,232,404
Shares issued in reinvestment of distributions	—	—	1,140,730	18,260,693
Shares redeemed	(5,790,142)	(98,608,401)	(13,397,621)	(202,460,066)
Net increase (decrease)	(3,283,444)	$(56,186,040)	(5,732,099)	$(84,966,969)
Class B Shares[a]:
Shares sold			8	$118
Shares redeemed			(102,482)	(1,429,219)
Net increase (decrease)			(102,474)	$(1,429,101)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013[b]
	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	484,911	$8,196,078	1,182,680	$17,946,283
Shares issued in reinvestment of distributions	—	—	204,523	3,174,069
Shares redeemed	(1,486,848)	(25,134,430)	(3,662,772)	(54,889,686)
Net increase (decrease)	(1,001,937)	$(16,938,352)	(2,275,569)	$(33,769,334)
Class R Shares:
Shares sold	7,738	$131,422	18,668	$278,978
Shares issued in reinvestment of distributions	—	—	1,768	27,980
Shares redeemed	(4,089)	(70,469)	(47,578)	(694,692)
Net increase (decrease)	3,649	$60,953	(27,142)	$(387,734)
Class R6 Shares:
Shares sold	2,974,317	$50,178,345	339	$5,000
Shares redeemed	(127,000)	(2,184,083)	—	—
Net increase (decrease)	2,847,317	$47,994,262	339	$5,000

[a]Effective March 22, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund paid an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $7 billion
0.550%	Over $7 billion, up to and including $10 billion
0.540%	In excess of $10 billion

On May 15, 2014, the Board approved the proposal to combine the Fund’s investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement will be effective on July 1, 2014.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Effective July 1, 2014, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

Effective August 1, 2014, under an agreement with Franklin Mutual, FTIML will provide subadvisory services to the Fund.

b. Administrative Fees

The Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$122,776
CDSC retained	$15,073

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2014, the Fund paid transfer agent fees of $1,976,319, of which $911,896 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015. There were no Class R6 transfer agent fees waived during the period ended June 30, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2014	$207,489
[b]Decrease in projected benefit obligation	$(3,103)
Benefit payments made to retired trustees	$(2,302)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $139,540,058 expiring in 2017.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,366,611,030

Unrealized appreciation	$1,192,872,340
Unrealized depreciation	(98,151,036)
Net unrealized appreciation (depreciation)	$1,094,721,304

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, corporate actions and wash sales.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2014, aggregated $787,764,606 and $867,493,243, respectively.

Transactions in options written during the period ended June 30, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2013	—	$—
Options written	37	144,528
Options expired	—	—
Options exercised	—	—
Options closed	(37)	(144,528)
Options outstanding at June 30, 2014	—	$—

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $25,970,755, representing 0.58% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

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9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/		Acquisition
Shares	Issuer	Dates	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$10,848	$—
15,831,950	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	453,904
22,836,904	International Automotive Components Group North America, LLC	1/12/06 - 3/18/13	18,692,218	21,073,438
106,700	Olympus Re Holdings Ltd.	12/19/01	9,995,768	—
5,455	PMG LLC	3/22/04	381,819	355,091
	Total Restricted Securities (Value is 0.49% of Net Assets)		$30,970,917	$21,882,433

10. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate contracts	Investments, at value	$564,826
Foreign exchange
contracts	Investments, at value / Unrealized	10,327,903	Unrealized depreciation on forward	$22,906,412	[a]
	appreciation on forward exchange		exchange contracts / Net assets
	contracts		consist of - net unrealized
appreciation (depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Interest rate contracts	Net change in unrealized appreciation (depreciation) on investments		$(1,717,591)
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and	$(32,206,629)	9,420,382
	futures contracts / Net change in unrealized appreciation
	(depreciation) on translation of other assets and liabilities
	denominated in foreign currencies
Equity contracts	Net realized gain (loss) from written options	98,628

For the period ended June 30, 2014, the average month end fair value of derivatives represented 0.82% of average month end net assets. The average month end number of open derivative contracts for the period was 252.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value at		Realized
	at Beginning	Gross	Gross	at End	End of	Investment	Capital
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	Gain (Loss)
Controlled Affiliates[a]
PMG LLC	17,621	—	(12,166)	5,455	$355,091	$—	$(186,453)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	15,831,950	—	—	15,831,950	$—	$—	$—
First Southern Bancorp Inc.	1,065,450	704,776	(1,770,226)	—	—	—	2,114,328
First Southern Bancorp Inc.,
cvt. pfd., C	1,821	—	(1,821)	—	—	—	—
Polaris Financial Technology
Ltd.	7,108,509	—	—	7,108,509	24,908,187	—	—
Total Non-Controlled Affiliates					$24,908,187	$—	$2,114,328
Total Affiliated Securities (Value is 0.56% of Net Assets)					$25,263,278	$—	$1,927,875
[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$21,527,342	$21,527,342
Metals & Mining	82,316,954	—	355,091	82,672,045
Real Estate Management & Development	—	—	76,571,994	76,571,994
All Other Equity Investments[b]	3,692,250,630	—	—[c]	3,692,250,630
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	242,749,294	—	242,749,294
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	64,385,425	—[c]	64,385,425
Companies in Liquidation	482,687	74,914,613	—[c]	75,397,300
Municipal Bonds	—	11,283,079	—	11,283,079
Options Purchased	—	6,211,960	—	6,211,960
Short Term Investments	172,983,265	15,300,000	—	188,283,265
Total Investments in Securities	$3,948,033,536	$414,844,371	$98,454,427	$4,461,332,334
Other Financial Instruments
Forward Exchange Contracts	$—	$4,680,769	$—	$4,680,769
Liabilities:
Other Financial Instruments
Securities Sold Short	$46,323,274	$—	$—	$46,323,274
Futures Contracts	3,085,674	—	—	3,085,674
Forward Exchange Contracts	—	19,820,738	—	19,820,738
Total Other Financial Instruments	$49,408,948	$19,820,738	$—	$69,229,686

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2014.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2014, the reconciliation of assets is as follows:

									Net Change
									in Unrealized
						Net	Net		Appreciation
	Balance at			Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning			Into (Out of)	Cost Basis	Gain	Gain	at End	on Assets Held
	of Period	Purchases	Sales	Level 3	Adjustments	(Loss)	(Loss)	of Period	at Period End
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$13,476,099	$—	$—	$—	$—	$—	$8,051,243	$21,527,342	$8,051,243
Banks	8,535,200	—	(26,416,323)	—	—	2,114,328	15,766,795	—	—
Metals & Mining	934,094	—	(665,204)	—	—	(186,453)	272,654	355,091	65,945
Real Estate Management
& Development	52,039,512	—	—	—	—	—	24,532,482	76,571,994	24,532,482
Total	$74,984,905	$—	$(27,081,527)	$—	$—	$1,927,875	$48,623,174	$98,454,427	$32,649,670

[a]Includes common and convertible preferred stocks as well as other equity investments.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2014, are as follows:

						Impact to Fair
	Fair Value at	Valuation				Value if Input
Description	End of Period	Technique	Unobservable Inputs	Amount		Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components	$21,073,438	Market	Discount for lack of marketability	10%		Decrease[b]
		comparables	EV / EBITDA multiple	4.1	x	Increase[c]
Real Estate Management
& Development.	76,571,994	Market	Discount for lack of marketability	8%		Decrease[b]
comparables

All Other Investments[d]	808,995
Total	$98,454,427

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cRepresents a significant impact to fair value and net assets.
dIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

42 | Semiannual Report

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

14. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	EUR Euro		FRN	Floating Rate Note
BONY	Bank of New York Mellon	GBP	British Pound	GO	General Obligation
DBFX	Deutsche Bank AG	JPY	Japanese Yen	IDR	International Depositary Receipt
FBCO	Credit Suisse Group AG	USD	United States Dollar	LIBOR	London InterBank Offered Rate
HSBC	HSBC Bank USA, N.A.			PIK	Payment-In-Kind
MSCS	Morgan Stanley Capital Services, LLC
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL BEACON FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 15, 2014, unanimously approved the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees held three meetings dedicated to the approval process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the approval process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the approval process relating to compliance with the Fund’s investment policies and restrictions. During the approval process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the approval process also included a special report prepared by Lipper, Inc.

(Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it

44 | Semiannual Report

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SHAREHOLDER INFORMATION

practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENTAND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s substantial efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2013. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2013, and had annualized total returns for the three- and five-year periods in the best performing quintile. The Trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2013, was in the middle performing quintile. The Board was satisfied with such comparative performance.

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FRANKLIN MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class Ashares.

The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses were also in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2013, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and

46 | Semiannual Report

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its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OFSCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

In addition to the investment management services provided to the Fund under its investment management agreement, administrative services had been historically provided to the Fund under a separate agreement. At the May 15, 2014, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fees, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Mutual Beacon Fund
(formerly, Mutual Beacon Fund)

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	476 S 08/14

Semiannual Report
and Shareholder Letter
June 30, 2014

Franklin Mutual Global Discovery Fund

(formerly, Mutual Global Discovery Fund)

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise —from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents			Shareholder Letter

Shareholder Letter		1	Dear Franklin Mutual Global Discovery Fund Shareholder:
Semiannual Report
			As we reach the middle of 2014, most major equity markets have continued to rise,
Franklin Mutual Global Discovery Fund 4			even after a strong 2013. From January 1 through June 30, 2014, the Standard &
Performance Summary		9	Poor’s ® 500 Index (S&P 500 ®) advanced 7.14%[1,2] and the MSCI World Index rose
Your Fund’s Expenses		12	6.52%.[1,3] Franklin Mutual Series funds have generally kept pace with the market,
Financial Highlights and			and Franklin Mutual Global Discovery Fund – Class Z was up 6.29% for the six
Statement of Investments		14	months under review.
Financial Statements		27
			Equity markets have managed to climb the proverbial “wall of worry,” an old Wall
Notes to Financial Statements		31	Street metaphor for the way a stock or an entire market can rise while observers fret
Shareholder Information		44	about all the reasons why stocks might — or even should — go down. Recently,
			market participants had many reasons to worry. First, market moves appeared to be
			outpacing earnings growth, implying that earnings needed to accelerate or equity
			prices should revert to lower levels. Second, growth in Europe appeared disappoint-
			ing, possibly signaling that Europe was not emerging cleanly from the 2011 euro
			crisis. Third, China’s growth prospects remained unclear, with the widely discussed
			“consumerization” of the economy remaining unproven as a driver of growth. Fourth,
Average Annual Total Return
			global central bank liquidity could be driving a new bubble in credit, with junk bond
Class Z		6/30/14	issuance at highs and interest rates at lows. Fifth, margin expansion and productivity
1-Year	+	20.95%	gains might be reaching an end.
5-Year	+	13.12%
10-Year	+	10.32%	Put all those worries together, and we agree it may seem easier to “run for the hills”
			than continue to invest in equities. Of course, we could have made the same list a
			year ago and been surprised when the S&P 500 climbed 24.61% in the following
Performance data represent past			12 months.[1,2] The difficulties in predicting aggregate market performance are key performance, which does not
			to understanding the Franklin Mutual Series approach. We look for misunderstood, guarantee future results. Investment
return and principal value will			undervalued securities and invest with a long-term time horizon. By demanding a
fluctuate, and you may have a gain			margin of safety in our investments, we try to protect our portfolios from the vagaries
or loss when you sell your shares.			of interim market movements.
Current performance may differ
from figures shown. Please visit			Our bottom-up analysis identified several interesting equities in Europe in which we
franklintempleton.com or call			have invested. Volkswagen, Koninklijke KPN and Credit Suisse are all European
(800) 342-5236 for most recent			companies, but each has particular reasons why we found it a compelling investment
month-end performance.			in the first half of 2014.

			1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to
			Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be
			accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or
			losses arising from any use of this information.
			The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an
			index is not representative of the Fund’s portfolio.
			2. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S.
			Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee
			the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or
			omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS
			ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES
			OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable
			for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost
			income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
			3. Source: MSCI.

			Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com			Not part of the semiannual report | 1

Semiannual Report

Franklin Mutual Global Discovery Fund

(formerly, Mutual Global Discovery Fund)

This semiannual report for Franklin Mutual Global Discovery Fund covers the period ended June 30, 2014.

Your Fund’s Goal and Main Investments

Franklin Mutual Global Discovery Fund seeks capital appreciation, which may occasionally be short term, by investing primarily in equity securities of companies of any nation the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

Franklin Mutual Global Discovery Fund – Class Z delivered a +6.29% cumulative total return for the six months ended June 30, 2014. For comparison, the MSCI World Index, which tracks stock performance in global developed markets, generated a +6.52% total return,1, 2 and the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a +7.14% total return.1, 3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity

Geographic Breakdown*
Based on Total Net Assets as of 6/30/14
U.S.		54.1%
U.K.	15.3%
France	3.9%
Germany	3.5%
Israel	3.0%
Switzerland	2.6%
Netherlands	2.3%
Hong Kong	2.2%
South Korea	1.9%
China	1.7%
Canada	1.7%
Denmark	1.4%
Brazil	0.5%
Short-Term Investments &	5.9%
Other Net Assets

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.4 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. 2. Source: MSCI.

3. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.

4. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 19.

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The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. In emerging markets, some central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period, and oil prices increased amid supply concerns related to geopolitical tensions. The U.S. dollar was relatively flat compared to most currencies.

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/14
% of Total
Net Assets
Banks	10.2%
Insurance	8.6%
Oil, Gas & Consumable Fuels	8.6%
Pharmaceuticals	7.4%
Media	5.7%
Tobacco	4.9%
Food & Staples Retailing	4.4%
Software	4.2%
Technology Hardware, Storage & Peripherals	3.0%
Metals & Mining	2.6%

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When

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companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many Fund holdings increased in value during the review period. Top contributors to performance included pharmaceutical companies Teva Pharmaceutical Industries and Merck & Co. and technology leader Apple.

Shares of Israel-based Teva Pharmaceutical Industries rose notably in the first quarter of 2014, supported by positive developments related to the company’s most profitable drug, Copaxone, which is used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s patent appeal, which could lead to potential delays in generic competition for Copaxone. In addition, the U.S. Food and Drug Administration (FDA) had delays approving a generic for Copaxone while Teva has done a good job converting more patients to its new formulation of the drug. This should help the company retain a higher portion of revenues and cash flows from this highly profitable product. Also supporting the share price was the announcement of a new chief executive officer, who the market believed could successfully execute on Teva’s cost-cutting restructuring program. Despite Teva’s recent positive performance, at period-end, we still believed its shares had further upside potential. Our analysis suggested opportunities remained for margin expansion through restructuring efforts, especially in Teva’s generics division. We also believed that investors were not attaching appropriate value to its research and development investments.

Merck’s stock started 2014 on a positive note as the company announced a rolling submission to the U.S. FDA in January for one of its key drug compounds to treat advanced melanoma.

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
Apple Inc.	2.3%
Technology Hardware, Storage & Peripherals, U.S.
Merck & Co. Inc.	2.1%
Pharmaceuticals, U.S.
Microsoft Corp.	1.8%
Software, U.S.
ACE Ltd.	1.8%
Insurance, U.S.
Teva Pharmaceutical Industries Ltd., ADR	1.8%
Pharmaceuticals, Israel
Royal Dutch Shell PLC, A	1.7%
Oil, Gas & Consumable Fuels, U.K.
Medtronic Inc.	1.7%
Health Care Equipment & Supplies, U.S.
British American Tobacco PLC	1.6%
Tobacco, U.K.
Cigna Corp.	1.6%
Health Care Providers & Services, U.S.
Apache Corp.	1.6%
Oil, Gas & Consumable Fuels, U.S.

The filing timeline was substantially ahead of the market’s prior expectations. In February, the stock moved higher following Merck’s announcement of clinical collaboration agreements with three other pharmaceutical companies that suggested to the market that Merck was willing to collaborate and was planning to make substantial investments to realize the full value of this important asset. The positive news continued in May with the sale of its consumer care business to Bayer for $14.2 billion, a price that we believed offered significant value to Merck shareholders.

In April, Apple reported quarterly results that beat consensus estimates, driven by its strong iPhone business. In addition, the company announced a trio of shareholder-friendly actions. Apple’s board of directors authorized an increase in the company’s share repurchase program to $90 billion from $60 billion while maintaining the December 2015 end date. The Board also approved an approximately 8% dividend increase and announced a 7-for-1 stock split that went into effect in early June.

During the period under review, some of the Fund’s investments negatively affected performance. These included mobile telecommunications company Vodafone Group, retailer Metro and financial services firm KB Financial Group.

In May, U.K.-based Vodafone Group reported fiscal fourth-quarter results (the company has a March 31 fiscal year-end) as earnings fell short of expectations and capital spending

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increased significantly, following Vodafone’s strategic decision to significantly upgrade its network to offer a differentiated level of service. The company believed that consumers would be willing to pay a premium for network quality as data usage increases. We agreed with this position; however, in the near term, earnings were likely to be under pressure. With the possibility of a merger with AT&T on hold, we believed the primary near-term catalysts were potential market consolidation in Europe, disposals of non-core assets and the resolution of a tax dispute with India’s government, which could pave the way for an initial public offering (IPO) of Vodafone’s India business.

Upheaval in Ukraine disrupted Germany-based retailer Metro’s plans to pursue a partial IPO of itsRussia cash-and-carry business. The potential IPO, which was put on hold in mid-March, was being closely watched as it would have provided a benchmark valuation for this important Metro operation and also raised capital to fund growth and further reduce debt. Shares of Metro rebounded slightly in May as quarterly results revealed that operations in Russia continued to perform well with a slight uptick in business, small market share gains and intentions to accelerate the company’s new store opening program. Although capital market conditions were not yet suitable for the delayed IPO as of period-end, we believed the quarterly results demonstrated Metro could act quickly if conditions improve.

KB Financial Group shares declined in January after the firm announced leaks of client credit card information. KB Financial was one of three South Korean financial firms that reported data leaks, and the country’s Financial Supervisory Service banned each from issuing new credit cards for three months. In June, top executives at the company and its credit card unit offered to resign amid ongoing investigations. In our view, the market overreacted and the magnitude of the decline in KB Financial’s share price suggested investors were ascribing a negative value to the group’s credit card business.

During the period, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Peter Langerman has been portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2009. He has been portfolio manager for Franklin Mutual Shares Fund (formerly, Mutual Shares Fund) since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2009. He has been lead portfolio manager for Franklin Mutual European Fund (formerly, Mutual European Fund) since 2005 and co-portfolio manager for Franklin Mutual International Fund (formerly, Mutual International Fund) since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the firm’s Mutual Series investment group in 2010 and currently serves as a co-portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund), and as a research analyst, responsible for the analysis of the global energy and chemicals industries. Mr. Rankin had previously worked at Mutual Series from 1997 through 2004. Mr. Rankin has over 20 years of experience in the investment management industry, including over 10 years with Mutual Series as a research analyst and portfolio manager. Most recently, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

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Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/14	12/31/13		Change
Z (MDISX)	$35.85	$33.73	+$	2.12
A (TEDIX)	$35.28	$33.24	+$	2.04
C (TEDSX)	$34.84	$32.94	+$	1.90
R (TEDRX)	$34.86	$32.88	+$	1.98
R6 (n/a)	$35.87	$33.73	+$	2.14

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
PERFORMANCE SUMMARY

Performance as of 6/30/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]	Operating Expenses[4]
Z						0.98%
6-Month	+	6.29%	+	6.29%	$10,629
1-Year	+	20.95%	+	20.95%	$12,095
5-Year	+	85.21%	+	13.12%	$18,521
10-Year	+	166.98%	+	10.32%	$26,698
A						1.28%
6-Month	+	6.14%	+	0.03%	$10,003
1-Year	+	20.58%	+	13.65%	$11,365
5-Year	+	82.39%	+	11.45%	$17,193
10-Year	+	158.89%	+	9.33%	$24,405
C						1.98%
6-Month	+	5.77%	+	4.77%	$10,477
1-Year	+	19.75%	+	18.75%	$11,875
5-Year	+	76.16%	+	11.99%	$17,616
10-Year	+	141.58%	+	9.22%	$24,158
R						1.48%
6-Month	+	6.02%	+	6.02%	$10,602
1-Year	+	20.33%	+	20.33%	$12,033
5-Year	+	80.57%	+	12.55%	$18,057
10-Year	+	153.95%	+	9.77%	$25,395
R6						0.84%
6-Month	+	6.34%	+	6.34%	$10,634
1-Year	+	21.17%	+	21.17%	$12,117
Since Inception (5/1/13)	+	21.98%	+	18.61%	$12,198

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Z
Actual	$1,000	$1,062.90	$4.96
Hypothetical (5% return before expenses)	$1,000	$1,019.98	$4.86
A
Actual	$1,000	$1,061.40	$6.49
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.36
C
Actual	$1,000	$1,057.70	$10.05
Hypothetical (5% return before expenses)	$1,000	$1,015.03	$9.84
R
Actual	$1,000	$1,060.20	$7.51
Hypothetical (5% return before expenses)	$1,000	$1,017.50	$7.35
R6
Actual	$1,000	$1,063.40	$4.25
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.16

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.97%; A: 1.27%; C: 1.97%; R: 1.47%; and R6: 0.83%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.73	$28.65	$27.47	$29.54	$27.03	$22.54
Income from investment operations[a]:
Net investment income[b]	0.67 [c]	0.55	0.56	0.61	0.53 [d]	0.18 [e]
Net realized and unrealized gains (losses)	1.45	6.74	3.21	(1.46)	2.55	4.62
Total from investment operations	2.12	7.29	3.77	(0.85)	3.08	4.80
Less distributions from:
Net investment income	—	(0.57)	(0.57)	(0.55)	(0.57)	(0.30)
Net realized gains	—	(1.64)	(2.02)	(0.67)	—	(0.01)
Total distributions	—	(2.21)	(2.59)	(1.22)	(0.57)	(0.31)
Net asset value, end of period	$35.85	$33.73	$28.65	$27.47	$29.54	$27.03

Total return[f]	6.29%	25.64%	13.64%	(2.68)%	11.37%	21.31%

Ratios to average net assets[g]
Expenses[h]	0.97%[i]	0.98%[i]	1.02%	1.01%	1.04%	1.12%[i]
Expenses incurred in connection with
securities sold short	0.01%	—%[j]	—%[j]	—%[j]	0.02%	0.09%
Net investment income	3.91%[c]	1.68%	1.89%	2.11%	1.89%[d]	0.75%[e]

Supplemental data
Net assets, end of period (000’s)	$10,289,781	$9,529,245	$7,417,041	$7,159,033	$7,210,122	$5,897,681
Portfolio turnover rate	12.07%	23.57%	24.65%	33.60%	37.76%	37.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.71%.
eNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.24	$28.27	$27.14	$29.19	$26.72	$22.30
Income from investment operations[a]:
Net investment income[b]	0.61 [c]	0.44	0.46	0.52	0.44 [d]	0.11 [e]
Net realized and unrealized gains (losses)	1.43	6.65	3.17	(1.44)	2.52	4.55
Total from investment operations	2.04	7.09	3.63	(0.92)	2.96	4.66
Less distributions from:
Net investment income	—	(0.48)	(0.48)	(0.46)	(0.49)	(0.23)
Net realized gains	—	(1.64)	(2.02)	(0.67)	—	(0.01)
Total distributions	—	(2.12)	(2.50)	(1.13)	(0.49)	(0.24)
Net asset value, end of period	$35.28	$33.24	$28.27	$27.14	$29.19	$26.72

Total return[f]	6.14%	25.26%	13.34%	(2.99)%	11.08%	20.89%

Ratios to average net assets[g]
Expenses[h]	1.27%[i]	1.28%[i]	1.32%	1.31%	1.34%	1.42%[i]
Expenses incurred in connection with
securities sold short	0.01%	—%[j]	—%[j]	—%[j]	0.02%	0.09%
Net investment income	3.61%[c]	1.38%	1.59%	1.81%	1.59%[d]	0.45%[e]

Supplemental data
Net assets, end of period (000’s)	$11,760,706	$10,785,375	$7,977,279	$7,617,500	$8,122,714	$7,259,737
Portfolio turnover rate	12.07%	23.57%	24.65%	33.60%	37.76%	37.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.58%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.41%.
eNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.65%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.94	$28.05	$26.95	$28.97	$26.53	$22.16
Income from investment operations[a]:
Net investment income (loss)[b]	0.48 [c]	0.22	0.25	0.32	0.24 [d]	(0.06)[e]
Net realized and unrealized gains (losses)	1.42	6.58	3.14	(1.42)	2.49	4.51
Total from investment operations	1.90	6.80	3.39	(1.10)	2.73	4.45
Less distributions from:
Net investment income	—	(0.27)	(0.27)	(0.25)	(0.29)	(0.07)
Net realized gains	—	(1.64)	(2.02)	(0.67)	—	(0.01)
Total distributions	—	(1.91)	(2.29)	(0.92)	(0.29)	(0.08)
Net asset value, end of period	$34.84	$32.94	$28.05	$26.95	$28.97	$26.53

Total return[f]	5.77%	24.39%	12.53%	(3.64)%	10.26%	20.07%

Ratios to average net assets[g]
Expenses[h]	1.97%[i]	1.98%[i]	2.02%	2.01%	2.04%	2.12%[i]
Expenses incurred in connection with
securities sold short	0.01%	—%[j]	—%[j]	—%[j]	0.02%	0.09%
Net investment income (loss)	2.91%[c]	0.68%	0.89%	1.11%	0.89%[d]	(0.25)%[e]

Supplemental data
Net assets, end of period (000’s)	$3,126,109	$2,894,908	$2,222,484	$2,268,995	$2,587,189	$2,460,205
Portfolio turnover rate	12.07%	23.57%	24.65%	33.60%	37.76%	37.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.
eNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.05)%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.88	$27.98	$26.89	$28.93	$26.50	$22.12
Income from investment operations[a]:
Net investment income[b]	0.57 [c]	0.37	0.39	0.46	0.38 [d]	0.06 [e]
Net realized and unrealized gains (losses)	1.41	6.58	3.14	(1.42)	2.49	4.52
Total from investment operations	1.98	6.95	3.53	(0.96)	2.87	4.58
Less distributions from:
Net investment income	—	(0.41)	(0.42)	(0.41)	(0.44)	(0.19)
Net realized gains	—	(1.64)	(2.02)	(0.67)	—	(0.01)
Total distributions	—	(2.05)	(2.44)	(1.08)	(0.44)	(0.20)
Net asset value, end of period	$34.86	$32.88	$27.98	$26.89	$28.93	$26.50

Total return[f]	6.02%	25.02%	13.09%	(3.17)%	10.84%	20.72%

Ratios to average net assets[g]
Expenses[h]	1.47%[i]	1.48%[i]	1.52%	1.51%	1.54%	1.62%[i]
Expenses incurred in connection with
securities sold short	0.01%	—%[j]	—%[j]	—%[j]	0.02%	0.09%
Net investment income	3.41%[c]	1.18%	1.39%	1.61%	1.39%[d]	0.25%[e]

Supplemental data
Net assets, end of period (000’s)	$563,056	$539,613	$458,142	$434,893	$422,042	$335,702
Portfolio turnover rate	12.07%	23.57%	24.65%	33.60%	37.76%	37.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.21%.
eNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.45%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Period Ended
	June 30, 2014	December 31,
	(unaudited)	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.73	$31.42
Income from investment operations[b]:
Net investment income[c]	0.71 [d]	0.40
Net realized and unrealized gains (losses)	1.43	4.17
Total from investment operations	2.14	4.57
Less distributions from:
Net investment income	—	(0.62)
Net realized gains	—	(1.64)
Total distributions	—	(2.26)
Net asset value, end of period	$35.87	$33.73

Total return[e]	6.34%	14.71%

Ratios to average net assets[f]
Expenses[g,h]	0.83%	0.84%
Expenses incurred in connection with securities sold short	0.01%	—%[i]
Net investment income	4.05%[d]	1.83%

Supplemental data
Net assets, end of period (000’s)	$108,196	$10,535
Portfolio turnover rate	12.07%	23.57%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.02%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Statement of Investments, June 30, 2014 (unaudited)
	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 87.3%
Aerospace & Defense 1.4%
[a]B/E Aerospace Inc.	United States	1,694,830	$156,754,827
Safran SA	France	3,248,169	212,690,913
			369,445,740
Auto Components 0.8%
Cie Generale des Etablissements Michelin, B	France	1,343,160	160,505,203
[a,b]International Automotive Components Group Brazil LLC	Brazil	3,819,425	609,084
[a,b,c,d]International Automotive Components Group North America, LLC	United States	35,491,081	32,750,460
			193,864,747
Automobiles 0.7%
General Motors Co.	United States	5,201,390	188,810,457
Banks 10.2%
Barclays PLC	United Kingdom	42,019,113	153,009,817
BNP Paribas SA	France	3,078,332	208,862,969
[a]Capital Bank Financial Corp., A	United States	866,477	20,457,522
[a,e]Capital Bank Financial Corp., B, 144A, non-voting	United States	2,980,444	70,368,283
CIT Group Inc.	United States	2,806,874	128,442,554
Citigroup Inc.	United States	5,809,671	273,635,504
HSBC Holdings PLC	United Kingdom	22,629,178	229,588,970
Industrial and Commercial Bank of China Ltd., H	China	196,346,603	124,134,515
JPMorgan Chase & Co.	United States	4,857,660	279,898,369
KB Financial Group Inc.	South Korea	5,228,599	181,864,313
PNC Financial Services Group Inc.	United States	3,118,000	277,657,900
Societe Generale SA	France	1,938,479	101,553,633
SunTrust Banks Inc.	United States	4,480,197	179,476,692
Wells Fargo & Co.	United States	7,620,708	400,544,413
			2,629,495,454
Beverages 1.5%
Coca-Cola Enterprises Inc.	United States	2,866,804	136,975,895
PepsiCo Inc.	United States	2,913,866	260,324,789
			397,300,684
Capital Markets 1.1%
Credit Suisse Group AG	Switzerland	8,592,008	245,693,548
Morgan Stanley	United States	1,498,007	48,430,566
			294,124,114
Chemicals 0.0%
[a,f,g]Dow Corning Corp., Contingent Distribution	United States	11,430,153	—
Communications Equipment 0.8%
Cisco Systems Inc.	United States	7,847,650	195,014,102
Consumer Finance 0.5%
[a]Ally Financial Inc.	United States	4,911,500	117,433,965
Diversified Consumer Services 0.2%
[a]Cengage Learning Holdings II LP	United States	1,149,083	40,505,176
Diversified Financial Services 1.1%
[a]ING Groep NV, IDR	Netherlands	21,107,283	296,569,067
Diversified Telecommunication Services 1.1%
[a,f,g]Global Crossing Holdings Ltd., Contingent Distribution	United States	45,658,716	—
[a]Koninklijke KPN NV	Netherlands	78,229,390	285,076,210
			285,076,210

franklintempleton.com		Semiannual Report | 19

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Energy Equipment & Services 1.9%
Baker Hughes Inc.	United States	3,760,487	$279,968,257
Ensco PLC, A	United States	1,364,410	75,820,264
Transocean Ltd.	United States	3,123,804	140,664,894
			496,453,415
Food & Staples Retailing 4.4%
CVS Caremark Corp.	United States	2,593,297	195,456,795
Empire Co. Ltd., A	Canada	2,355,152	160,241,764
[a]Metro AG	Germany	7,814,516	340,631,558
Tesco PLC	United Kingdom	47,674,735	231,853,231
Walgreen Co.	United States	2,836,694	210,284,126
			1,138,467,474
Health Care Equipment & Supplies 2.0%
Medtronic Inc.	United States	6,764,876	431,328,494
Stryker Corp.	United States	1,155,371	97,420,882
			528,749,376
Health Care Providers & Services 1.6%
Cigna Corp.	United States	4,470,307	411,134,135
Hotels, Restaurants & Leisure 1.2%
Accor SA	France	6,111,782	317,967,920
Independent Power & Renewable Electricity Producers 0.9%
NRG Energy Inc.	United States	6,590,837	245,179,136
Industrial Conglomerates 2.3%
Jardine Matheson Holdings Ltd.	Hong Kong	3,676,966	218,080,853
Jardine Strategic Holdings Ltd.	Hong Kong	9,774,205	349,232,345
Siemens AG	Germany	113,787	15,029,379
			582,342,577
Insurance 8.6%
ACE Ltd.	United States	4,552,150	472,057,955
[a]Alleghany Corp.	United States	81,228	35,587,611
The Allstate Corp.	United States	3,354,175	196,957,156
American International Group Inc.	United States	5,795,145	316,299,014
China Pacific Insurance (Group) Co. Ltd., H	China	38,922,444	137,601,683
E-L Financial Corp. Ltd.	Canada	177,619	117,585,460
MetLife Inc.	United States	3,265,940	181,455,627
[a,b]Olympus Re Holdings Ltd.	United States	47,160	—
PartnerRe Ltd.	United States	1,813,630	198,066,532
PICC Property and Casualty Co. Ltd., H	China	42,811,307	64,958,934
RSA Insurance Group PLC	United Kingdom	18,896,626	153,530,891
White Mountains Insurance Group Ltd.	United States	172,815	105,147,559
Zurich Insurance Group AG	Switzerland	813,000	245,041,326
			2,224,289,748
IT Services 0.9%
Xerox Corp.	United States	19,612,707	243,982,075
Machinery 1.2%
Caterpillar Inc.	United States	1,460,991	158,765,892
CNH Industrial NV (EUR Traded)	United Kingdom	6,569,123	67,470,638
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	7,338,645	75,374,301
			301,610,831

20 | Semiannual Report			franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Marine 1.4%
A.P. Moeller-Maersk AS, B	Denmark	150,055	$372,877,636
Media 5.7%
CBS Corp., B	United States	4,261,643	264,818,496
Comcast Corp., Special A	United States	1,094,160	58,351,553
[a]DIRECTV	United States	3,038,416	258,295,744
Reed Elsevier PLC	United Kingdom	20,940,215	336,829,237
Time Warner Cable Inc.	United States	1,851,179	272,678,667
[a]Tribune Co., A	United States	989,868	84,188,273
[a]Tribune Co., B	United States	606,923	51,618,801
Twenty-First Century Fox Inc., B	United States	4,401,800	150,673,614
			1,477,454,385
Metals & Mining 2.6%
Anglo American PLC	United Kingdom	11,349,431	277,722,405
Freeport-McMoRan Copper & Gold Inc., B	United States	3,621,030	132,167,595
[a]ThyssenKrupp AG	Germany	8,967,041	261,439,362
			671,329,362
Multiline Retail 0.5%
Kohl’s Corp.	United States	2,501,430	131,775,332
Oil, Gas & Consumable Fuels 8.6%
Apache Corp.	United States	4,036,842	406,187,042
BG Group PLC	United Kingdom	10,569,903	223,377,153
BP PLC	United Kingdom	31,838,677	280,529,602
China Shenhua Energy Co. Ltd., H	China	39,733,536	114,836,069
CONSOL Energy Inc.	United States	3,002,892	138,343,234
Marathon Oil Corp.	United States	5,814,486	232,114,281
Murphy Oil Corp.	United States	1,168,040	77,651,299
Petroleo Brasileiro SA, ADR	Brazil	9,729,240	142,338,781
Royal Dutch Shell PLC, A	United Kingdom	10,904,242	451,568,278
Talisman Energy Inc. (CAD Traded)	Canada	886,182	9,373,279
Talisman Energy Inc. (USD Traded)	Canada	13,357,218	141,586,511
			2,217,905,529
Paper & Forest Products 0.7%
International Paper Co.	United States	2,477,590	125,043,967
[d]NewPage Holdings Inc.	United States	583,268	48,411,244
			173,455,211
Personal Products 0.5%
Avon Products Inc.	United States	9,131,150	133,406,101
Pharmaceuticals 7.4%
AstraZeneca PLC	United Kingdom	2,781,760	206,614,221
AstraZeneca PLC, ADR	United Kingdom	1,159,939	86,195,067
Eli Lilly & Co.	United States	4,236,810	263,402,478
[a]Hospira Inc.	United States	3,562,996	183,031,104
Merck & Co. Inc.	United States	9,354,960	541,184,436
Novartis AG, ADR	Switzerland	1,997,437	180,827,972
Teva Pharmaceutical Industries Ltd., ADR	Israel	8,737,113	457,999,463
			1,919,254,741
Real Estate Management & Development 0.2%
[g]Canary Wharf Group PLC	United Kingdom	5,400,183	41,064,331

franklintempleton.com		Semiannual Report | 21

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Semiconductors & Semiconductor Equipment 1.2%
Samsung Electronics Co. Ltd.	South Korea	166,197	$217,107,148
[a]SK Hynix Semiconductor Inc.	South Korea	1,712,305	82,146,648
			299,253,796
Software 4.2%
[a]Check Point Software Technologies Ltd.	Israel	4,768,670	319,643,950
Microsoft Corp.	United States	11,367,680	474,032,256
Symantec Corp.	United States	12,534,725	287,045,203
			1,080,721,409
Specialty Retail 0.8%
Kingfisher PLC	United Kingdom	32,521,663	199,787,349
Technology Hardware, Storage & Peripherals 3.0%
Apple Inc.	United States	6,380,990	592,985,401
Hewlett-Packard Co.	United States	5,755,859	193,857,331
			786,842,732
Tobacco 4.9%
Altria Group Inc.	United States	4,246,046	178,079,169
British American Tobacco PLC	United Kingdom	6,977,821	415,288,776
Imperial Tobacco Group PLC	United Kingdom	4,677,039	210,488,092
Lorillard Inc.	United States	5,323,181	324,554,346
Philip Morris International Inc.	United States	1,484,505	125,158,616
			1,253,568,999
Wireless Telecommunication Services 1.2%
Vodafone Group PLC	United Kingdom	94,517,600	315,390,123
Total Common Stocks and Other Equity Interests
(Cost $16,298,731,474)			22,571,903,439
Preferred Stocks 1.2%
Automobiles 1.2%
Volkswagen AG, pfd.	Germany	1,135,622	298,283,038
Diversified Financial Services 0.0%†
[a,b]Hightower Holding LLC, pfd., A, Series 2	United States	3,048,000	6,158,179
Total Preferred Stocks (Cost $308,873,067)			304,441,217

		Principal
		Amount*

Corporate Bonds, Notes and Senior Floating Rate
Interests 4.0%
[e]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	98,079,000	102,063,459
Avaya Inc.,
[e]senior note, 144A, 10.50%, 3/01/21	United States	54,845,000	50,868,738
[e]senior secured note, 144A, 7.00%, 4/01/19	United States	51,741,000	51,999,705
[h,i]Tranche B-3 Term Loan, 4.727%, 10/26/17	United States	79,436,317	77,975,244
[h,i]Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	19,704,375	19,757,084
[h,i]Caesars Entertainment Operating Co. Inc., Senior Tranche Term Loan,
first lien, 1/28/18,
B5, 4.402%	United States	14,078,000	13,029,977
B6, 5.402%	United States	67,114,000	62,774,476
[h,i]Cengage Learning Acquisitions Inc., First Lien Exit Term Loan,
7.00%, 3/31/20	United States	7,219,905	7,322,940

22 | Semiannual Report			franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	95,618,000	$102,311,260
[h,i]Tranche B Term Loan, 3.80%, 1/29/16	United States	1,832,300	1,821,414
[h,i]Tranche C Term Loan, 3.80%, 1/29/16	United States	200,073	198,272
[h,i]Tranche D Term Loan, 6.90%, 1/30/19	United States	117,978,997	117,698,797
[h,i]Tranche E Term Loan, 7.65%, 7/30/19	United States	37,921,652	38,082,288
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	16,673,000	20,570,314
senior note, 11.75%, 8/15/21	United States	71,028,000	84,523,320
[e,j]First Data Holdings Inc., 144A, PIK, 14.50%, 9/24/19	United States	45,729,593	49,387,960
[h,i]Harrah’s Operating Co. Inc., Senior Tranche Term Loan, first lien, 9.75%,
3/01/17	United States	7,575,000	7,487,418
[h,i]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	114,474,373	115,792,889
NGPL PipeCo LLC,
[e]secured note, 144A, 7.119%, 12/15/17	United States	42,312,000	43,158,240
[e]senior secured note, 144A, 9.625%, 6/01/19	United States	62,806,000	69,086,600
[h,i]Term Loan B, 6.75%, 9/15/17	United States	3,585,301	3,575,220

Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $961,828,911)			1,039,485,615

Corporate Notes and Senior Floating Rate Interests in
Reorganization 0.9%
[b,k]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	8,893	—
[h,i]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
4.651%, 10/10/17	United States	142,325,613	118,130,259
[e,k]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	118,132,000	108,386,110

Total Corporate Notes and Senior Floating Rate
Interests in Reorganization (Cost $233,844,026)			226,516,369

		Shares
Companies in Liquidation 1.0%
[a]Adelphia Recovery Trust	United States	45,477,593	454,776
[a,f]Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	5,538,790	66,466
[a,f,g]Century Communications Corp., Contingent Distribution	United States	15,282,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
[a,l]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	587,363,521	269,453,015
[a,f,g]NewPage Corp. Litigation Trust, Contingent Distribution	United States	145,817,000	—
[a,f,g]Tribune Litigation Trust, Contingent Distribution	United States	1,285,023	—
Total Companies in Liquidation (Cost $264,824,881)			269,974,257

		Principal
		Amount*
Municipal Bonds (Cost $67,642,947) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	72,507,000	63,874,317
Total Investments before Short Term Investments
(Cost $18,135,745,306)			24,476,195,214

Short Term Investments (Cost $1,365,650,417) 5.3%

U.S. Government and Agency Securities 5.3%
[m,n]U.S. Treasury Bills, 7/03/14 - 12/26/14	United States	1,365,800,000	1,365,714,591

Total Investments (Cost $19,501,395,723) 100.0%	25,841,909,805
Securities Sold Short (0.5)%	(139,669,914)
Other Assets, less Liabilities 0.5%	145,607,892
Net Assets 100.0%	$25,847,847,783

franklintempleton.com	Semiannual Report | 23

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
[o]Securities Sold Short (Proceeds $138,669,250) (0.5)%
Common Stocks (0.5)%
Diversified Telecommunication Services (0.5)%
AT&T Inc.	United States	3,949,941	$(139,669,914)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 10 regarding restricted securities.
cAt June 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dSee Note 12 regarding holdings of 5% voting securities.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2014, the aggregate value of these securities was $545,319,095, representing 2.11% of net assets.
fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2014, the aggregate value of these securities was $41,064,331, representing 0.16% of net assets.
hSee Note 1(g) regarding senior floating rate interests.
iThe coupon rate shown represents the rate at period end.
jIncome may be received in additional securities and/or cash.
kSee Note 8 regarding credit risk and defaulted securities.
lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
mThe security is traded on a discount basis with no stated coupon rate.
nSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At June 30, 2014, the aggregate value of these securities and/or cash pledged as collateral was $307,967,839, representing 1.19% of net assets.
oSee Note 1(e) regarding securities sold short.

At June 30, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration			Unrealized	Unrealized
Description		Type	Contracts	Value		Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	84		$ 11,851,350	9/15/14	$—	$(93,686)
EUR/USD		Short	5,235	896,362,875		9/15/14	—	(9,679,815)
GBP/USD		Short	5,024	536,783,000		9/15/14	—	(9,947,098)
Unrealized appreciation (depreciation)							—	(19,720,599)
Net unrealized appreciation (depreciation)								$(19,720,599)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount		Date Appreciation		Depreciation
Euro	BANT	Buy	170,555,710	$235,444,771		7/17/14	$121,033	$(1,982,112)
Euro	BANT	Sell	275,326,294	374,580,829		7/17/14	6,475	(2,497,350)
Euro	BBU	Buy	149,011,348	204,827,555		7/17/14	64,988	(814,821)
Euro	BBU	Sell	166,909,419	227,282,422		7/17/14	—	(1,307,511)
Euro	BONY	Buy	12,509,929	17,210,925		7/17/14	11,323	(89,339)
Euro	BONY	Sell	3,524,932	4,801,046		7/17/14	—	(26,507)
Euro	HSBC	Buy	49,853,431	68,651,797		7/17/14	17,336	(392,624)

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Euro	HSBC	Sell	20,750,628	$28,324,345	7/17/14	$15,196	$(109,766)
Euro	SCBT	Buy	32,170,636	44,236,953	7/17/14	65,114	(242,940)
Euro	SCBT	Sell	194,791,861	264,975,519	7/17/14	—	(1,800,669)
Euro	SSBT	Buy	22,350,561	30,832,074	7/17/14	11,135	(233,114)
Euro	SSBT	Sell	2,232,270	3,056,134	7/17/14	—	(1,060)
British Pound	BANT	Buy	5,060,509	8,411,654	7/21/14	246,361	—
British Pound	BANT	Sell	124,255,430	202,737,983	7/21/14	—	(9,850,383)
British Pound	BBU	Sell	264,291,522	434,738,712	7/21/14	—	(17,437,125)
British Pound	BONY	Buy	8,815,993	14,663,729	7/21/14	419,535	—
British Pound	BONY	Sell	986,180	1,648,435	7/21/14	—	(38,819)
British Pound	FBCO	Buy	6,971,159	11,664,736	7/21/14	262,206	—
British Pound	HSBC	Buy	3,255,136	5,408,929	7/21/14	160,276	—
British Pound	HSBC	Sell	47,085,421	77,267,176	7/21/14	—	(3,291,177)
British Pound	SCBT	Buy	14,105,589	23,466,340	7/21/14	666,884	—
British Pound	SSBT	Buy	19,881,721	33,106,746	7/21/14	908,851	—
South Korean Won	BANT	Buy	41,461,411,644	39,716,827	8/12/14	1,184,308	—
South Korean Won	BANT	Sell 108,980,059,625		101,634,330	8/12/14	—	(5,873,058)
South Korean Won	FBCO	Buy	12,173,135,096	11,475,189	8/12/14	533,448	—
South Korean Won	FBCO	Sell 219,728,269,558		204,648,148	8/12/14	—	(12,110,884)
South Korean Won	HSBC	Buy	17,177,907,798	16,129,178	8/12/14	816,601	—
South Korean Won	HSBC	Sell 221,732,375,155		207,016,084	8/12/14	—	(11,719,972)
Swiss Franc	BANT	Buy	1,443,723	1,620,055	8/12/14	8,477	—
Swiss Franc	BANT	Sell	26,760,053	30,370,043	8/12/14	235,691	(51,211)
Swiss Franc	BBU	Sell	14,505,698	16,467,111	8/12/14	139,886	(35,324)
Swiss Franc	BONY	Sell	477,203	540,079	8/12/14	1,790	—
Swiss Franc	DBFX	Buy	1,600,000	1,788,815	8/12/14	15,999	—
Swiss Franc	FBCO	Buy	895,341	1,002,664	8/12/14	7,288	—
Swiss Franc	HSBC	Buy	310,000	349,566	8/12/14	117	—
Swiss Franc	SSBT	Buy	1,517,057	1,699,413	8/12/14	11,840	—
Swiss Franc	SSBT	Sell	18,890,600	21,295,313	8/12/14	64,205	(77,647)
British Pound	BANT	Buy	27,627,747	46,928,756	8/19/14	330,883	(2,482)
British Pound	BANT	Sell	108,431,591	181,841,378	8/19/14	—	(3,630,449)
British Pound	BBU	Buy	10,527,832	17,868,197	8/19/14	139,619	—
British Pound	BBU	Sell	168,663,327	282,194,323	8/19/14	—	(6,303,663)
British Pound	DBFX	Buy	7,898,246	13,476,089	8/19/14	33,831	—
British Pound	FBCO	Buy	14,271,666	24,385,308	8/19/14	28,051	(1,729)
British Pound	HSBC	Buy	6,769,081	11,362,525	8/19/14	215,963	—
British Pound	HSBC	Sell	126,362,249	211,446,921	8/19/14	—	(4,695,230)
British Pound	SCBT	Buy	1,955,609	3,287,917	8/19/14	57,145	—
British Pound	SSBT	Buy	18,690,198	31,637,377	8/19/14	332,136	—
British Pound	SSBT	Sell	2,066,792	3,482,552	8/19/14	—	(52,688)
Euro	BANT	Buy	7,764,362	10,802,634	8/29/14	—	(167,485)
Euro	BANT	Sell	212,595,021	290,857,626	8/29/14	—	(342,063)
Euro	BBU	Buy	13,048,188	18,089,342	8/29/14	—	(216,731)
Euro	BBU	Sell	212,597,058	290,649,942	8/29/14	—	(552,537)
Euro	BONY	Buy	10,959,341	15,095,506	8/29/14	—	(84,069)
Euro	SCBT	Buy	6,890,763	9,415,607	8/29/14	22,939	—
Canadian Dollar	BANT	Sell	2,072,534	1,866,963	9/18/14	—	(72,550)
Canadian Dollar	BBU	Buy	539,361	496,578	9/18/14	8,165	—
Canadian Dollar	BBU	Sell	279,296,459	251,098,138	9/18/14	—	(10,272,234)
Canadian Dollar	BONY	Buy	2,742,960	2,519,320	9/18/14	47,589	—
Canadian Dollar	BONY	Sell	970,018	907,623	9/18/14	—	(136)
Canadian Dollar	HSBC	Buy	1,378,520	1,266,045	9/18/14	23,998	—
Canadian Dollar	SCBT	Sell	7,773,731	7,128,895	9/18/14	—	(145,894)

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Canadian Dollar	SSBT	Buy	1,378,520	$1,266,068	9/18/14	$23,975	$—
Euro	BANT	Sell	129,077,711	178,424,120	10/16/14	1,583,608	—
Euro	BBU	Sell	136,999,401	189,351,961	10/16/14	1,658,485	—
Euro	HSBC	Buy	21,316,597	29,315,224	10/16/14	—	(110,817)
Euro	SCBT	Buy	27,013,825	37,218,568	10/16/14	—	(208,780)
British Pound	BANT	Sell	158,419,886	265,796,885	10/22/14	—	(5,008,259)
British Pound	DBFX	Buy	4,492,300	7,527,096	10/22/14	152,104	—
British Pound	SSBT	Buy	268,388	456,042	10/22/14	2,744	—
British Pound	SSBT	Sell	185,242,109	310,703,404	10/22/14	—	(5,952,018)
Euro	BANT	Sell	164,748,868	225,930,702	11/17/14	305,430	(118,613)
Euro	BBU	Sell	202,675,865	278,083,889	11/17/14	423,198	(51,913)
Euro	DBFX	Sell	2,871,878	3,918,695	11/17/14	—	(16,439)
Euro	HSBC	Sell	32,880,190	45,016,770	11/17/14	44,165	(80,827)
Euro	SCBT	Sell	1,770,000	2,411,041	11/17/14	—	(14,267)
Euro	SSBT	Sell	2,999,889	4,090,919	11/17/14	—	(19,620)
British Pound	BANT	Sell	150,679,518	253,292,270	11/21/14	—	(4,190,682)
British Pound	SSBT	Sell	133,568,919	224,529,353	11/21/14	—	(3,714,803)
Unrealized appreciation (depreciation)						11,430,391	(116,010,391)
Net unrealized appreciation (depreciation)						$(104,580,000)

aMay be comprised of multiple contracts using the same currency and settlement date. See Abbreviations on page 43.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$19,366,208,956
Cost - Non-controlled affiliated issuers (Note 12)	135,186,767
Total cost of investments	$19,501,395,723
Value - Unaffiliated issuers	$25,760,748,101
Value - Non-controlled affiliated issuers (Note 12)	81,161,704
Total value of investments	25,841,909,805
Cash	2,080,164
Restricted Cash (Note 1d)	110,000
Foreign currency, at value (cost $27,311,296)	27,512,302
Receivables:
Investment securities sold	53,158,319
Capital shares sold	32,013,760
Dividends and interest	70,510,170
Due from brokers	143,326,073
Unrealized appreciation on forward exchange contracts	11,430,391
Other assets	1,055,342
Total assets	26,183,106,326
Liabilities:
Payables:
Capital shares redeemed	37,984,396
Management fees	15,310,132
Administrative fees	1,612,632
Distribution fees	11,428,758
Transfer agent fees	5,541,555
Trustees’ fees and expenses	710,311
Variation margin	5,904,938
Securities sold short, at value (proceeds $138,669,250)	139,669,914
Due to brokers	110,000
Unrealized depreciation on forward exchange contracts	116,010,391
Accrued expenses and other liabilities	975,516
Total liabilities	335,258,543
Net assets, at value	$25,847,847,783
Net assets consist of:
Paid-in capital	$18,600,658,412
Undistributed net investment income	432,775,107
Net unrealized appreciation (depreciation)	6,215,976,319
Accumulated net realized gain (loss)	598,437,945
Net assets, at value	$25,847,847,783

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 27

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
June 30, 2014 (unaudited)

Class Z:
Net assets, at value	$10,289,781,229
Shares outstanding	287,055,739
Net asset value and maximum offering price per share	$35.85
Class A:
Net assets, at value	$11,760,705,576
Shares outstanding	333,373,306
Net asset value per share[a]	$35.28
Maximum offering price per share (net asset value per share ÷ 94.25%)	$37.43
Class C:
Net assets, at value	$3,126,109,378
Shares outstanding	89,729,448
Net asset value and maximum offering price per share[a]	$34.84
Class R:
Net assets, at value	$563,055,517
Shares outstanding	16,151,620
Net asset value and maximum offering price per share	$34.86
Class R6:
Net assets, at value	$108,196,083
Shares outstanding	3,016,012
Net asset value and maximum offering price per share	$35.87

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
28 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2014 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $10,794,701)
Unaffiliated issuers	$538,376,938
Non-controlled affiliated issuers (Note 12)	414,120
Interest	54,597,098
Income from securities loaned	43,048
Total investment income	593,431,204
Expenses:
Management fees (Note 3a)	88,288,878
Administrative fees (Note 3b)	9,255,667
Distribution fees: (Note 3c)
Class A	16,579,597
Class C	14,758,347
Class R	1,350,789
Transfer agent fees: (Note 3e)
Class Z	6,572,906
Class A	7,500,477
Class C	2,002,872
Class R	366,624
Class R6	370
Custodian fees (Note 4)	549,029
Reports to shareholders	872,496
Registration and filing fees	173,402
Professional fees	160,409
Trustees’ fees and expenses	268,898
Dividends on securities sold short	1,128,327
Other	154,208
Total expenses	149,983,296
Expense reductions (Note 4)	(719)
Net expenses	149,982,577
Net investment income	443,448,627
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	550,413,374
Non-controlled affiliated issuers (Note 12)	(1,854,806)
Foreign currency transactions	(172,096,210)
Futures contracts	(411,112)
Securities sold short	1,108,017
Net realized gain (loss)	377,159,263
Net change in unrealized appreciation (depreciation) on:
Investments	604,726,740
Translation of other assets and liabilities denominated in foreign currencies	66,990,879
Net change in unrealized appreciation (depreciation)	671,717,619
Net realized and unrealized gain (loss)	1,048,876,882
Net increase (decrease) in net assets resulting from operations	$1,492,325,509

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIALSTATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$443,448,627	$298,219,557
Net realized gain (loss) from investments, written options, foreign currency transactions
and futures contracts and securities sold short	377,159,263	1,161,060,031
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	671,717,619	3,228,161,161
Net increase (decrease) in net assets resulting from operations	1,492,325,509	4,687,440,749
Distributions to shareholders from:
Net investment income:
Class Z	—	(153,169,921)
Class A	—	(147,576,057)
Class C	—	(22,295,610)
Class R	—	(6,426,289)
Class R6	—	(175,736)
Net realized gains:
Class Z	—	(439,026,091)
Class A	—	(501,321,480)
Class C	—	(136,541,361)
Class R	—	(25,642,292)
Class R6	—	(455,197)
Total distributions to shareholders	—	(1,432,630,034)
Capital share transactions: (Note 2)
Class Z	153,590,871	763,820,861
Class A	298,644,499	1,372,830,037
Class B	—	(7,791,204)
Class C	61,385,615	280,891,544
Class R	(8,768,070)	2,361,667
Class R6	90,993,914	10,407,188
Total capital share transactions	595,846,829	2,422,520,093
Net increase (decrease) in net assets	2,088,172,338	5,677,330,808
Net assets:
Beginning of period	23,759,675,445	18,082,344,637
End of period	$25,847,847,783	$23,759,675,445
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$432,775,107	$(10,673,520)

30 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, the Mutual Global Discovery Fund was renamed the Franklin Mutual Global Discovery Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

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Semiannual Report | 31

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2014, the Fund had OTC derivatives in a net liability position of $96,310,798 and the aggregate value of collateral pledged for such contracts was $72,621,535.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a coun-terparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At June 30, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2014, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	23,286,015	$796,316,955	39,277,044	$1,262,484,145
Shares issued in reinvestment of distributions	—	—	16,798,038	556,566,980
Shares redeemed	(18,786,368)	(642,726,084)	(32,446,005)	(1,055,230,264)
Net increase (decrease)	4,499,647	$153,590,871	23,629,077	$763,820,861
Class A Shares:
Shares sold	33,221,995	$1,119,524,542	67,514,512	$2,161,156,184
Shares issued in reinvestment of distributions	—	—	19,281,960	629,578,265
Shares redeemed	(24,318,345)	(820,880,043)	(44,501,012)	(1,417,904,412)
Net increase (decrease)	8,903,650	$298,644,499	42,295,460	$1,372,830,037

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013[a]
	Shares	Amount	Shares	Amount

Class B Shares[b]:
Shares sold			327	$9,532
Shares redeemed			(263,544)	(7,800,736)
Net increase (decrease)			(263,217)	$(7,791,204)
Class C Shares:
Shares sold	7,160,068	$238,842,194	14,796,292	$470,219,996
Shares issued in reinvestment of distributions	—	—	4,473,813	144,765,096
Shares redeemed	(5,312,665)	(177,456,579)	(10,615,918)	(334,093,548)
Net increase (decrease)	1,847,403	$61,385,615	8,654,187	$280,891,544
Class R Shares:
Shares sold	1,315,448	$43,913,595	3,025,023	$95,077,806
Shares issued in reinvestment of distributions	—	—	971,774	31,386,222
Shares redeemed	(1,575,715)	(52,681,665)	(3,957,937)	(124,102,361)
Net increase (decrease)	(260,267)	$(8,768,070)	38,860	$2,361,667
Class R6 Shares:
Shares sold	2,834,071	$95,515,172	306,934	$10,243,048
Shares issued in reinvestment of distributions	—	—	19,028	630,574
Shares redeemed	(130,374)	(4,521,258)	(13,647)	(466,434)
Net increase (decrease)	2,703,697	$90,993,914	312,315	$10,407,188

[a]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.
[b]Effective March 22, 2013, all class B Shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund paid an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	Over $10 billion, up to and including $13 billion
0.710%	Over $13 billion, up to and including $16 billion
0.690%	Over $16 billion, up to and including $19 billion
0.670%	Over $19 billion, up to and including $22 billion
0.650%	In excess of $22 billion

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

On May 15, 2014, the Board approved the proposal to combine the Fund’s investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement will be effective on July 1, 2014.

Effective July 1, 2014, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	In excess of $25 billion

b. Administrative Fees

The Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$3,667,554
CDSC retained	$105,139

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2014, the Fund paid transfer agent fees of $16,443,249, of which $6,207,124 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015. There were no Class R6 transfer agent fees waived during the period ended June 30, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2014	$698,957
[b]Decrease in projected benefit obligation	$(16,583)
Benefit payments made to retired trustees	$(12,844)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the Fund deferred post-October capital losses of $31,051,851.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$19,519,705,845

Unrealized appreciation	$6,846,729,404
Unrealized depreciation	(524,525,444)
Net unrealized appreciation (depreciation)	$6,322,203,960

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and corporate actions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2014, aggregated $3,568,170,043 and $2,780,628,891, respectively.

Transactions in options written during the period ended June 30, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2013	—	$—
Options written	1,287	642,308
Options expired	—	—
Options exercised	(1,287)	(642,308)
Options closed	—	—
Options outstanding at June 30, 2014	—	$—

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $108,386,110 representing 0.42% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/Units		Acquisition
Shares	Issuer	Dates	Cost	Value
8,893	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$8,893	$—
30,279,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
3,048,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	7,620,000	6,158,179
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	609,084
35,491,081	International Automotive Components Group North America, LLC	1/12/06 - 3/18/13	29,095,371	32,750,460
47,160	Olympus Re Holdings Ltd.	12/19/01	4,417,998	—
	Total Restricted Securities (Value is 0.15% of Net Assets)		$43,678,760	$39,517,723

11. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on	$11,430,391	Unrealized depreciation on	$135,730,990	[a]
	forward exchange contracts		forward exchange contracts /
Net assets consist of –
net unrealized appreciation
(depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and	$(172,507,322)	$66,803,207
futures contracts / Net change in unrealized appreciation
(depreciation) on translation of other assets and liabilities denominated in foreign currencies

For the period ended June 30, 2014, the average month end fair value of derivatives represented 0.50% of average month end net assets. The average month end number of open derivative contracts for the period was 259.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at End	at End	Investment	Capital
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
Imagine Group Holdings Ltd.	566,317	—	(566,317)	—	$—	$—	$(1,854,806)
International Automotive
Components Group
North America, LLC	35,491,081	—	—	35,491,081	32,750,460	—	—
NewPage Holdings Inc.	583,268	—	—	583,268	48,411,244	414,120	—
Total Affiliated Securities (Value is 0.31% of Net Assets)					$81,161,704	$414,120	$(1,854,806)

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$160,505,203	$—	$33,359,544	$193,864,747
Banks	2,559,127,171	70,368,283	—	2,629,495,454
Diversified Financial Services	296,569,067	—	6,158,179	302,727,246
Machinery	226,236,530	75,374,301	—	301,610,831
Paper & Forest Products	125,043,967	48,411,244	—	173,455,211
Real Estate Management & Development	—	—	41,064,331	41,064,331
All Other Equity Investments[b]	19,234,126,836	—	—[c]	19,234,126,836
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	1,039,485,615	—	1,039,485,615
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	226,516,369	—[c]	226,516,369
Companies in Liquidation	454,776	269,519,481	—[c]	269,974,257
Municipal Bonds	—	63,874,317	—	63,874,317
Short Term Investments	1,365,714,591	—	—	1,365,714,591
Total Investments in Securities	$23,967,778,141	$1,793,549,610	$80,582,054	$25,841,909,805
Other Financial Instruments
Forward Exchange Contracts	$—	$11,430,391	$—	$11,430,391
Liabilities:
Other Financial Instruments
Securities Sold Short	$139,669,914	$—	$—	$139,669,914
Futures Contracts	19,720,599	—	—	19,720,599
Forward Exchange Contracts	—	116,010,391	—	116,010,391
Total Other Financial Instruments	$159,390,513	$116,010,391	$—	$275,400,904

alncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

15. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements

Abbreviations
Counterparty		Currency	Selected Portfolio
BANT	Bank of America N.A.	CAD Canadian Dollar	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	CHF Swiss Franc	GO	General Obligation
BONY	Bank of New York Mellon	EUR Euro	IDR	International Depositary Receipt
DBFX	Deutsche Bank AG	GBP British Pound	PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG	USD United States Dollar
HSBC	HSBC Bank USA, N.A.
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 15, 2014, unanimously approved the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees held three meetings dedicated to the approval process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the approval process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the approval process relating to compliance with the Fund’s investment policies and restrictions. During the approval process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the approval process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not

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intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENTAND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s substantial efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2013. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global large-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2013, and had

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

SHAREHOLDER INFORMATION

annualized total returns for the three- and five-year periods also in the middle performing quintile. The Trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2013, was in the best performing quintile and exceeded 9%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 5.6 basis points of its expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2013, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the

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Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. As a result of such considerations, the trustees negotiated an additional breakpoint that reduces the Fund’s investment management fee for assets under management in excess of $25 billion by 0.02% (2 basis points). To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

In addition to the investment management services provided to the Fund under its investment management agreement, administrative services had been historically provided to the Fund under a separate agreement. At the May 15, 2014, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fees, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Mutual Global Discovery Fund
(formerly, Mutual Global Discovery Fund)

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	477 S 08/14

Semiannual Report
and Shareholder Letter
June 30, 2014

Franklin Mutual European Fund

(formerly, Mutual European Fund)

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise —from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter		1
Semiannual Report
Franklin Mutual European Fund		4
Performance Summary		8
Your Fund’s Expenses		11
Financial Highlights and
Statement of Investments		13
Financial Statements		24
Notes to Financial Statements		28
Shareholder Information		41

Average Annual Total Return
Class Z		6/30/14
1-Year	+	19.70%
5-Year	+	12.32%
10-Year	+	9.66%

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

franklintempleton.com

1

Semiannual Report

Franklin Mutual European Fund

(formerly, Mutual European Fund)

This semiannual report for Franklin Mutual European Fund covers the period ended June 30, 2014.

Your Fund’s Goals and Main Investments

Franklin Mutual European Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

Performance Overview

Franklin Mutual European Fund – Class Z posted a +0.48% cumulative total return for the six months under review. For comparison, the Fund’s benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets, produced a +4.92% total return in local currency terms.1, 2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The U.K economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than what many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: MSCI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and for the first time, set a negative deposit rate.

U.S. economic growth and employment trends were generally encouraging during the period, despite severe weather across many states that limited economic activity in the first quarter of 2014. The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. The Fed continued reducing asset purchases during the period.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period and oil prices increased amid supply concerns related to the crises in Ukraine and Iraq. The U.S. dollar was relatively flat compared to the euro.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/14
% of Total
Net Assets
Insurance	14.5%
Banks	6.4%
Diversified Telecommunication Services	5.8%
Oil, Gas & Consumable Fuels	5.4%
Metals & Mining	4.4%
Food & Staples Retailing	4.4%
Specialty Retail	4.0%
Machinery	3.8%
Wireless Telecommunication Services	3.7%
Marine	3.4%

Manager’s Discussion

Many Fund holdings increased in value during the six-month period. Top contributors to performance included shipping firm A.P. Moller-Maersk, industrial conglomerate ThyssenKrupp and automotive parts manufacturer Valeo.

A.P. Moeller-Maersk is a Danish company with operations centered on container shipping, ports, oil and gas services, and offshore drilling. During the period under review, Maersk reported better-than-expected results for its fiscal first quarter. All of the company’s major divisions contributed to the strong quarterly showing, but results in its container shipping division were the biggest positive surprise. Management also increased profit guidance for the full fiscal year. Earlier in the period, the company announced the sale of its retail business, Dansk Supermarked, at what we believed was a good price, as well as the sale of several very large crude carriers. In our view at period-end, these sales and other moves to streamline the company’s portfolio of assets could be positive drivers for the stock.

ThyssenKrupp is a German industrial conglomerate with significant operations in steel. Benefits from the company’s “IMPACT” restructuring plan appeared to be materializing as the company reported continued improvement in operating performance in the first quarter and raised guidance for fiscal year 2014. The company also reported strong order backlog, particularly in the capital goods division. After ThyssenKrupp completed the sale of its Steel Americas operations and raised new capital to address its low equity level, we believed the successful execution of the current restructuring plan could help improve operational performance and free cash flow.

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Shares of France-based automotive parts maker Valeo surged in February as full-year 2013 results beat consensus estimates. The company reported sales and operating margins that topped expectations and stated that it expects margins to improve further in 2014. A stabilizing automobile market in Europe and signs that management was successfully executing on its growth initiatives and efforts to improve margins helped drive share prices higher.

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
A.P. Moller-Maersk AS, B	3.4%
Marine, Denmark
Accor SA	2.3%
Hotels, Restaurants & Leisure, France
Koninklijke KPN NV	2.3%
Diversified Telecommunication Services, Netherlands
Metro AG	2.2%
Food & Staples Retailing, Germany
Direct Line Insurance Group PLC	2.2%
Insurance, U.K.
RSA Insurance Group PLC	2.2%
Insurance, U.K.
Ageas	2.2%
Insurance, Belgium
ThyssenKrupp AG	2.2%
Metals & Mining, Germany
Tesco PLC	2.1%
Food & Staples Retailing, U.K.
Vodafone Group PLC	2.1%
Wireless Telecommunication Services, U.K.

During the period under review, some of the Fund’s investments negatively affected performance. These included oil and gas firm Cairn Energy, mobile telecommunications company Vodafone Group and insurer Lancashire Holdings.

Shares of Cairn Energy declined sharply in the first quarter of 2014 following an inquiry by Indian tax authorities, which appeared to use a 2012 law to seek capital gains tax on transactions internal to Cairn, entered into in 2006–2007. Serious questions arose about the validity of the 2012 law, and its applicability to Cairn was particularly questionable as it related to internal transactions and not an actual sale. Nonetheless, the Indian tax department prohibited Cairn from selling further shares of its holding in Cairn India until this issue was resolved, calling into question the company’s ability to fund its aggressive exploration program beyond the coming year. The situation took a positive turn in May with a landslide victory by the opposition BJP party in India’s national elections. The BJP pledged to be more business friendly, increasing the possibility of a positive resolution to the tax inquiry.

In May, U.K.-based Vodafone reported fiscal fourth-quarter results (the company has a March 31 fiscal year-end) as earnings fell short of expectations and capital spending increased significantly, following Vodafone’s strategic decision to significantly upgrade its network to offer a differentiated level of service. The company believed that consumers would be willing to pay a premium for network quality as data usage increases. We agreed with this position; however, in the near term, earnings were likely to be under pressure. With the possibility of a merger with AT&T on hold, we believed the primary near-term catalysts were potential market consolidation in Europe, disposals of non-core assets and the resolution of a tax dispute with India’s government, which could pave the way for an initial public offering of Vodafone’s India business.

Lancashire Holdings announced in April that its founder and chief executive officer (CEO) Richard Brindle would retire at the end of the month. The market generally viewed the resignation as negative for the company, but we believed that the internal promotion to fill the CEO role meant business would continue as usual and posed no threat to our investment thesis. Quarterly results announced at the start of May were also slightly below consensus expectations.

During the period, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

6 | Semiannual Report

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FRANKLIN MUTUAL EUROPEAN FUND

Thank you for your continued participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

Philippe Brugere-Trelat has been co-portfolio manager for Franklin Mutual European Fund (formerly, Mutual European Fund) since 2010 and portfolio manager since 2005. He also has been portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Katrina Dudley has been co-portfolio manager for Franklin Mutual European Fund (formerly, Mutual European Fund) since 2010 and had been assistant portfolio manager since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as health care services companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/14	12/31/13		Change
Z (MEURX)	$24.88	$24.76	+$	0.12
A (TEMIX)	$24.29	$24.21	+$	0.08
C (TEURX)	$24.24	$24.25	-$	0.01
R (n/a)	$24.00	$23.95	+$	0.05
R6 (FMEUX)	$24.89	$24.75	+$	0.14

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FRANKLIN MUTUAL EUROPEAN FUND
PERFORMANCE SUMMARY

Performance as of 6/30/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]	Operating Expenses[4]
Z						1.07%
6-Month	+	0.48%	+	0.48%	$10,048
1-Year	+	19.70%	+	19.70%	$11,970
5-Year	+	78.77%	+	12.32%	$17,877
10-Year	+	151.47%	+	9.66%	$25,147
A						1.37%
6-Month	+	0.33%		-5.45%	$9,455
1-Year	+	19.35%	+	12.49%	$11,249
5-Year	+	76.06%	+	10.66%	$16,594
10-Year	+	143.97%	+	8.68%	$22,995
C						2.07%
6-Month		-0.04%		-1.04%	$9,896
1-Year	+	18.49%	+	17.49%	$11,749
5-Year	+	70.02%	+	11.20%	$17,002
10-Year	+	127.62%	+	8.57%	$22,762
R						1.57%
6-Month	+	0.21%	+	0.21%	$10,021
1-Year	+	19.13%	+	19.13%	$11,913
3-Year	+	29.03%	+	8.87%	$12,903
Since Inception (10/30/09)	+	52.62%	+	9.48%	$15,262
R6						0.90%
6-Month	+	0.57%	+	0.57%	$10,057
1-Year	+	19.88%	+	19.88%	$11,988
Since Inception (5/1/13)	+	19.61%	+	16.63%	$11,961

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL EUROPEAN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL EUROPEAN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN MUTUAL EUROPEAN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Z
Actual	$1,000	$1,004.80	$5.17
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.21
A
Actual	$1,000	$1,003.30	$6.66
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$6.71
C
Actual	$1,000	$999.60	$10.11
Hypothetical (5% return before expenses)	$1,000	$1,014.68	$10.19
R
Actual	$1,000	$1,002.10	$7.64
Hypothetical (5% return before expenses)	$1,000	$1,017.16	$7.70
R6
Actual	$1,000	$1,005.70	$4.43
Hypothetical (5% return before expenses)	$1,000	$1,020.38	$4.46

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.04%; A: 1.34%; C: 2.04%; R: 1.54% and R6: 0.89%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN MUTUAL EUROPEAN FUND

Financial Highlights
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$24.76	$21.13	$18.95	$21.47	$20.39	$17.25
Income from investment operations[a]:
Net investment income[b]	0.63 [c]	0.49	0.44	0.50	0.34	0.40
Net realized and unrealized gains (losses)	(0.51)	5.12	2.89	(2.25)	1.40	3.52
Total from investment operations	0.12	5.61	3.33	(1.75)	1.74	3.92
Less distributions from:
Net investment income	—	(0.46)	(0.68)	(0.77)	(0.66)	(0.78)
Net realized gains	—	(1.52)	(0.47)	—	—	—
Total distributions	—	(1.98)	(1.15)	(0.77)	(0.66)	(0.78)
Net asset value, end of period	$24.88	$24.76	$21.13	$18.95	$21.47	$20.39

Total return[d]	0.48%	26.68%	17.73%	(8.01)%	8.61%	23.01%

Ratios to average net assets [e]
Expenses before expense reduction[f]	1.04%	1.07%	1.13%	1.11%	1.10%	1.13%
Expenses net of expense reduction[f]	1.04%[g]	1.07%[g]	1.13%	1.11%	1.10%	1.12%
Expenses incurred in connection with
securities sold short	0.01%	—%[h]	—%	—%	—%	—%
Net investment income	5.11%[c]	2.04%	2.16%	2.43%	1.65%	2.17%

Supplemental data
Net assets, end of period (000’s)	$1,500,115	$1,399,294	$1,101,659	$964,069	$1,057,801	$1,017,962
Portfolio turnover rate	24.71%	39.05%	41.69%	32.60%	35.44%	58.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.28 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$24.21	$20.71	$18.59	$21.06	$20.02	$16.89
Income from investment operations[a]:
Net investment income[b]	0.58 [c]	0.42	0.37	0.44	0.27	0.34
Net realized and unrealized gains (losses)	(0.50)	4.99	2.84	(2.20)	1.37	3.45
Total from investment operations	0.08	5.41	3.21	(1.76)	1.64	3.79
Less distributions from:
Net investment income	—	(0.39)	(0.62)	(0.71)	(0.60)	(0.66)
Net realized gains	—	(1.52)	(0.47)	—	—	—
Total distributions	—	(1.91)	(1.09)	(0.71)	(0.60)	(0.66)
Net asset value, end of period	$24.29	$24.21	$20.71	$18.59	$21.06	$20.02

Total return[d]	0.33%	26.30%	17.37%	(8.27)%	8.25%	22.67%

Ratios to average net assets[e]
Expenses before expense reduction[f]	1.34%	1.37%	1.43%	1.41%	1.40%	1.43%
Expenses net of expense reduction[f]	1.34%[g]	1.37%[g]	1.43%	1.41%	1.40%	1.42%
Expenses incurred in connection with
securities sold short	0.01%	—%[h]	—%	—%	—%	—%
Net investment income	4.81%[c]	1.74%	1.86%	2.13%	1.35%	1.87%

Supplemental data
Net assets, end of period (000’s)	$996,047	$839,655	$653,435	$593,825	$765,304	$807,932
Portfolio turnover rate	24.71%	39.05%	41.69%	32.60%	35.44%	58.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.28 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.50%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$24.25	$20.79	$18.66	$21.10	$20.05	$16.76
Income from investment operations[a]:
Net investment income[b]	0.50 [c]	0.24	0.24	0.31	0.13	0.21
Net realized and unrealized gains (losses)	(0.51)	5.02	2.83	(2.20)	1.36	3.42
Total from investment operations	(0.01)	5.26	3.07	(1.89)	1.49	3.63
Less distributions from:
Net investment income	—	(0.28)	(0.47)	(0.55)	(0.44)	(0.34)
Net realized gains	—	(1.52)	(0.47)	—	—	—
Total distributions	—	(1.80)	(0.94)	(0.55)	(0.44)	(0.34)
Net asset value, end of period	$24.24	$24.25	$20.79	$18.66	$21.10	$20.05

Total return[d]	(0.04)%	25.44%	16.54%	(8.90)%	7.52%	21.76%

Ratios to average net assets[e]
Expenses before expense reduction[f]	2.04%	2.07%	2.13%	2.11%	2.10%	2.13%
Expenses net of expense reduction[f]	2.04%[g]	2.07%[g]	2.13%	2.11%	2.10%	2.12%
Expenses incurred in connection with
securities sold short	0.01%	—%[h]	—%	—%	—%	—%
Net investment income	4.11%[c]	1.04%	1.16%	1.43%	0.65%	1.17%

Supplemental data
Net assets, end of period (000’s)	$240,755	$198,491	$122,438	$127,012	$171,750	$192,122
Portfolio turnover rate	24.71%	39.05%	41.69%	32.60%	35.44%	58.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.28 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009 [a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.95	$20.55	$18.47	$21.00	$19.98	$19.36
Income from investment operations[b]:
Net investment income[c]	0.53 [d]	0.31	0.33	0.16	0.19	0.02
Net realized and unrealized gains (losses)	(0.48)	5.02	2.81	(1.97)	1.42	0.79
Total from investment operations	0.05	5.33	3.14	(1.81)	1.61	0.81
Less distributions from:
Net investment income	—	(0.41)	(0.59)	(0.72)	(0.59)	(0.19)
Net realized gains	—	(1.52)	(0.47)	—	—	—
Total distributions	—	(1.93)	(1.06)	(0.72)	(0.59)	(0.19)
Net asset value, end of period	$24.00	$23.95	$20.55	$18.47	$21.00	$19.98

Total return[e]	0.21%	26.05%	17.16%	(8.45)%	8.02%	4.23%

Ratios to average net assets[f]
Expenses before expense reduction[g]	1.54%	1.57%	1.63%	1.61%	1.60%	1.63%
Expenses net of expense reduction[g]	1.54%[h]	1.57%[h]	1.63%	1.61%	1.60%	1.62%
Expenses incurred in connection with
securities sold short	0.01%	—%[i]	—%	—%	—%	—%
Net investment income	4.61%[d]	1.54%	1.66%	1.93%	1.15%	1.67%

Supplemental data
Net assets, end of period (000’s)	$331	$133	$46	$31	$21	$5
Portfolio turnover rate	24.71%	39.05%	41.69%	32.60%	35.44%	58.83%

aFor the period October 30, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.28 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.30%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Period Ended
	June 30, 2014	December 31,
	(unaudited)	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$24.75	$22.54
Income from investment operations[b]:
Net investment income[c]	0.65 [d]	0.28
Net realized and unrealized gains (losses)	(0.51)	3.95
Total from investment operations	0.14	4.23
Less distributions from:
Net investment income	—	(0.50)
Net realized gains	—	(1.52)
Total distributions	—	(2.02)
Net asset value, end of period	$24.89	$24.75

Total return[e]	0.57%	18.99%

Ratios to average net assets[f]
Expenses[g,h]	0.89%	0.90%
Expenses incurred in connection with securities sold short	0.01%	—%[i]
Net investment income	5.26%[d]	2.21%

Supplemental data
Net assets, end of period (000’s)	$373,901	$317,690
Portfolio turnover rate	24.71%	39.05%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.28 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.95%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
iRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND

Statement of Investments, June 30, 2014 (unaudited)
	Country	Shares	Value
Common Stocks 85.5%
Aerospace & Defense 1.5%
Safran SA	France	715,129	$46,826,824
Airlines 1.9%
[a]International Consolidated Airlines Group SA	United Kingdom	9,224,942	58,486,098
Auto Components 2.0%
Cie Generale des Etablissements Michelin, B	France	193,150	23,081,078
Pirelli & C. SpA	Italy	2,387,838	38,324,688
			61,405,766
Banks 6.4%
Barclays PLC	United Kingdom	15,723,869	57,257,427
BNP Paribas SA	France	858,740	58,264,991
[a]National Bank of Greece SA	Greece	6,921,033	25,306,282
Societe Generale SA	France	543,446	28,470,216
UniCredit SpA	Italy	3,599,340	30,141,544
			199,440,460
Capital Markets 1.7%
Credit Suisse Group AG	Switzerland	1,835,582	52,489,552
Chemicals 0.3%
Arkema	France	94,910	9,238,587
Commercial Services & Supplies 0.5%
G4S PLC	United Kingdom	3,392,138	14,813,408
Construction & Engineering 1.0%
FLSmidth & Co. AS	Denmark	585,000	32,683,845
Construction Materials 1.0%
SA des Ciments Vicat	France	347,213	30,336,314
Containers & Packaging 1.2%
Rexam PLC	United Kingdom	4,118,870	37,707,927
Diversified Financial Services 1.6%
[a]ING Groep NV, IDR	Netherlands	3,294,487	46,289,375
Oslo Bors VPS Holding ASA	Norway	340,000	4,102,731
			50,392,106
Diversified Telecommunication Services 5.8%
[a]Hellenic Telecommunications Organization SA	Greece	2,037,612	30,136,402
[a]Koninklijke KPN NV	Netherlands	19,454,640	70,894,776
TDC AS	Denmark	4,091,585	42,345,139
[a]Telecom Italia SpA	Italy	9,012,179	11,416,098
Telenor ASA	Norway	1,181,206	26,908,191
			181,700,606
Electric Utilities 1.6%
Enel SpA	Italy	8,338,416	48,576,610
Energy Equipment & Services 1.3%
[a]DeepOcean Group Holding BV	Netherlands	915,467	29,294,944
Fugro NV, IDR	Netherlands	188,444	10,790,972
			40,085,916

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FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 4.4%
[a]Metro AG	Germany	1,593,016	$69,438,916
Tesco PLC	United Kingdom	13,556,740	65,929,553
			135,368,469
Health Care Equipment & Supplies 0.1%
Nobel Biocare Holding AG	Switzerland	131,484	1,957,026
Hotels, Restaurants & Leisure 2.3%
Accor SA	France	1,399,341	72,801,279
Industrial Conglomerates 0.8%
Siemens AG	Germany	184,799	24,408,889
Insurance 14.5%
ACE Ltd.	United States	306,024	31,734,689
Ageas	Belgium	1,694,569	67,611,479
Delta Lloyd NV	Netherlands	2,045,243	51,927,905
Direct Line Insurance Group PLC	United Kingdom	14,974,086	69,132,627
Friends Life Group Ltd.	United Kingdom	5,394,120	29,103,510
Lancashire Holdings Ltd.	United Kingdom	4,210,611	47,121,994
[a,b]Olympus Re Holdings Ltd.	United States	16,080	—
RSA Insurance Group PLC	United Kingdom	8,334,639	67,717,091
[a]Storebrand ASA	Norway	7,664,955	43,158,728
UNIQA Insurance Group AG	Austria	3,455,709	44,427,963
			451,935,986
Machinery 3.8%
CNH Industrial NV (EUR Traded)	United Kingdom	655,521	6,732,774
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	833,461	8,560,373
IMI PLC	United Kingdom	2,100,693	53,453,278
KUKAAG	Germany	452,340	27,392,388
Vossloh AG	Germany	273,679	23,270,692
			119,409,505
Marine 3.4%
A.P. Moeller-Maersk AS, B	Denmark	42,955	106,740,587
Media 2.7%
Reed Elsevier PLC	United Kingdom	3,509,778	56,455,764
RTL Group SA	Germany	241,477	26,927,810
			83,383,574
Metals & Mining 4.4%
Anglo American PLC	United Kingdom	2,406,001	58,875,232
[a]ThyssenKrupp AG	Germany	2,295,565	66,928,550
Voestalpine AG	Austria	206,741	9,839,886
			135,643,668
Multiline Retail 1.8%
Marks & Spencer Group PLC	United Kingdom	7,597,329	55,278,339
Oil, Gas & Consumable Fuels 5.4%
BG Group PLC	United Kingdom	1,640,181	34,662,471
BP PLC	United Kingdom	3,801,931	33,498,697
[a]Cairn Energy PLC	United Kingdom	10,952,822	37,484,940
Royal Dutch Shell PLC, A	United Kingdom	1,506,604	62,391,735
			168,037,843

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FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares		Value
Common Stocks (continued)
Pharmaceuticals 2.7%
AstraZeneca PLC	United Kingdom	345,240		$25,642,577
AstraZeneca PLC, ADR	United Kingdom	145,594		10,819,090
Novartis AG	Switzerland	531,424		48,117,886
				84,579,553
Real Estate Management & Development 0.0%†
[c]Canary Wharf Group PLC	United Kingdom	192,100		1,460,776
Road & Rail 2.5%
[a,b,d]Euro Wagon LP	Jersey Islands	16,127,149		18,225,250
[a]FirstGroup PLC	United Kingdom	27,890,207		60,420,767
				78,646,017
Specialty Retail 4.0%
[a]Dufry AG	Switzerland	330,577		59,417,008
Kingfisher PLC	United Kingdom	10,439,184		64,130,082
				123,547,090
Trading Companies & Distributors 1.2%
[a]Kloeckner & Co. SE	Germany	1,985,080		29,930,329
Rexel SA	France	261,001		6,104,867
				36,035,196
Wireless Telecommunication Services 3.7%
Tele2 AB, B	Sweden	4,331,790		51,026,309
Vodafone Group PLC	United Kingdom	19,568,897		65,298,281
				116,324,590
Total Common Stocks (Cost $2,207,342,297)				2,659,742,406
Preferred Stocks (Cost $56,964,283) 1.8%
Automobiles 1.8%
Volkswagen AG, pfd.	Germany	215,537		56,613,055

		Principal
		Amount*
Corporate Bonds (Cost $5,981,223) 0.2%
[e,f]Baggot Securities Ltd., secured bond, 144A, 10.24%, Perpetual	Ireland	4,212,000	EUR	6,353,270
Total Investments before Short Term Investments
(Cost $2,270,287,803)				2,722,708,731
Short Term Investments 12.8%
U.S. Government and Agency Securities 12.8%
[g]FHLB, 7/01/14	United States	17,500,000		17,500,000
[g]U.S. Treasury Bills,
7/24/14	United States	50,000,000		49,999,650
[h] 10/30/14	United States	40,000,000		39,995,480
[h] 7/03/14 - 12/26/14	United States	289,000,000		288,972,648
Total U.S. Government and Agency Securities
(Cost $396,459,753)				396,467,778
Total Investments (Cost $2,666,747,556) 100.3%				3,119,176,509
Other Assets, less Liabilities (0.3)%				(8,028,496)
Net Assets 100.0%			$3,111,148,013

20 | Semiannual Report

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FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 10 regarding restricted securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2014, the value of this security was $1,460,776, representing 0.05%
of net assets.
dSee Note 12 regarding holdings of 5% voting securities.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June
30, 2014, the value of this security was $6,353,270, representing 0.2% of net assets.
fPerpetual security with no stated maturity date.
gThe security is traded on a discount basis with no stated coupon rate.
hSecurity or a portion of the security has been pledged as collateral for open futures and forward contracts. At June 30, 2014, the aggregate value of these securities and/or cash pledged as collateral was $12,899,358, representing 0.41% of net assets.

At June 30, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	24	$3,386,100	9/15/14	$—	$(24,685)
EUR/USD		Short	1,775	303,924,375	9/15/14	—	(3,282,001)
GBP/USD		Short	1,643	175,544,281	9/15/14	—	(3,253,011)
Unrealized appreciation (depreciation)						—	(6,559,697)
Net unrealized appreciation (depreciation)							$(6,559,697)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	BANT	Buy	37,408,433	$51,580,231	7/17/14	$2,075	$(349,781)
Euro	BANT	Sell	87,761,923	119,447,791	7/17/14	27,477	(773,575)
Euro	BBU	Buy	16,288,942	22,397,490	7/17/14	1,363	(90,417)
Euro	BBU	Sell	25,401,108	34,610,390	7/17/14	—	(177,566)
Euro	BONY	Buy	409,722	559,846	7/17/14	1,286	—
Euro	BONY	Sell	8,469,944	11,616,776	7/17/14	24,747	(7,939)
Euro	HSBC	Buy	5,241,630	7,228,441	7/17/14	1,343	(51,136)
Euro	HSBC	Sell	16,502,438	22,627,291	7/17/14	58,632	(32,169)
Euro	SCBT	Buy	3,548,763	4,896,086	7/17/14	1,493	(37,389)
Euro	SCBT	Sell	62,268,145	84,691,446	7/17/14	—	(587,571)
Euro	SSBT	Buy	2,315,167	3,208,507	7/17/14	1,200	(38,982)
Euro	SSBT	Sell	633,919	867,879	7/17/14	—	(301)
British Pound	BANT	Buy	1,400,000	2,331,038	7/21/14	64,219	—
British Pound	BANT	Sell	38,177,618	62,308,328	7/21/14	—	(3,009,683)
British Pound	BBU	Sell	67,306,920	110,030,824	7/21/14	—	(5,124,452)
British Pound	BONY	Buy	1,413,222	2,351,706	7/21/14	66,173	—
British Pound	BONY	Sell	3,934,917	6,577,352	7/21/14	—	(154,890)
British Pound	HSBC	Buy	389,948	647,961	7/21/14	19,200	—
British Pound	HSBC	Sell	14,301,746	23,469,165	7/21/14	—	(999,663)
British Pound	SCBT	Buy	1,689,774	2,811,142	7/21/14	79,889	—

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FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
British Pound	SCBT	Sell	2,094,496	$3,507,795	7/21/14	$—	$(75,674)
British Pound	SSBT	Buy	1,949,739	3,242,786	7/21/14	93,018	—
Swiss Franc	BANT	Buy	8,648,735	9,695,078	8/12/14	60,767	—
Swiss Franc	BANT	Sell	115,678,040	129,242,419	8/12/14	30,056	(1,273,434)
Swiss Franc	BBU	Buy	11,187,981	12,570,111	8/12/14	50,025	—
Swiss Franc	BBU	Sell	4,647,994	5,209,198	8/12/14	5,584	(39,362)
Swiss Franc	BONY	Buy	482,085	539,189	8/12/14	4,607	—
Swiss Franc	BONY	Sell	150,954	169,573	8/12/14	—	(704)
Swiss Franc	DBFX	Buy	3,698,320	4,140,020	8/12/14	31,716	—
Swiss Franc	DBFX	Sell	1,760,000	1,958,286	8/12/14	—	(27,008)
Swiss Franc	FBCO	Buy	793,472	884,533	8/12/14	10,510	—
Swiss Franc	FBCO	Sell	2,566,997	2,896,987	8/12/14	1,434	(41)
Swiss Franc	HSBC	Sell	1,075,420	1,221,564	8/12/14	9,083	(603)
Swiss Franc	SCBT	Sell	2,728,406	3,063,731	8/12/14	—	(13,933)
Swiss Franc	SSBT	Buy	5,024,675	5,666,422	8/12/14	32,304	(30,852)
Swiss Franc	SSBT	Sell	8,858,706	10,038,442	8/12/14	71,090	(25,342)
Danish Krone	BANT	Buy	38,336,955	7,135,569	8/14/14	—	(92,677)
Danish Krone	BANT	Sell	39,741,267	7,331,572	8/14/14	39,516	(8,823)
Danish Krone	BBU	Buy	10,803,365	2,011,353	8/14/14	—	(26,664)
Danish Krone	BBU	Sell	411,622,178	75,043,345	8/14/14	3,823	(579,693)
Danish Krone	BONY	Buy	16,172,153	2,988,437	8/14/14	4,075	(21,522)
Danish Krone	BONY	Sell	8,520,463	1,569,620	8/14/14	4,323	—
Danish Krone	SSBT	Buy	9,291,000	1,728,288	8/14/14	—	(21,436)
Danish Krone	SSBT	Sell	23,182,406	4,256,837	8/14/14	2,352	(4,360)
British Pound	BANT	Buy	5,907,095	10,063,306	8/19/14	41,473	(715)
British Pound	BANT	Sell	32,128,979	53,760,607	8/19/14	—	(1,195,890)
British Pound	BBU	Buy	10,824,967	18,229,008	8/19/14	287,057	—
British Pound	BBU	Sell	56,589,807	94,576,924	8/19/14	—	(2,219,728)
British Pound	DBFX	Buy	1,744,725	2,980,178	8/19/14	4,167	—
British Pound	FBCO	Buy	3,707,708	6,341,081	8/19/14	1,438	(498)
British Pound	HSBC	Buy	6,663,983	11,199,317	8/19/14	199,401	—
British Pound	HSBC	Sell	39,887,501	66,687,857	8/19/14	—	(1,539,564)
British Pound	SCBT	Buy	213,940	359,692	8/19/14	6,252	—
British Pound	SSBT	Buy	2,248,569	3,807,645	8/19/14	38,524	—
British Pound	SSBT	Sell	691,829	1,165,704	8/19/14	—	(17,667)
Euro	BANT	Sell	80,582,635	110,371,559	8/29/14	106,954	(112,571)
Euro	BBU	Buy	2,040,204	2,828,435	8/29/14	—	(33,888)
Euro	BBU	Sell	72,657,690	99,379,404	8/29/14	39,171	(181,838)
Euro	BANT	Buy	340,188	468,832	10/16/14	—	(2,765)
Euro	BANT	Sell	79,263,806	109,566,359	10/16/14	972,459	—
Euro	BBU	Buy	6,401,178	8,875,195	10/16/14	—	(105,380)
Euro	BBU	Sell	81,969,595	113,292,795	10/16/14	991,879	—
Euro	HSBC	Buy	5,974,080	8,215,734	10/16/14	—	(31,057)
Euro	SCBT	Buy	7,581,376	10,445,317	10/16/14	—	(58,594)
British Pound	BANT	Sell	58,481,230	98,094,945	10/22/14	—	(1,873,678)
British Pound	FBCO	Sell	2,017,433	3,414,419	10/22/14	—	(34,209)
British Pound	SCBT	Buy	11,400,000	19,226,898	10/22/14	260,420	—
British Pound	SCBT	Sell	2,431,118	4,143,160	10/22/14	—	(12,627)
British Pound	SSBT	Sell	63,596,704	106,700,821	10/22/14	—	(2,012,263)
Swedish Krona	BANT	Buy	10,419,535	1,580,775	11/12/14	105	(23,292)
Swedish Krona	BBU	Sell	359,133,035	55,107,955	11/12/14	1,422,102	—
Swedish Krona	DBFX	Buy	7,801,630	1,174,880	11/12/14	—	(8,635)
Euro	BANT	Sell	78,206,437	106,928,381	11/17/14	93,201	(325,646)
Euro	BBU	Sell	72,154,046	98,870,427	11/17/14	129,137	(126,369)

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				FRANKLIN MUTUAL EUROPEAN FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	DBFX	Sell	3,766,653	$5,116,482	11/17/14	$—	$(44,700)
Euro	HSBC	Sell	10,349,454	14,156,867	11/17/14	13,477	(37,745)
Euro	SCBT	Sell	776,135	1,059,203	11/17/14	—	(4,281)
Euro	SSBT	Sell	1,093,339	1,487,404	11/17/14	—	(10,723)
British Pound	BANT	Sell	59,847,454	100,603,570	11/21/14	—	(1,664,470)
British Pound	SSBT	Sell	53,051,402	89,179,408	11/21/14	—	(1,475,459)
Norwegian Krone	BANT	Buy	9,443,713	1,530,852	11/21/14	707	—
Norwegian Krone	BANT	Sell	460,736,409	77,213,724	11/21/14	2,492,604	—
Norwegian Krone	BONY	Sell	4,699,589	777,942	11/21/14	15,774	—
Norwegian Krone	DBFX	Buy	5,500,000	892,878	11/21/14	—	(901)
Unrealized appreciation (depreciation)						7,919,682	(26,832,795)
Net unrealized appreciation (depreciation)							$(18,913,113)

aMay be comprised of multiple contracts using the same currency and settlement date. See Abbreviations on page 40.

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FRANKLIN MUTUAL EUROPEAN FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,660,465,047
Cost - Controlled affiliated issuers (Note 12)	6,282,509
Total cost of investments	$2,666,747,556
Value - Unaffiliated issuers	$3,100,951,259
Value - Controlled affiliated issuers (Note 12)	18,225,250
Total value of investments	3,119,176,509
Cash	1,170,776
Foreign currency, at value (cost $8,968,433)	8,999,063
Receivables:
Investment securities sold	10,351,396
Capital shares sold	6,522,913
Dividends and interest	10,881,260
Unrealized appreciation on forward exchange contracts	7,919,682
Other assets	1,328
Total assets	3,165,022,927
Liabilities:
Payables:
Investment securities purchased	17,340,982
Capital shares redeemed	3,662,605
Management fees	2,014,548
Administrative fees	198,467
Distribution fees	897,588
Transfer agent fees	683,382
Trustees’ fees and expenses	84,638
Variation margin	1,967,163
Unrealized depreciation on forward exchange contracts	26,832,795
Accrued expenses and other liabilities	192,746
Total liabilities	53,874,914
Net assets, at value	$3,111,148,013
Net assets consist of:
Paid-in capital	$2,487,878,448
Undistributed net investment income	71,848,286
Net unrealized appreciation (depreciation)	427,138,662
Accumulated net realized gain (loss)	124,282,617
Net assets, at value	$3,111,148,013

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2014 (unaudited)

Class Z:
Net assets, at value	$1,500,114,520
Shares outstanding	60,298,394
Net asset value and maximum offering price per share	$24.88
Class A:
Net assets, at value	$996,047,025
Shares outstanding	41,013,777
Net asset value per share[a]	$24.29
Maximum offering price per share (net asset value per share ÷ 94.25%)	$25.77
Class C:
Net assets, at value	$240,755,054
Shares outstanding	9,931,923
Net asset value and maximum offering price per share[a]	$24.24
Class R:
Net assets, at value	$330,704
Shares outstanding	13,779
Net asset value and maximum offering price per share	$24.00
Class R6:
Net assets, at value	$373,900,710
Shares outstanding	15,023,111
Net asset value and maximum offering price per share	$24.89

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2014 (unaudited)

Investment income:
Dividends (net of foreign taxes of $4,971,647)	$91,915,530
Interest	456,697
Total investment income	92,372,227
Expenses:
Management fees (Note 3a)	11,612,389
Administrative fees (Note 3b)	1,142,909
Distribution fees: (Note 3c)
Class A	1,398,617
Class C	1,117,093
Class R	620
Transfer agent fees: (Note 3e)
Class Z	1,102,604
Class A	699,118
Class C	167,516
Class R	186
Class R6	113
Custodian fees (Note 4)	136,011
Reports to shareholders	59,230
Registration and filing fees	82,838
Professional fees	91,405
Trustees’ fees and expenses	28,671
Dividends on securities sold short	124,945
Other	26,431
Total expenses	17,790,696
Expense reductions (Note 4)	(14)
Net expenses	17,790,682
Net investment income	74,581,545
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	161,578,722
Foreign currency transactions	(60,628,448)
Futures contracts	(9,980)
Securities sold short	190,241
Net realized gain (loss)	101,130,535
Net change in unrealized appreciation (depreciation) on:
Investments	(198,364,162)
Translation of other assets and liabilities denominated in foreign currencies	33,330,240
Net change in unrealized appreciation (depreciation)	(165,033,922)
Net realized and unrealized gain (loss)	(63,903,387)
Net increase (decrease) in net assets resulting from operations	$10,678,158

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	FRANKLIN MUTUAL EUROPEAN FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$74,581,545	$42,374,574
Net realized gain (loss) from investments, foreign currency transactions, futures contracts
and securities sold short	101,130,535	153,787,495
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	(165,033,922)	336,696,760
Net increase (decrease) in net assets resulting from operations	10,678,158	532,858,829
Distributions to shareholders from:
Net investment income:
Class Z	—	(24,011,359)
Class A	—	(12,591,265)
Class C	—	(2,058,127)
Class R	—	(1,998)
Class R6	—	(5,884,957)
Net realized gains:
Class Z	—	(78,739,802)
Class A	—	(48,335,077)
Class C	—	(11,433,236)
Class R	—	(7,605)
Class R6	—	(17,974,679)
Total distributions to shareholders	—	(201,038,105)
Capital share transactions: (Note 2)
Class Z	93,694,308	120,739,224
Class A	154,365,481	73,155,449
Class B	—	(630,113)
Class C	42,616,849	56,172,805
Class R	195,459	80,985
Class R6	54,336,244	295,734,868
Total capital share transactions	345,208,341	545,253,218
Net increase (decrease) in net assets	355,886,499	877,073,942
Net assets:
Beginning of period	2,755,261,514	1,878,187,572
End of period	$3,111,148,013	$2,755,261,514
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$71,848,286	$(2,733,259)

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FRANKLIN MUTUAL EUROPEAN FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, the Mutual European Fund was renamed the Franklin Mutual European Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain

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FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counter-party under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2014, the Fund had no securities sold short.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2014, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting
Policies (continued)

i. Guarantees and Indemnifications (continued)

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maxi-
mum exposure under these arrangements is unknown as this
would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013[a]
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	12,282,344	$305,941,010	20,746,802	$500,000,153
Shares issued in reinvestment of distributions	—	—	3,970,748	96,496,979
Shares redeemed[b]	(8,495,429)	(212,246,702)	(20,331,016)	(475,757,908)
Net increase (decrease)	3,786,915	$93,694,308	4,386,534	$120,739,224
Class A Shares:
Shares sold	10,400,763	$253,850,440	13,679,102	$324,306,477
Shares issued in reinvestment of distributions	—	—	2,057,291	48,885,214
Shares redeemed	(4,072,796)	(99,484,959)	(12,609,582)	(300,036,242)
Net increase (decrease)	6,327,967	$154,365,481	3,126,811	$73,155,449
Class B Sharesc:
Shares sold			151	$3,172
Shares redeemed			(29,455)	(633,285)
Net increase (decrease)			(29,304)	$(630,113)
Class C Shares:
Shares sold	2,367,650	$57,750,526	2,863,541	$68,880,536
Shares issued in reinvestment of distributions	—	—	512,117	12,189,089
Shares redeemed	(622,096)	(15,133,677)	(1,079,321)	(24,896,820)
Net increase (decrease)	1,745,554	$42,616,849	2,296,337	$56,172,805
Class R Shares:
Shares sold	10,033	$239,284	3,841	$93,844
Shares issued in reinvestment of distributions	—	—	409	9,603
Shares redeemed	(1,797)	(43,825)	(937)	(22,462)
Net increase (decrease)	8,236	$195,459	3,313	$80,985
Class R6 Shares:
Shares sold[b]	3,294,057	$82,197,913	12,899,801	$295,926,197
Shares issued in reinvestment of distributions	—	—	982,194	23,859,636
Shares redeemed	(1,105,757)	(27,861,669)	(1,047,184)	(24,050,965)
Net increase (decrease)	2,188,300	$54,336,244	12,834,811	$295,734,868

[a]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.
[b]Effective May 1, 2013, a portion of Class Z shares were exchanged into Class R6.
[c]Effective March 22, 2013, all Class B shares were converted to Class A.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund paid an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $1 billion
0.770%	Over $1 billion, up to and including $2 billion
0.750%	Over $2 billion, up to and including $5 billion
0.730%	In excess of $5 billion

On May 15, 2014, the Board approved the proposal to combine the Fund’s investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement will be effective on July 1, 2014.

Effective July 1, 2014, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

b. Administrative Fees

The Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$308,906
CDSC retained	$15,723

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2014, the Fund paid transfer agent fees of $1,969,537, of which $1,013,107 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015. There were no Class R6 transfer agent fees waived during the period ended June 30, 2014.

g. Other Affiliated Transactions

At June 30, 2014, one or more of the funds in the Franklin Fund Allocator Series owned 9.93% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2014	$85,469
[b]Decrease in projected benefit obligation	$(1,908)
Benefit payments made to retired trustees	$(1,560)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the Fund deferred post-October capital losses of $25,671,875.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,679,600,966

Unrealized appreciation	$497,500,649
Unrealized depreciation	(57,925,106)
Net unrealized appreciation (depreciation)	$439,575,543

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, wash sales and corporate actions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2014, aggregated $898,473,103 and $656,844,668, respectively.

Transactions in options written during the period ended June 30, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2013	—	$—
Options written	161	80,348
Options expired	—	—
Options exercised	(161)	(80,348)
Options closed	—	—
Options outstanding at June 30, 2014	—	$—

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2014, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
16,127,149	Euro Wagon LP	12/08/05 - 1/02/08	$6,282,509	$18,225,250
16,080	Olympus Re Holdings Ltd.	12/19/01	1,506,391	—
	Total Restricted Securities (Value is 0.59% of Net Assets)		$7,788,900	$18,225,250

11. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on	$7,919,682	Unrealized depreciation on	$33,392,492	[a]
	forward exchange contracts		forward exchange contracts / Net
assets consist of - net unrealized
appreciation (depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and	$(59,571,896)	$33,343,357
futures contracts / Net change in unrealized appreciation
(depreciation) on translation of other assets and liabilities denominated in foreign currencies

For the period ended June 30, 2014, the average month end fair value of derivatives represented 1.20% of average month end net assets. The average month end number of open derivative contracts for the period was 251.

At June 30, 2014, the Fund’s OTC derivative assets and liabilities are as follows:
	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$7,919,682	$26,832,795

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received	than zero)
Counterparty
BANT	$3,931,613	$(3,931,613)	$—	$—	$—
BBU	2,930,141	(2,930,141)	—	—	—
BONY	120,985	(120,985)	—	—	—
DBFX	35,883	(35,883)	—	—	—
FBCO	13,382	(13,382)	—	—	—
HSBC	301,136	(301,136)	—	—	—
SCBT	348,054	(348,054)	—	—	—
SSBT	238,488	—	—	—	238,488
Total	$7,919,682	$(7,681,194)	$—	$—	$238,488

aAt June 30, 2014, the Fund received U.S. Treasury Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Other Derivative Information (continued)

At June 30, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged[a]	Pledged	than zero)
Counterparty
BANT	$10,707,000	$(3,931,613)	$(1,539,846)	$—	$5,235,541
BBU	8,705,357	(2,930,141)	(2,020,395)	—	3,754,821
BONY	185,055	(120,985)	—	—	64,070
DBFX	81,244	(35,883)	—	—	45,361
FBCO	34,748	(13,382)	—	—	21,366
HSBC	2,691,937	(301,136)	(1,871,056)	—	519,745
SCBT	790,069	(348,054)	—	—	442,015
SSBT	3,637,385	—	—	—	3,637,385
Total	$26,832,795	$(7,681,194)	$(5,431,297)	$—	$13,720,304

[a]See the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at End	at End	Investment	Capital
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Controlled Affiliatesa
Euro Wagon LP
(Value is 0.59% of Net Assets)	16,127,149	—	—	16,127,149	$18,225,250	$—	$ —

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Energy Equipment & Services	$10,790,972	$29,294,944	$—	$40,085,916
Machinery	110,849,132	8,560,373	—	119,409,505
Real Estate Management & Development	—	—	1,460,776	1,460,776
Road & Rail	60,420,767	—	18,225,250	78,646,017
All Other Equity Investments[b]	2,476,753,247	—	—[c]	2,476,753,247
Corporate Bonds	—	6,353,270	—	6,353,270
Short Term Investments	378,967,778	17,500,000	—	396,467,778
Total Investments in Securities	$3,037,781,896	$61,708,587	$19,686,026	$3,119,176,509
Other Financial Instruments
Forward Exchange Contracts	$—	$7,919,682	$—	$7,919,682
Liabilities:
Other Financial Instruments
Futures Contracts	$6,559,697	$—	$—	$6,559,697
Forward Exchange Contracts	—	26,832,795	—	26,832,795
Total Other Financial Instruments	$6,559,697	$26,832,795	$—	$33,392,492

alncludes common and preferred stocks.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

15. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	EUR	Euro	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	GBP	British Pound	IDR	International Depositary Receipt
DBFX	Deutsche Bank AG	USD	United States Dollar
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL EUROPEAN FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 15, 2014, unanimously approved the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees held three meetings dedicated to the approval process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the approval process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the approval process relating to compliance with the Fund’s investment policies and restrictions. During the approval process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the approval process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s

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SHAREHOLDER INFORMATION

decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s substantial efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2013. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

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SHAREHOLDER INFORMATION

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2013, and had annualized total returns for the three- and five-year periods in the middle and second-lowest performing quintiles, respectively. The Trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2013, was in the second-best performing quintile and exceeded 9%, as shown in the Lipper Section 15(c) Report. The Board discussed with management the reasons for the relative under-performance for the five-year period ended December 31, 2013. While noting such discussions, the Board, overall, was satisfied with such comparative performance, particularly in light of the strong overall risk-adjusted performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 7.8 basis points of its Lipper expense group median. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2013, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

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SHAREHOLDER INFORMATION

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

In addition to the investment management services provided to the Fund under its investment management agreement, administrative services had been historically provided to the Fund under a separate agreement. At the May 15, 2014, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fees, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

44 | Semiannual Report

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Semiannual Report and Shareholder Letter
Franklin Mutual European Fund
(formerly, Mutual European Fund)

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	478 S 08/14

Semiannual Report
and Shareholder Letter
June 30, 2014

Franklin Mutual Financial Services Fund

(formerly, Mutual Financial Services Fund)

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise —from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter		1
Semiannual Report
Franklin Mutual
Financial Services Fund		3
Performance Summary		8
Your Fund’s Expenses		11
Financial Highlights and
Statement of Investments		13
Financial Statements		22
Notes to Financial Statements		26
Shareholder Information		40

Average Annual Total Return
Class Z		6/30/14
1-Year	+	18.39%
5-Year	+	12.24%
10-Year	+	4.49%

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

franklintempleton.com

1

Semiannual Report

Franklin Mutual Financial Services Fund

(formerly, Mutual Financial Services Fund)

This semiannual report for Franklin Mutual Financial Services Fund covers the period ended June 30, 2014.

Your Fund’s Goals and Main Investments

Franklin Mutual Financial Services Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

Performance Overview

Franklin Mutual Financial Services Fund – Class Z delivered a +4.32% cumulative total return for the six months under review. For comparison, the Fund’s narrow benchmark, the Standard & Poor’s 500 (S&P 500) Financials Index,1, 2 which tracks financials stocks in the S&P 500 Index, generated a +4.97% total return.1, 2 For the same period, the Fund’s broad benchmark, the S&P 500 Index, which is a broad measure of U.S. stock performance, posted a +7.14% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. S&P Dow Jones Indices. Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P Dow Jones Indices in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P index data.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.3 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. In emerging markets, some central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period, and oil prices increased amid supply concerns related to geopolitical tensions. The U.S. dollar was relatively flat compared to most currencies.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is return on equity?

Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many Fund holdings increased in value during the six-month period. Top contributors to performance included insurer Protector Forsikring, exchange operator Olso Bors and diversified financial services firm Sun Hung Kai & Co.

3. Source: Bureau of Labor Statistics.

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*Portfolio Breakdown figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Norwegian insurance company Protector Forsikring reported positive full-year 2013 results in February and provided an upbeat outlook for the current year. Growth in premiums and quarterly claims that came in below estimates led the company’s strong 2013 performance. The positive outlook was based in part on expectations that security provisions will decline in 2014, which would positively affect earnings. The company also proposed a solid increase to its dividend. Protector Forsikring’s strong Nordic franchise has allowed it to increase prices, resulting in improved underwriting margins and a higher return on equity. We also believe that strong operational performance has added further stability to the firm’s dividend payment.

Shares of Norwegian exchange operator Oslo Bors rose during the first half of 2014 as the company reported positive quarterly results. A combination of higher equity and fixed income trading volumes, execution on cost controls and an increase in issuing revenues drove results. The company also completed the sale of its clearing business in early May. The clearing segment accounted for only a small portion of earnings, and we believed its sale would release a sizable amount of trapped capital, which could potentially be returned to shareholders via a special dividend.

Hong Kong-based Sun Hung Kai has operations in consumer finance, wealth management and capital markets. In March, the company reported solid operating earnings for fiscal year 2013, led by its consumer finance business, which experienced strong loan growth in China. The stock also benefited from management’s consideration of a separate listing for the company’s consumer finance arm. The Fund has held Sung Hung Kai shares for some time, but in our view, the company has only recently started to garner the attention of brokers and other investors.

During the period under review, some of the Fund’s investments negatively affected performance. Key detractors included Hana Financial Group, KB Financial Group and Friends Life Group.

South Korea-based Hana Financial Group’s earnings fell short of expectations. Impacting first-quarter results were a large provision for exposure to the workout of Korea Telecom’s networking subsidiary and an impairment loss pertaining to its “Happiness Fund” exposure. The “Happiness Fund” is a debt relief scheme initiated by the South Korean government. However, other underlying numbers were encouraging, including an increase in the company’s net interest margin (NIM) and a sharp drop in loan delinquencies. NIM is a profitability measure relating the difference between interest income earned on a bank’s assets and interest paid on its liabilities. We believed NIM had more room to grow, as in our analysis, credit fundamentals related to Hana’s book of loans stood to improve and synergistic benefits from its acquisition of Korea Exchange Bank might continue to be realized.

KB Financial Group shares declined in January after the firm announced leaks of client credit card information. KB Financial was one of three South Korean financial firms that reported data leaks, and the country’s Financial Supervisory Service banned each from issuing new credit cards for three months. In June, top executives at the company and its credit card unit offered to resign amid ongoing investigations. In our view, the market overreacted and the magnitude of the decline in KB Financial’s share price suggested investors were ascribing a negative value to the group’s credit card business.

Friends Life Group (formerly Resolution) is a holding company formed to complete leveraged buyouts and mergers of U.K. life insurance operators. In March, the stock fell sharply in reaction to the U.K. government’s surprise pension reform proposals, which could significantly impact annuities. The announcement led to a swift pullback among U.K. insurance companies owing to significant uncertainty about the proposals’ potential impact. However, we believed the drop in Friends

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Life’s stock price was too severe given the group’s limited exposure to annuities.

Top 10 Equity Holdings

6/30/14

Company	% of Total
Sector/Industry, Country	Net Assets
PartnerRe Ltd.	2.5%
Insurance, U.S.
Oslo Bors VPS Holding ASA	2.5%
Diversified Financial Services, Norway
Direct Line Insurance Group PLC	2.5%
Insurance, U.K.
RSA Insurance Group PLC	2.4%
Insurance, U.K.
MetLife Inc.	2.2%
Insurance, U.S.
Wells Fargo & Co.	2.2%
Banks, U.S.
Hana Financial Group Inc.	2.0%
Banks, South Korea
First Pacific Co. Ltd.	2.0%
Diversified Financial Services, Hong Kong
Zurich Insurance Group AG	1.9%
Insurance, Switzerland
American International Group Inc.	1.9%
Insurance, U.S.

During the period, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance.

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Thank you for your continued participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Andrew Sleeman has been portfolio manager for Franklin Mutual Financial Services Fund (formerly, Mutual Financial Services Fund) since 2009. He has also been a co-portfolio manager for Franklin Mutual International Fund (formerly, Mutual International Fund) since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Richard Cetlin has been assistant portfolio manager for Franklin Mutual Financial Services Fund (formerly, Mutual Financial Services Fund) since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

Andrew Dinnhaupt has been assistant portfolio manager for Franklin Mutual Financial Services Fund (formerly, Mutual Financial Services Fund) since December 2013 and has been an analyst for Franklin Mutual Advisers since 2011, specializing in the global insurance industry. Previously, Mr. Dinnhaupt was a portfolio manager and senior analyst covering the global financial services sector for RBC Capital Markets. Prior to RBC, Mr. Dinnhaupt worked at several hedge funds where he was responsible for analyzing and managing portfolios in the financial services sector. Before that, he worked at Mitchell Hutchins Asset Management where he covered the financial services industry.

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Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/14	12/31/13		Change
Z (TEFAX)	$17.63	$16.90	+$	0.73
A (TFSIX)	$17.67	$16.96	+$	0.71
C (TMFSX)	$17.57	$16.92	+$	0.65
R6 (n/a)	$17.63	$16.88	+$	0.75

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PERFORMANCE SUMMARY

Performance as of 6/30/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]	Operating Expenses[4]
Z						1.16%
6-Month	+	4.32%	+	4.32%	$10,432
1-Year	+	18.39%	+	18.39%	$11,839
5-Year	+	78.16%	+	12.24%	$17,816
10-Year	+	55.17%	+	4.49%	$15,517
A						1.46%
6-Month	+	4.19%		-1.78%	$9,822
1-Year	+	18.10%	+	11.31%	$11,131
5-Year	+	75.63%	+	10.61%	$16,559
10-Year	+	50.69%	+	3.57%	$14,201
C						2.16%
6-Month	+	3.84%	+	2.84%	$10,284
1-Year	+	17.30%	+	16.30%	$11,630
5-Year	+	69.51%	+	11.13%	$16,951
10-Year	+	40.57%	+	3.46%	$14,057
R6[5]						0.97%
6-Month	+	4.44%	+	4.44%	$10,444
1-Year	+	18.60%	+	18.60%	$11,860
Since Inception (5/1/13)	+	19.96%	+	16.91%	$11,996

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. In addition, the Fund invests in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, particularly over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Class R6 has an expense reduction contractually guaranteed through at least 4/30/15. The investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Z
Actual	$1,000	$1,043.20	$5.78
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.71
A
Actual	$1,000	$1,041.90	$7.29
Hypothetical (5% return before expenses)	$1,000	$1,017.65	$7.20
C
Actual	$1,000	$1,038.40	$10.82
Hypothetical (5% return before expenses)	$1,000	$1,014.18	$10.69
R6
Actual	$1,000	$1,044.40	$4.87
Hypothetical (5% return before expenses)	$1,000	$1,020.03	$4.81

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.14%; A: 1.44%; C: 2.14%; and R6: 0.96% (net of expense waivers)), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.90	$13.59	$11.53	$13.01	$12.05	$10.80
Income from investment operations[a]:
Net investment income[b]	0.18	0.24	0.20	0.28	0.26	0.15 [c]
Net realized and unrealized gains (losses)	0.55	3.24	2.09	(1.48)	1.27	1.44
Total from investment operations	0.73	3.48	2.29	(1.20)	1.53	1.59
Less distributions from net investment
income	—	(0.17)	(0.23)	(0.28)	(0.57)	(0.34)
Net asset value, end of period	$17.63	$16.90	$13.59	$11.53	$13.01	$12.05

Total return[d]	4.32%	25.67%	19.98%	(9.26)%	12.84%	14.82%

Ratios to average net assets[e]
Expenses before expense reduction[f]	1.14%	1.16%	1.24%	1.24%	1.28%	1.26%
Expenses net of expense reduction[f]	1.14%[g]	1.16%[g]	1.24%	1.24%	1.28%	1.25%
Expenses incurred in connection with
securities sold short	—%	—%	—%	—%	—%	—%[h]
Net investment income	2.13%	1.51%	1.56%	2.22%	2.07%	1.24%[c]

Supplemental data
Net assets, end of period (000’s)	$104,496	$105,279	$86,519	$80,105	$97,487	$99,610
Portfolio turnover rate	12.59%	25.73%	12.65%	23.58%	35.37%	81.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.09%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.96	$13.64	$11.57	$13.05	$12.09	$10.83
Income from investment operations[a]:
Net investment income[b]	0.15	0.19	0.16	0.25	0.22	0.11 [c]
Net realized and unrealized gains (losses)	0.56	3.26	2.10	(1.49)	1.27	1.46
Total from investment operations	0.71	3.45	2.26	(1.24)	1.49	1.57
Less distributions from net investment
income	—	(0.13)	(0.19)	(0.24)	(0.53)	(0.31)
Net asset value, end of period	$17.67	$16.96	$13.64	$11.57	$13.05	$12.09

Total return[d]	4.19%	25.32%	19.55%	(9.49)%	12.45%	14.53%

Ratios to average net assets[e]
Expenses before expense reduction[f]	1.44%	1.46%	1.54%	1.54%	1.58%	1.55%
Expenses net of expense reduction[f]	1.44%[g]	1.46%[g]	1.54%	1.54%	1.58%	1.54%
Expenses incurred in connection with
securities sold short	—%	—%	—%	—%	—%	—%[h]
Net investment income	1.83%	1.21%	1.26%	1.92%	1.77%	0.95%[c]

Supplemental data
Net assets, end of period (000’s)	$254,129	$240,529	$184,681	$173,167	$226,172	$245,251
Portfolio turnover rate	12.59%	25.73%	12.65%	23.58%	35.37%	81.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.80%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.92	$13.61	$11.55	$13.01	$12.05	$10.80
Income from investment operations[a]:
Net investment income[b]	0.09	0.08	0.07	0.16	0.13	0.03 [c]
Net realized and unrealized gains (losses)	0.56	3.25	2.08	(1.48)	1.26	1.44
Total from investment operations	0.65	3.33	2.15	(1.32)	1.39	1.47
Less distributions from net investment
income	—	(0.02)	(0.09)	(0.14)	(0.43)	(0.22)
Net asset value, end of period	$17.57	$16.92	$13.61	$11.55	$13.01	$12.05

Total return[d]	3.84%	24.50%	18.67%	(10.13)%	11.69%	13.64%

Ratios to average net assets[e]
Expenses before expense reduction[f]	2.14%	2.16%	2.24%	2.24%	2.28%	2.26%
Expenses net of expense reduction[f]	2.14%[g]	2.16%[g]	2.24%	2.24%	2.28%	2.25%
Expenses incurred in connection with
securities sold short	—%	—%	—%	—%	—%	—%[h]
Net investment income	1.13%	0.51%	0.56%	1.22%	1.07%	0.24%[c]

Supplemental data
Net assets, end of period (000’s)	$85,398	$86,370	$69,046	$68,324	$89,989	$97,404
Portfolio turnover rate	12.59%	25.73%	12.65%	23.58%	35.37%	81.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.09%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Period Ended
	June 30, 2014	December 31,
	(unaudited)	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.88	$14.89
Income from investment operations[b]:
Net investment income[c]	0.20	0.13
Net realized and unrealized gains (losses)	0.55	2.07
Total from investment operations	0.75	2.20
Less distributions from net investment income	—	(0.21)
Net asset value, end of period	$17.63	$16.88

Total return[d]	4.44%	14.86%

Ratios to average net assets[e]
Expenses before waiver, payment by affiliates and expense reduction	2.23%	2.18%
Expenses net of waiver, payment by affiliates and expense reduction[f]	0.96%	0.97%
Net investment income	2.31%	1.70%

Supplemental data
Net assets, end of period (000’s)	$6	$6
Portfolio turnover rate	12.59%	25.73%

aFor the May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Statement of Investments, June 30, 2014 (unaudited)
		Shares/Units/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 84.1%
Banks 25.5%
[a,b]AB&T Financial Corp.	United States	226,100	$90,440
Aozora Bank Ltd.	Japan	1,774,341	5,832,442
[a,c]The Bankshares Inc.	United States	456,903	2,347,309
Barclays PLC	United Kingdom	1,021,825	3,720,908
BB&T Corp.	United States	85,130	3,356,676
[a]Capital Bank Financial Corp., A	United States	42,649	1,006,943
[a,d]Capital Bank Financial Corp., B, 144A, non-voting	United States	153,021	3,612,826
CIT Group Inc.	United States	138,480	6,336,845
Citigroup Inc.	United States	83,399	3,928,093
Columbia Banking System Inc.	United States	178,332	4,691,915
[a,c]Columbia Banking System Inc., wts., C, 10/23/16	United States	8,117	1,438,064
[a,d]FCB Financial Holdings Inc., A, 144A	United States	286,469	4,869,973
Guaranty Bancorp	United States	266,761	3,707,978
Hana Financial Group Inc.	South Korea	243,313	9,016,045
HSBC Holdings PLC	United Kingdom	561,180	5,693,567
Industrial and Commercial Bank of China Ltd., H	China	8,358,999	5,284,738
JPMorgan Chase & Co.	United States	108,420	6,247,160
KB Financial Group Inc.	South Korea	178,863	6,221,322
[a]National Bank of Greece SA	Greece	567,090	2,073,526
PNC Financial Services Group Inc.	United States	78,520	6,992,206
Southern National Bancorp of Virginia Inc.	United States	547,560	6,110,769
State Bank Financial Corp.	United States	137,860	2,331,213
SunTrust Banks Inc.	United States	209,110	8,376,946
Wells Fargo & Co.	United States	186,280	9,790,877
			113,078,781
Capital Markets 6.5%
[a]Anima Holding SpA	Italy	866,780	5,232,348
China Everbright Ltd.	China	3,014,000	4,044,359
China Galaxy Securities Co. Ltd., H	China	7,607,500	4,917,595
Credit Suisse Group AG	Switzerland	144,703	4,137,868
Morgan Stanley	United States	184,390	5,961,328
Sun Hung Kai & Co. Ltd.	Hong Kong	5,743,704	4,572,464
			28,865,962
Consumer Finance 0.7%
Samsung Card Co. Ltd.	South Korea	77,478	3,303,533
Diversified Financial Services 7.0%
First Pacific Co. Ltd.	Hong Kong	7,714,902	8,680,005
[a]ING Groep NV, IDR	Netherlands	552,569	7,763,902
Oslo Bors VPS Holding ASA	Norway	911,000	10,992,906
[a,d]State National Cos. Inc.144A	United States	350,000	3,500,000
			30,936,813
Industrial Conglomerates 0.6%
Shanghai Industrial Holdings Ltd.	China	816,120	2,495,603
Insurance 40.9%
ACE Ltd.	United States	74,640	7,740,168
Ageas	Belgium	208,183	8,306,278
[a]Alleghany Corp.	United States	12,747	5,584,716
The Allstate Corp.	United States	93,526	5,491,847
American International Group Inc.	United States	154,888	8,453,787
Argo Group International Holdings Ltd.	United States	105,712	5,402,940

franklintempleton.com		Semiannual Report | 17

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/Units/
	Country	Warrants		Value

Common Stocks and Other Equity Interests (continued)
Insurance (continued)
Catlin Group Ltd.	United Kingdom	598,388		$5,478,195
China Pacific Insurance (Group) Co. Ltd., H	China	2,045,140		7,230,140
CNO Financial Group Inc.	United States	236,780		4,214,684
Delta Lloyd NV	Netherlands	164,093		4,166,256
Direct Line Insurance Group PLC	United Kingdom	2,361,659		10,903,349
[a]Enstar Group Ltd.	United States	42,389		6,389,294
Friends Life Group Ltd.	United Kingdom	953,175		5,142,774
Korean Reinsurance Co.	South Korea	600,118		6,196,871
Lancashire Holdings Ltd.	United Kingdom	507,890		5,683,923
Maiden Holdings Ltd.	United States	496,740		6,005,587
MetLife Inc.	United States	177,140		9,841,898
[a,c]Olympus Re Holdings Ltd.	United States	7,480		—
PartnerRe Ltd.	United States	101,330		11,066,249
PICC Property and Casualty Co. Ltd., H	China	3,968,029		6,020,814
Protector Forsikring ASA	Norway	1,315,042		7,548,223
RSA Insurance Group PLC	United Kingdom	1,294,581		10,518,183
[a]Storebrand ASA	Norway	1,200,174		6,757,767
UNIQA Insurance Group AG	Austria	564,365		7,255,700
Validus Holdings Ltd.	United States	119,914		4,585,511
White Mountains Insurance Group Ltd.	United States	12,068		7,342,654
Zurich Insurance Group AG	Switzerland	28,050		8,454,378
				181,782,186
Real Estate Management & Development 0.9%
[a]Dolphin Capital Investors Ltd.	Greece	3,979,650		2,494,154
Takara Leben Co. Ltd.	Japan	431,959		1,560,604
				4,054,758
Thrifts & Mortgage Finance 2.0%
Cape Bancorp Inc.	United States	264,663		2,839,834
[a]Genworth Mortgage Insurance Australia Ltd.	Australia	1,496,278		4,629,766
Westfield Financial Inc.	United States	170,026		1,268,392
				8,737,992
Total Common Stocks and Other Equity Interests
(Cost $302,394,611)				373,255,628
Convertible Preferred Stocks (Cost $122,400) 0.1%
Banks 0.1%
Columbia Banking System Inc., cvt. pfd., B	United States	1,224		375,363
Preferred Stocks 1.1%
Diversified Financial Services 1.1%
[a,c]Hightower Holding LLC, pfd., A	United States	3,000,000		3,000,900
[a,c]Hightower Holding LLC, pfd., A, Series 2	United States	968,000		1,955,747
Total Preferred Stocks (Cost $4,782,324)				4,956,647

		Principal
		Amount*
Corporate Bonds 0.4%
[d,e]Baggot Securities Ltd., secured bond, 144A, 10.24%, Perpetual	Ireland	816,000	EUR	1,230,833
First Data Corp., senior bond, 12.625%, 1/15/21	United States	473,000		583,564
Total Corporate Bonds (Cost $1,710,856)				1,814,397

18 | Semiannual Report		franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value

Companies in Liquidation 0.8%
[a,c]FIM Coinvestor Holdings I, LLC	United States	4,357,178	$—
[a,f]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	7,766,103	3,562,700
Total Companies in Liquidation (Cost $3,483,802)			3,562,700
Total Investments before Short Term Investments
(Cost $312,493,993)			383,964,735

		Principal
		Amount*
Short Term Investments 10.9%
U.S. Government and Agency Securities 10.9%
[g]FHLB, 7/01/14	United States	11,600,000	11,600,000
[g]U.S. Treasury Bills,
7/03/14	United States	6,000,000	6,000,000
[h] 7/31/14	United States	5,000,000	4,999,920
[h] 7/10/14 - 10/30/14	United States	13,000,000	12,999,435
12/26/14	United States	13,000,000	12,996,061
Total U.S. Government and Agency Securities
(Cost $48,595,175)			48,595,416
Total Investments (Cost $361,089,168) 97.4%			432,560,151
Other Assets, less Liabilities 2.6%			11,468,169
Net Assets 100.0%			$444,028,320

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 10 regarding holdings of 5% voting securities.
cSee Note 8 regarding restricted securities.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2014, the aggregate value of these securities was $13,213,632, representing 2.98% of net assets.
ePerpetual security with no stated maturity date.
fBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
gThe security is traded on a discount basis with no stated coupon rate.
hSecurity or a portion of the security has been pledged as collateral for open futures and forward contracts. At June 30, 2014, the aggregate value of these securities and/or cash pledged as collateral was $1,638,407, representing 0.37% of net assets.

At June 30, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD	Short	65	$11,129,625	9/15/14	$—	$(120,837)
GBP/USD	Short	105	11,218,594	9/15/14	—	(207,594)
Unrealized appreciation (depreciation)					—	(328,431)
Net unrealized appreciation (depreciation)						$(328,431)

franklintempleton.com

Semiannual Report | 19

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	BANT	Buy	760,639	$1,054,380	7/17/14	$—	$(12,651)
Euro	BANT	Sell	1,623,024	2,207,973	7/17/14	287	(15,118)
Euro	BBU	Buy	1,882,970	2,586,459	7/17/14	911	(8,558)
Euro	BBU	Sell	107,019	146,215	7/17/14	—	(353)
Euro	BONY	Buy	285,021	395,749	7/17/14	—	(5,400)
Euro	HSBC	Buy	278,446	383,112	7/17/14	33	(1,801)
Euro	HSBC	Sell	156,870	215,460	7/17/14	620	—
Euro	SCBT	Buy	78,126	107,435	7/17/14	—	(437)
Euro	SCBT	Sell	1,266,951	1,723,053	7/17/14	—	(12,093)
Euro	SSBT	Buy	147,050	201,297	7/17/14	95	—
Euro	SSBT	Sell	18,339	25,107	7/17/14	—	(9)
British Pound	BANT	Buy	2,640,609	4,396,685	7/21/14	121,127	—
British Pound	BANT	Sell	2,700,847	4,430,871	7/21/14	—	(190,003)
British Pound	BBU	Buy	77,263	128,399	7/21/14	3,791	—
British Pound	BBU	Sell	3,791,141	6,188,866	7/21/14	—	(297,389)
British Pound	BONY	Buy	121,990	202,094	7/21/14	6,618	—
British Pound	HSBC	Sell	833,701	1,368,103	7/21/14	—	(58,274)
British Pound	SCBT	Sell	153,434	256,966	7/21/14	—	(5,544)
Japanese Yen	BANT	Buy	216,500,000	2,110,898	7/22/14	26,598	—
Japanese Yen	BANT	Sell	929,247,179	8,937,146	7/22/14	—	(237,274)
Japanese Yen	HSBC	Buy	29,397,266	286,621	7/22/14	3,617	—
Japanese Yen	HSBC	Sell	120,772,853	1,192,639	7/22/14	254	—
Japanese Yen	SCBT	Buy	92,500,000	907,916	7/22/14	5,333	—
South Korean Won	BANT	Buy	4,272,784,138	4,093,342	8/12/14	121,703	—
South Korean Won	BANT	Sell	7,758,458,669	7,230,674	8/12/14	—	(422,942)
South Korean Won	FBCO	Buy	418,033,569	393,213	8/12/14	19,172	—
South Korean Won	FBCO	Sell	14,000,713,357	13,018,297	8/12/14	—	(793,221)
South Korean Won	HSBC	Buy	4,233,135,604	4,147,630	8/12/14	28,461	(159)
South Korean Won	HSBC	Sell	12,462,706,435	11,608,058	8/12/14	—	(686,237)
Swiss Franc	BANT	Buy	36,796	41,296	8/12/14	210	—
Swiss Franc	BANT	Sell	864,241	976,656	8/12/14	5,966	(4,181)
Swiss Franc	BBU	Sell	277,800	316,446	8/12/14	3,275	(190)
Swiss Franc	BONY	Buy	12,300	14,001	8/12/14	—	(126)
Swiss Franc	DBFX	Buy	27,800	31,081	8/12/14	278	—
Swiss Franc	DBFX	Sell	24,200	26,978	8/12/14	—	(320)
Swiss Franc	FBCO	Buy	15,121	16,934	8/12/14	123	—
Swiss Franc	HSBC	Buy	24,450	27,516	8/12/14	64	—
Swiss Franc	HSBC	Sell	8,837	10,083	8/12/14	115	—
Swiss Franc	SSBT	Buy	83,454	$94,522	8/12/14	199	(584)
Swiss Franc	SSBT	Sell	125,700	142,303	8/12/14	568	(56)
Australian Dollar	HSBC	Buy	67,300	62,913	8/18/14	341	—
Australian Dollar	HSBC	Sell	4,973,499	4,666,151	8/18/14	—	(8,376)
British Pound	BANT	Buy	496,587	846,055	8/19/14	3,354	—
British Pound	BANT	Sell	1,875,112	3,137,293	8/19/14	—	(70,080)
British Pound	BBU	Buy	335,569	570,725	8/19/14	3,264	—
British Pound	BBU	Sell	2,691,749	4,495,221	8/19/14	—	(109,006)
British Pound	FBCO	Buy	843,638	1,434,487	8/19/14	8,552	—
British Pound	HSBC	Sell	2,101,485	3,511,080	8/19/14	—	(83,502)
British Pound	SSBT	Sell	34,294	57,784	8/19/14	—	(876)
Euro	BANT	Sell	3,148,983	4,308,218	8/29/14	—	(5,067)
Euro	BBU	Buy	1,219,786	1,671,163	8/29/14	—	(374)

20 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	BBU	Sell	3,149,014	$4,305,143	8/29/14	$—	$(8,184)
Euro	BANT	Sell	9,200	12,717	10/16/14	113	—
Euro	BBU	Sell	39,472	54,562	10/16/14	484	—
British Pound	BANT	Sell	3,267,163	5,481,646	10/22/14	—	(103,288)
British Pound	BBU	Buy	127,848	215,057	10/22/14	3,488	—
British Pound	DBFX	Buy	128,211	214,999	10/22/14	4,166	—
British Pound	SCBT	Sell	110,751	188,744	10/22/14	—	(575)
British Pound	SSBT	Sell	3,820,331	6,407,775	10/22/14	—	(122,751)
Euro	BANT	Sell	5,266,105	7,218,660	11/17/14	8,908	(6,024)
Euro	BBU	Sell	6,606,572	9,061,721	11/17/14	12,343	(3,147)
Euro	DBFX	Sell	54,289	74,078	11/17/14	—	(311)
Euro	HSBC	Sell	969,722	1,328,001	11/17/14	1,288	(2,029)
Euro	SSBT	Sell	375,967	511,602	11/17/14	—	(3,560)
British Pound	BANT	Sell	1,662,387	2,794,473	11/21/14	—	(46,234)
British Pound	SSBT	Sell	1,473,612	2,477,142	11/21/14	—	(40,984)
Norwegian Krone	BANT	Buy	19,663,635	3,234,563	11/21/14	1,055	(46,617)
Norwegian Krone	BANT	Sell	194,862,644	32,661,646	11/21/14	1,059,292	—
Norwegian Krone	BBU	Buy	4,160,808	690,758	11/21/14	—	(15,968)
Norwegian Krone	BONY	Buy	5,766,844	956,728	11/21/14	326	(21,801)
Norwegian Krone	BONY	Sell	1,049,907	173,795	11/21/14	3,525	—
Norwegian Krone	DBFX	Buy	7,535,463	1,249,778	11/21/14	—	(27,694)
Norwegian Krone	SSBT	Buy	2,256,929	373,997	11/21/14	—	(7,974)
Unrealized appreciation (depreciation)						1,459,917	(3,487,342)
Net unrealized appreciation (depreciation)							$(2,027,425)

aMay be comprised of multiple contracts using the same currency and settlement date. See Abbreviations on page 39.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$358,862,083
Cost - Non-controlled affiliated issuers (Note 10)	2,227,085
Total cost of investments	$361,089,168
Value - Unaffiliated issuers	$432,469,711
Value - Non-controlled affiliated issuers (Note 10)	90,440
Total value of investments	432,560,151
Cash	720,666
Foreign currency, at value (cost $12,442,687)	12,454,076
Receivables:
Investment securities sold	3,298,860
Capital shares sold	575,621
Dividends and interest	810,653
Unrealized appreciation on forward exchange contracts	1,459,917
Other assets	151,049
Total assets	452,030,993
Liabilities:
Payables:
Investment securities purchased	2,425,363
Capital shares redeemed	1,187,255
Management fees	288,179
Administrative fees	27,399
Distribution fees	262,915
Transfer agent fees	109,529
Trustees’ fees and expenses	21,142
Variation margin	94,938
Unrealized depreciation on forward exchange contracts	3,487,342
Accrued expenses and other liabilities	98,611
Total liabilities	8,002,673
Net assets, at value	$444,028,320
Net assets consist of:
Paid-in capital	$556,922,225
Undistributed net investment income	4,905,966
Net unrealized appreciation (depreciation)	69,127,501
Accumulated net realized gain (loss)	(186,927,372)
Net assets, at value	$444,028,320

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2014 (unaudited)

Class Z:
Net assets, at value	$104,495,613
Shares outstanding	5,925,781
Net asset value and maximum offering price per share	$17.63
Class A:
Net assets, at value	$254,128,764
Shares outstanding	14,383,022
Net asset value per share[a]	$17.67
Maximum offering price per share (net asset value per share ÷ 94.25%)	$18.75
Class C:
Net assets, at value	$85,398,020
Shares outstanding	4,860,984
Net asset value and maximum offering price per share[a]	$17.57
Class R6:
Net assets, at value	$5,923
Shares outstanding	336
Net asset value and maximum offering price per share	$17.63

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	23

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2014 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $756,908)
Unaffiliated issuers	$6,138,062
Non-controlled affiliated issuers (Note 10)	710,873
Interest	99,184
Total investment income	6,948,119
Expenses:
Management fees (Note 3a)	1,704,649
Administrative fees (Note 3b)	162,138
Distribution fees: (Note 3c)
Class A	355,669
Class C	422,855
Transfer agent fees: (Note 3e)
Class Z	92,132
Class A	215,057
Class C	76,018
Class R6	36
Custodian fees (Note 4)	17,968
Reports to shareholders	39,916
Registration and filing fees	39,525
Professional fees	57,097
Trustees’ fees and expenses	5,210
Other	9,078
Total expenses	3,197,348
Expense reductions (Note 4)	(19)
Expenses waived/paid by affiliates (Note 3f)	(36)
Net expenses	3,197,293
Net investment income	3,750,826
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	20,518,609
Non-controlled affiliated issuers (Note 10)	9,013,968
Foreign currency transactions	(5,254,642)
Futures contracts	(134,154)
Net realized gain (loss)	24,143,781
Net change in unrealized appreciation (depreciation) on:
Investments	(12,453,741)
Translation of other assets and liabilities denominated in foreign currencies	2,092,566
Net change in unrealized appreciation (depreciation)	(10,361,175)
Net realized and unrealized gain (loss)	13,782,606
Net increase (decrease) in net assets resulting from operations	$17,533,432

24 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$3,750,826	$4,514,430
Net realized gain (loss) from investments, foreign currency transactions
and futures contracts	24,143,781	10,579,316
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	(10,361,175)	71,872,868
Net increase (decrease) in net assets resulting from operations	17,533,432	86,966,614
Distributions to shareholders from:
Net investment income:
Class Z	—	(1,085,169)
Class A	—	(1,840,120)
Class C	—	(118,179)
Class R6	—	(70)
Total distributions to shareholders	—	(3,043,538)
Capital share transactions: (Note 2)
Class Z	(5,168,858)	(2,248,625)
Class A	3,631,002	9,777,938
Class B	—	(374,083)
Class C	(4,150,975)	503,579
Class R6	—	5,000
Total capital share transactions	(5,688,831)	7,663,809
Net increase (decrease) in net assets	11,844,601	91,586,885
Net assets:
Beginning of period	432,183,719	340,596,834
End of period	$444,028,320	$432,183,719
Undistributed net investment income included in net assets:
End of period	$4,905,966	$1,155,140

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, the Mutual Financial Services Fund was renamed the Franklin Mutual Financial Services Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2014, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	353,792	$5,982,829	688,935	$10,392,063
Shares issued in reinvestment of distributions	—	—	57,352	946,286
Shares redeemed	(658,588)	(11,151,687)	(883,206)	(13,586,974)
Net increase (decrease)	(304,796)	$(5,168,858)	(136,919)	$(2,248,625)

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013[a]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,504,073	$25,880,617	3,661,594	$56,607,499
Shares issued in reinvestment of distributions	—	—	107,325	1,772,519
Shares redeemed	(1,307,224)	(22,249,615)	(3,124,833)	(48,602,080)
Net increase (decrease)	196,849	$3,631,002	644,086	$9,777,938
Class B Shares[b]:
Shares sold			54	$759
Shares redeemed			(25,977)	(374,842)
Net increase (decrease)			(25,923)	$(374,083)
Class C Shares:
Shares sold	293,314	$4,957,040	1,115,744	$17,176,940
Shares issued in reinvestment of distributions	—	—	7,101	111,402
Shares redeemed	(537,664)	(9,108,015)	(1,088,960)	(16,784,763)
Net increase (decrease)	(244,350)	$(4,150,975)	33,885	$503,579
Class R6 Shares:
Shares sold			336	$5,000

[a]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.
[b]Effective March 22, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund paid an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $1 billion
0.770%	Over $1 billion, up to and including $2 billion
0.750%	Over $2 billion, up to and including $5 billion
0.730%	In excess of $5 billion

On May 15, 2014, the Board approved the proposal to combine the Fund’s investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement will be effective on July 1, 2014.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Effective July 1, 2014, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

b. Administrative Fees

The Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$36,724
CDSC retained	$2,678

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2014, the Fund paid transfer agent fees of $383,243, of which $210,993 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2014	$22,255
[b]Decrease in projected benefit obligation	$(307)
Benefit payments made to retired trustees	$(229)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$105,848,544
2017	73,527,713
2018	31,091,133

Capital loss carryforwards not subject to expiration:
Short term	3,334,336
Long term	1,454,330
Total capital loss carryforwards	$215,256,056

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$361,601,719
Unrealized appreciation	$103,207,787
Unrealized depreciation	(32,249,355)
Net unrealized appreciation (depreciation)	$70,958,432

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $49,060,194 and $82,469,508 respectively.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares/		Acquisition
Warrants	Issuer	Dates	Cost	Value
456,903	The Bankshares Inc.	3/22/07	$4,569,030	$2,347,309
8,117	[a]Columbia Banking System Inc., wts., C, 10/23/16	10/23/09	—	1,438,064
4,357,178	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
3,000,000	Hightower Holding LLC, pfd., A	3/31/08 - 1/05/10	2,362,324	3,000,900
968,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	2,420,000	1,955,747
7,480	Olympus Re Holdings Ltd.	12/19/01	700,734	—
	Total Restricted Securities (Value is 1.97% of Net Assets)		$10,052,088	$8,742,020

[a] The Fund also invests in unrestricted securities or other investments in the issuer, valued at $5,067,278 as of June 30, 2014.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on forward	$1,459,917	Unrealized depreciation	$3,815,773	[a]
	exchange contracts		on forward exchange
contracts / Net assets
consist of - net unrealized
appreciation (depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions	$5,415,625	$2,076,640
and futures contracts / Net change in unrealized appreciation
(depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies

For the period ended June 30, 2014, the average month end fair value of derivatives represented 0.89% of average month end net assets. The average month end number of open derivative contracts for the period was 158.

At June 30, 2014, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$1,459,917	$3,487,342

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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At June 30, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received	than zero)
Counterparty
BANT	$1,348,613	$(1,159,479)	$(189,134)	$—	$—
BBU	27,556	(27,556)	—	—	—
BONY	10,469	(10,469)	—	—	—
DBFX	4,444	(4,444)	—	—	—
FBCO	27,847	(27,847)	—	—	—
HSBC	34,793	(34,793)	—	—	—
SCBT	5,333	(5,333)	—	—	—
SSBT	862	—	—	—	862
Total	$1,459,917	$(1,269,921)	$(189,134)	$—	$862

[a]At June 30, 2014, the Fund received U.S. Treasury Notes as collateral for derivatives.
[b]In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At June 30, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged[a]	Pledged	than zero)
Counterparty
BANT	$1,159,479	$(1,159,479)	$—	$—	$—
BBU	443,169	(27,556)	(258,000)	—	157,613
BONY	27,327	(10,469)	—	—	16,858
DBFX	28,325	(4,444)	—	—	23,881
FBCO	793,221	(27,847)	(519,948)	—	245,426
HSBC	840,378	(34,793)	(509,495)	—	296,090
SCBT	18,649	(5,333)	—	—	13,316
SSBT	176,794	—	—	—	176,794
Total	$3,487,342	$(1,269,921)	$(1,287,443)	$—	$929,978

[a]See the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held			Realized
	at Beginning	Gross	Gross	at End	Value at End	Investment	Capital
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
AB&T Financial Corp.	226,100	—	—	226,100	$90,440	$—	$—
Protector Forsikring ASA	4,479,410	—	(3,164,368)	1,315,042	—[a]	710,873	9,013,968
Total Affiliated Securities (Value is 0.02% of Net Assets)					$90,440	$710,873	$9,013,968
[a]As of June 30, 2014, no longer an affiliate.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Banks	$100,720,169	$4,078,629	$8,655,346		$113,454,144
Diversified Financial Services	27,436,813	—	8,456,647		35,893,460
All Other Equity Investments[b]	229,240,034	—	—[c]		229,240,034
Corporate Bonds	—	1,814,397	—		1,814,397
Companies in Liquidation	—	3,562,700	—[c]		3,562,700
Short Term Investments	36,995,416	11,600,000	—		48,595,416
Total Investments in Securities	$394,392,432	$21,055,726	$17,111,993		$432,560,151
Other Financial Instruments
Forward Exchange Contracts	$—	$1,459,917	$—	$ $	1,459,917
Liabilities:
Other Financial Instruments
Futures Contracts	$328,431	$—	$—		$328,431
Forward Exchange Contracts	—	3,487,342	—		3,487,342
Total Other Financial Instruments	$328,431	$3,487,342	$—		$3,815,773

[a]lncludes common, convertible preferred and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at June 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2014, the reconciliation of assets is as follows:

										Net Change
										in Unrealized
							Net	Net		Appreciation
	Balance at				Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning				Into (Out of)	Cost Basis	Gain	Gain	at End	on Assets Held
	of Period		Purchases	Sales	Level 3	Adjustments	(Loss)	(Loss)	of Period	at Period End
Assets:
Investments in Securities:
Equity Investments:[a]
Banks	$8,900,266		$—	$(2,748,317)	$—	$—	$220,605	$2,282,792	$8,655,346	$643,820
Capital Markets	19,734		—	(20,180)	—	—	(7,880)	8,326	—	—
Diversified
Financial Services	4,700,233		3,500,000	—	—	—	—	256,414	8,456,647	256,414
Insurance	501,418	[b]	—	(478,104)	—	—	(224,781)	201,467	—[b]	—
Total	$14,121,651		$3,500,000	$(3,246,601)	$—	$—	$(12,056)	$2,748,999	$17,111,993	$900,234

[a]Includes common and preferred stocks as well as other equity investments.
[b]Includes securities determined to have no value.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2014, are as follows:

					Impact to Fair
	Fair Value at	Valuation		Amount/	Value if Input
Description	End of Period	Technique	Unobservable Inputs	Range	Increases[a]
Assets:
Investments in Securities:
Equity Investments:[b]
Banks	$3,785,373	Market	Discount for lack of marketability	5%	Decrease[c]
comparables
		Option pricing	Stock price volatility	10.0%	Increase
		model
Diversified Financial Services	4,956,647	Discounted	Cost of equity	17%	Decrease
		cash flow	Long-term revenue	6.2% - 26.6%	Increase[d]
		model	growth rate
			Adjusted EBITDA margin	11.2% - 21.6%	Increase[d]
All Other Investments[e]	8,369,973
Total	$17,111,993

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes common and preferred stocks.
cRepresents a significant impact to fair value but not net assets.
dRepresents a significant impact to fair value and net assets.
eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA Earnings before interest, taxes, depreciation and amortization

13. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	FHLB	Federal Home Loan Bank
BBU	Barclays Bank PLC	GBP	British Pound	IDR	International Depositary Receipt
BONY	Bank of New York Mellon	USD	United States Dollar
DBFX	Deutsche Bank AG
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 15, 2014, unanimously approved the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees held three meetings dedicated to the approval process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the approval process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the approval process relating to compliance with the Fund’s investment policies and restrictions. During the approval process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the approval process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered

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SHAREHOLDER INFORMATION

by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENTAND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s substantial efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2013. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global financial services funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2013, and had annualized total returns for the three- and five-year periods in the middle and lowest performing quintiles, respectively. The Trustees noted that the Fund’s total return on an annualized basis for the

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

10-year period ended December 31, 2013, was in the second-lowest performing quintile. The Board discussed with management the reasons for the relative underperformance for the one-, five- and 10-year periods ended December 31, 2013. While noting such discussions and intending to continuously monitor future performance, the Board did not believe such performance warranted any change in portfolio management, particularly in light of the strong overall risk-adjusted performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the

Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 7.6 basis points of its Lipper expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2013, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the

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SHAREHOLDER INFORMATION

trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OFSCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

In addition to the investment management services provided to the Fund under its investment management agreement, administrative services had been historically provided to the Fund under a separate agreement. At the May 15, 2014, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fees, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Mutual Financial Services Fund
(formerly, Mutual Financial Services Fund)

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	479 S 08/14

Semiannual Report
and Shareholder Letter
June 30, 2014

Franklin Mutual International Fund

(formerly, Mutual International Fund)

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise —from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter		1
Semiannual Report
Franklin Mutual International Fund		4
Performance Summary		9
Your Fund’s Expenses		12
Financial Highlights and
Statement of Investments		14
Financial Statements		25
Notes to Financial Statements		29
Shareholder Information		40

Average Annual Total Return
Class Z		6/30/14
1-Year	+	17.80%
5-Year	+	11.89%
Since Inception (5/1/09)	+	12.61%

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

1

Semiannual Report

Franklin Mutual International Fund

(formerly, Mutual International Fund)

This semiannual report for Franklin Mutual International Fund covers the period ended June 30, 2014.

Your Fund’s Goals and Main Investments

Franklin Mutual International Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that the manager believes are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

Franklin Mutual International Fund – Class Z posted a +0.94% cumulative total return for the six months ended June 30, 2014. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which measures equity performance in global developed markets outside the U.S. and Canada, generated a +3.12% total return.1, 2 You can find other Fund performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support ongoing recovery. Several emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

U.S. economic growth and employment trends were generally encouraging during the period, despite severe weather across many states that limited economic activity in the first quarter of 2014. The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: MSCI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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on earlier largely positive economic and employment data. The Fed continued reducing asset purchases during the period.

Outside the U.S., the U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. The Japanese government proposed a reduction in corporate taxes as part of its economic reforms in an effort to avoid deflation and facilitate growth. Japan’s growth weakened, however, in the second quarter. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than what many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and for the first time, set a negative deposit rate.

In several emerging markets, including China, growth remained solid though moderating, as domestic demand and exports were relatively soft. Emerging market equities generally rose for the six-month period, despite volatility resulting from concerns about moderating economic growth, rising geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey and South Africa, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period and oil prices increased amid supply concerns related to the crises in Ukraine and Iraq. The U.S. dollar was relatively flat compared to most currencies.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbi-trage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/14
% of Total
Net Assets
Insurance	17.4%
Banks	6.1%
Oil, Gas & Consumable Fuels	6.0%
Specialty Retail	5.3%
Media	5.0%
Capital Markets	4.9%
Machinery	3.7%
Hotels, Restaurants & Leisure	3.4%
Pharmaceuticals	3.0%
Automobiles	3.0%

Manager’s Discussion

Many Fund holdings increased in value during the review period. Top contributors to performance included semiconductor firm SK Hynix Semiconductor, diversified financial services firm Sun Hung Kai & Co. and Teva Pharmaceutical Industries.

South Korea-based SK Hynix is the world’s second-largest manufacturer of electronic memory chips. Although a September 2013 fire hurt output levels at one of its Chinese factories, the company reported that a return to normal production levels contributed to positive quarterly results in 2014. In addition, increased utilization levels helped improve margins. Management provided reassurance that it did not anticipate a major expansion in capacity for the next two to three years, potentially limiting supply and supporting chip prices as the demand outlook for dynamic random access memory (DRAM) chips remained strong, given the need for more DRAM chips in smartphones, tablets and personal computers. Industry consolidation in memory chips as well as more sophisticated technological requirements have contributed to memory chips shifting from commoditized products to those for which long-term supply contracts have supported more stable prices.

Hong Kong-based Sun Hung Kai has operations in consumer finance, wealth management and capital markets. In March, the company reported solid operating earnings for fiscal year 2013, led by its consumer finance business, which experienced strong loan growth in China. The stock also benefited from management’s consideration of a separate listing for the company’s consumer finance arm. The Fund has held Sung Hung Kai shares for some time, but in our view, the company has only recently started to garner the attention of brokers and other investors.

Shares of Israel-based Teva Pharmaceutical Industries rose notably in the first quarter of 2014, supported by positive developments related to the company’s most profitable drug, Copaxone, which is used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s patent appeal, which could lead to potential delays in generic competition for Copaxone. In addition, the U.S. Food and Drug Administration had delays approving a generic for Copaxone while Teva has done a good job converting more patients to its new formulation of the drug. This should help the company retain a higher portion of revenues and cash flows from this highly profitable product. Also supporting the share price was the announcement of a new chief executive officer, who the market believed could successfully execute on Teva’s cost-cutting restructuring program. Despite Teva’s recent positive performance, at period-end, we still believed its shares had further upside potential. Our analysis suggested opportunities remained for margin expansion through restructuring efforts, especially in Teva’s generics division. We also believed that investors were not attaching appropriate value to its research and development investments.

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
Hyundai Motor Co., 2nd pfd.	1.8%
Automobiles, South Korea
Samsung Electronics Co. Ltd., pfd.	1.7%
Semiconductors & Semiconductor Equipment, South Korea
RSA Insurance Group PLC	1.7%
Insurance, U.K.
Direct Line Insurance Group PLC	1.6%
Insurance, U.K.
Sinomedia Holding Ltd.	1.6%
Media, China
A.P. Moeller-Maersk AS, B	1.6%
Marine, Denmark
International Consolidated Airlines Group SA	1.6%
Airlines, U.K.
Hyundai Department Store Co. Ltd.	1.6%
Multiline Retail, South Korea
Dufry AG	1.6%
Specialty Retail, Switzerland
UNIQA Insurance Group AG	1.5%
Insurance, Austria

During the period under review, some of the Fund’s investments negatively affected performance. These included glassmaker Xinyi Glass Holdings, oil and gas firm Cairn Energy, and oil refining and chemical engineering company Sinopec Engineering Group.

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Xinyi Glass is a major Chinese diversified glass manufacturer. The company’s stock was negatively affected by a slowdown in China’s real estate sector. Xinyi’s exposure to the real estate market comes primarily through its float glass business. Float glass is used for windows in new homes. Although the recent slowdown will affect Xinyi’s profit in the near term, the float glass business represents only 20% of total profits. Meanwhile, half of the company’s profits come from its resilient auto division, where we believe the industry structure is far more robust. As an industry leader with a robust balance sheet and downstream exposures, Xinyi could benefit from the Chinese government’s efforts to eliminate overcapacity in glass manufacturing, in our view.

Shares of Cairn Energy declined sharply in the first quarter of 2014 following an inquiry by Indian tax authorities, which appeared to use a 2012 law to seek capital gains tax on transactions internal to Cairn, entered into in 2006-2007. Serious questions arose about the validity of the 2012 law, and its applicability to Cairn was particularly questionable as it related to internal transactions and not an actual sale. Nonetheless, the Indian tax department prohibited Cairn from selling further shares of its holding in Cairn India until this issue was resolved, calling into question the company’s ability to fund its aggressive exploration program beyond the coming year. The situation took a positive turn in May with a landslide victory by the opposition BJP party in India’s national elections. The BJP pledged to be more business friendly, increasing the possibility of a positive resolution to the tax inquiry.

Chinese oil refining and chemical engineering firm Sinopec Engineering Group had an initial public offering in May 2013. During the period, its share price was hurt by weaker-than-expected 2014 guidance and stock market softness in China. We believe the company has the potential to grow at a reasonable rate owing to its strong contract backlog and its ability to win new contracts.

During the period, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset for a specific price on a future date.

Thank you for your continued participation in Franklin Mutual International Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Philippe Brugere-Trelat has been a co-portfolio manager for Franklin Mutual International Fund (formerly, Mutual International Fund) since 2009. Mr. Brugere-Trelat has also served as lead portfolio manager for Franklin Mutual European Fund (formerly, Mutual European Fund) since 2005 and as portfolio manager for Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Franklin Mutual International Fund (formerly, Mutual International Fund) since 2009. He has also served as lead portfolio manager for Franklin Mutual Financial Services Fund (formerly, Mutual Financial Services Fund) since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

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Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/14	12/31/13		Change
Z (FMIZX)	$16.05	$15.90	+$	0.15
A (FMIAX)	$15.97	$15.84	+$	0.13
C (FCMIX)	$15.75	$15.68	+$	0.07
R (FRMIX)	$15.94	$15.83	+$	0.11
R6 (n/a)	$16.04	$15.87	+$	0.17

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FRANKLIN MUTUAL INTERNATIONAL FUND
PERFORMANCE SUMMARY

Performance as of 6/30/141

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
Z						1.17%	1.49%
6-Month	+	0.94%	+	0.94%	$10,094
1-Year	+	17.80%	+	17.80%	$11,780
5-Year	+	75.37%	+	11.89%	$17,537
Since Inception (5/1/09)	+	84.67%	+	12.61%	$18,467
A						1.47%	1.79%
6-Month	+	0.82%		-5.00%	$9,500
1-Year	+	17.46%	+	10.68%	$11,068
5-Year	+	72.74%	+	10.24%	$16,285
Since Inception (5/1/09)	+	81.90%	+	11.00%	$17,144
C						2.17%	2.49%
6-Month	+	0.45%		-0.55%	$9,945
1-Year	+	16.63%	+	15.63%	$11,563
5-Year	+	66.78%	+	10.77%	$16,678
Since Inception (5/1/09)	+	75.28%	+	11.48%	$17,528
R						1.67%	1.99%
6-Month	+	0.69%	+	0.69%	$10,069
1-Year	+	17.18%	+	17.18%	$11,718
5-Year	+	70.81%	+	11.30%	$17,081
Since Inception (5/1/09)	+	79.86%	+	12.04%	$17,986
R6						1.00%	2.89%
6-Month	+	1.07%	+	1.07%	$10,107
1-Year	+	18.04%	+	18.04%	$11,804
Since Inception (5/1/13)	+	15.31%	+	13.01%	$11,531

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL INTERNATIONAL FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expense than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 4/30/15. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Z
Actual	$1,000	$1,009.40	$5.83
Hypothetical (5% return before expenses)	$1,000	$1,018.99	$5.86
A
Actual	$1,000	$1,008.20	$7.32
Hypothetical (5% return before expenses)	$1,000	$1,017.50	$7.35
C
Actual	$1,000	$1,004.50	$10.79
Hypothetical (5% return before expenses)	$1,000	$1,014.03	$10.84
R
Actual	$1,000	$1,006.90	$8.31
Hypothetical (5% return before expenses)	$1,000	$1,016.51	$8.35
R6
Actual	$1,000	$1,010.70	$4.99
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.01

Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.17%;
A: 1.47%; C: 2.17%; R: 1.67%; and R6: 1.00%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009 [a]
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.90	$13.58	$11.83	$13.81	$12.59	$10.00
Income from investment operations[b]:
Net investment income[c]	0.28 [d]	0.24	0.24	0.28	0.22	0.14
Net realized and unrealized gains (losses)	(0.13)	2.42	1.68	(1.81)	1.66	2.68
Total from investment operations	0.15	2.66	1.92	(1.53)	1.88	2.82
Less distributions from:
Net investment income	—	(0.24)	(0.15)	(0.30)	(0.49)	(0.17)
Net realized gains	—	(0.10)	(0.02)	(0.15)	(0.17)	(0.06)
Total distributions	—	(0.34)	(0.17)	(0.45)	(0.66)	(0.23)
Net asset value, end of period	$16.05	$15.90	$13.58	$11.83	$13.81	$12.59

Total return[e]	0.94%	19.71%	16.30%	(11.08)%	15.20%	28.27%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates
and expense reduction[g]	1.44%	1.49%	1.75%	1.80%	2.77%	4.42%
Expenses net of waiver, payments by affiliates
and expense reduction[g]	1.17%[h]	1.17%[h]	1.17%	1.17%	1.17%	1.17%[h]
Expenses incurred in connection with
securities sold short	—%	—%	—%	—%	—%	0.01%
Net investment income	3.55%[d]	1.64%	1.70%	2.12%	1.70%	1.91%

Supplemental data
Net assets, end of period (000’s)	$15,338	$14,732	$10,354	$6,977	$7,968	$4,320
Portfolio turnover rate	22.85%	41.47%	27.97%	41.26%	38.43%	33.93%

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.09 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
hBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.84	$13.54	$11.81	$13.78	$12.58	$10.00
Income from investment operations[b]:
Net investment income[c]	0.25 [d]	0.20	0.18	0.24	0.18	0.13
Net realized and unrealized gains (losses)	(0.12)	2.41	1.70	(1.80)	1.66	2.67
Total from investment operations	0.13	2.61	1.88	(1.56)	1.84	2.80
Less distributions from:
Net investment income	—	(0.21)	(0.13)	(0.26)	(0.47)	(0.16)
Net realized gains	—	(0.10)	(0.02)	(0.15)	(0.17)	(0.06)
Total distributions	—	(0.31)	(0.15)	(0.41)	(0.64)	(0.22)
Net asset value, end of period	$15.97	$15.84	$13.54	$11.81	$13.78	$12.58

Total return[e]	0.82%	19.34%	16.01%	(11.39)%	14.86%	28.05%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates
and expense reduction[g]	1.74%	1.79%	2.05%	2.11%	3.05%	4.70%
Expenses net of waiver, payments by affiliates
and expense reduction[g]	1.47%[h]	1.47%[h]	1.47%	1.48%	1.45%	1.45%[h]
Expenses incurred in connection with
securities sold short	—%	—%	—%	—%	—%	0.01%
Net investment income	3.25%[d]	1.34%	1.40%	1.81%	1.42%	1.63%

Supplemental data
Net assets, end of period (000’s)	$38,476	$35,319	$18,221	$9,212	$8,144	$4,784
Portfolio turnover rate	22.85%	41.47%	27.97%	41.26%	38.43%	33.93%

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.09 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.10%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.68	$13.41	$11.74	$13.71	$12.54	$10.00
Income from investment operations[b]:
Net investment income[c]	0.20 [d]	0.10	0.05	0.14	0.09	0.08
Net realized and unrealized gains (losses)	(0.13)	2.38	1.72	(1.78)	1.64	2.66
Total from investment operations	0.07	2.48	1.77	(1.64)	1.73	2.74
Less distributions from:
Net investment income	—	(0.11)	(0.08)	(0.18)	(0.39)	(0.14)
Net realized gains	—	(0.10)	(0.02)	(0.15)	(0.17)	(0.06)
Total distributions	—	(0.21)	(0.10)	(0.33)	(0.56)	(0.20)
Net asset value, end of period	$15.75	$15.68	$13.41	$11.74	$13.71	$12.54

Total return[e]	0.45%	18.54%	15.14%	(11.98)%	14.02%	27.41%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates
and expense reduction[g]	2.44%	2.49%	2.75%	2.80%	3.77%	5.42%
Expenses net of waiver, payments by affiliates
and expense reduction[g]	2.17%[h]	2.17%[h]	2.17%	2.17%	2.17%	2.17%[h]
Expenses incurred in connection with
securities sold short	—%	—%	—%	—%	—%	0.01%
Net investment income	2.55%[d]	0.64%	0.70%	1.12%	0.70%	0.91%

Supplemental data
Net assets, end of period (000’s)	$14,691	$14,198	$10,503	$2,667	$2,103	$999
Portfolio turnover rate	22.85%	41.47%	27.97%	41.26%	38.43%	33.93%

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.09 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
hBenefit of expense reduction rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009 [a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.83	$13.54	$11.82	$13.78	$12.58	$10.00
Income from investment operations[b]:
Net investment income[c]	0.23 [d]	0.15	0.11	0.21	0.16	0.11
Net realized and unrealized gains (losses)	(0.12)	2.43	1.73	(1.79)	1.64	2.68
Total from investment operations	0.11	2.58	1.84	(1.58)	1.80	2.79
Less distributions from:
Net investment income	—	(0.19)	(0.10)	(0.23)	(0.43)	(0.15)
Net realized gains	—	(0.10)	(0.02)	(0.15)	(0.17)	(0.06)
Total distributions	—	(0.29)	(0.12)	(0.38)	(0.60)	(0.21)
Net asset value, end of period	$15.94	$15.83	$13.54	$11.82	$13.78	$12.58

Total return[e]	0.69%	19.13%	15.70%	(11.53)%	14.54%	27.89%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates
and expense reduction[g]	1.94%	1.99%	2.25%	2.30%	3.27%	4.92%
Expenses net of waiver, payments by affiliates
and expense reduction[g]	1.67%[h]	1.67%[h]	1.67%	1.67%	1.67%	1.67%[h]
Expenses incurred in connection with
securities sold short	—%	—%	—%	—%	—%	0.01%
Net investment income	3.05%[d]	1.14%	1.20%	1.62%	1.20%	1.41%

Supplemental data
Net assets, end of period (000’s)	$92	$90	$42	$12	$14	$13
Portfolio turnover rate	22.85%	41.47%	27.97%	41.26%	38.43%	33.93%

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.09 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Period Ended
	June 30, 2014	December 31,
	(unaudited)	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.87	$14.26
Income from investment operations[b]:
Net investment income[c]	0.29 [d]	0.15
Net realized and unrealized gains (losses)	(0.12)	1.83
Total from investment operations	0.17	1.98
Less distributions from:
Net investment income	—	(0.27)
Net realized gains	—	(0.10)
Total distributions	—	(0.37)
Net asset value, end of period	$16.04	$15.87

Total return[e]	1.07%	14.09%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction	3.05%	2.90%
Expenses net of waiver, payments by affiliates and expense reduction[g]	1.00%	1.00%
Net investment income	3.72%[d]	1.81%

Supplemental data
Net assets, end of period (000’s)	$6	$6
Portfolio turnover rate	22.85%	41.47%

aFor the period May 1, 2013 (commencement of operations) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.09 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.57%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Statement of Investments, June 30, 2014 (unaudited)
	Country	Shares	Value
Common Stocks 89.1%
Aerospace & Defense 1.1%
Safran SA	France	11,505	$753,350
Airlines 1.6%
[a] International Consolidated Airlines Group SA	United Kingdom	171,728	1,088,755
Auto Components 2.7%
Cie Generale des Etablissements Michelin, B	France	4,240	506,673
Pirelli & C. SpA	Italy	40,265	646,251
Xinyi Glass Holdings Ltd.	Hong Kong	1,200,000	704,475
			1,857,399
Banks 6.1%
Aozora Bank Ltd.	Japan	218,926	719,632
Barclays PLC	United Kingdom	148,787	541,798
Hana Financial Group Inc.	South Korea	17,866	662,031
HSBC Holdings PLC	United Kingdom	64,690	656,326
Industrial and Commercial Bank of China Ltd., H	China	1,055,518	667,321
KB Financial Group Inc.	South Korea	17,663	614,365
[a] National Bank of Greece SA	Greece	93,294	341,123
			4,202,596
Capital Markets 4.9%
[a] Anima Holding SpA	Italy	113,090	682,672
China Everbright Ltd.	China	436,000	585,050
China Galaxy Securities Co. Ltd., H	China	1,178,500	761,799
Credit Suisse Group AG	Switzerland	22,726	649,863
Sun Hung Kai & Co. Ltd.	Hong Kong	834,748	664,529
			3,343,913
Chemicals 1.2%
Arkema	France	2,070	201,495
Huabao International Holdings Ltd.	Hong Kong	1,038,615	611,072
			812,567
Construction & Engineering 2.2%
FLSmidth & Co. AS	Denmark	11,630	649,766
Sinopec Engineering Group Co. Ltd.	China	759,500	856,470
			1,506,236
Construction Materials 0.5%
SA des Ciments Vicat	France	3,897	340,484
Consumer Finance 0.8%
Samsung Card Co. Ltd.	South Korea	12,861	548,372
Diversified Financial Services 2.9%
First Pacific Co. Ltd.	Hong Kong	560,859	631,020
[a] ING Groep NV, IDR	Netherlands	45,470	638,879
Metro Pacific Investments Corp.	Philippines	6,303,000	723,852
			1,993,751
Diversified Telecommunication Services 2.6%
[a] Hellenic Telecommunications Organization SA	Greece	25,820	381,879
[a] Koninklijke KPN NV	Netherlands	212,200	773,279
TDC AS	Denmark	59,831	619,211
			1,774,369

franklintempleton.com		Semiannual Report | 19

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Electric Utilities 1.9%
Enel SpA	Italy	111,568	$649,955
Power Assets Holdings Ltd.	Hong Kong	76,500	670,200
			1,320,155
Energy Equipment & Services 0.2%
Fugro NV, IDR	Netherlands	2,498	143,044
Food & Staples Retailing 2.5%
China Resources Enterprise Ltd.	China	118,393	329,954
[a] Metro AG	Germany	19,696	858,540
Tesco PLC	United Kingdom	112,640	547,794
			1,736,288
Hotels, Restaurants & Leisure 3.4%
Accor SA	France	16,980	883,391
Kuoni Reisen Holding AG, B	Switzerland	1,440	556,938
Mandarin Oriental International Ltd.	Hong Kong	476,361	907,468
			2,347,797
Industrial Conglomerates 1.0%
Jardine Matheson Holdings Ltd.	Hong Kong	5,400	320,274
Jardine Strategic Holdings Ltd.	Hong Kong	9,200	328,716
Siemens AG	Germany	283	37,380
			686,370
Insurance 17.4%
ACE Ltd.	United States	6,567	680,998
Ageas	Belgium	19,404	774,199
Catlin Group Ltd.	United Kingdom	56,166	514,195
China Pacific Insurance (Group) Co. Ltd., H	China	267,645	946,200
Delta Lloyd NV	Netherlands	25,592	649,771
Direct Line Insurance Group PLC	United Kingdom	242,238	1,118,369
Friends Life Group Ltd.	United Kingdom	140,608	758,638
Great Eastern Holdings Ltd.	Singapore	52,853	927,625
Korean Reinsurance Co.	South Korea	66,074	682,286
Lancashire Holdings Ltd.	United Kingdom	72,283	808,937
PICC Property and Casualty Co. Ltd., H	China	493,802	749,261
RSA Insurance Group PLC	United Kingdom	144,955	1,177,727
[a] Storebrand ASA	Norway	135,269	761,653
UNIQA Insurance Group AG	Austria	79,537	1,022,559
Zurich Insurance Group AG	Switzerland	1,170	352,642
			11,925,060
Internet & Catalog Retail 1.0%
GS Home Shopping Inc.	South Korea	3,000	715,020
Machinery 3.7%
CNH Industrial NV (EUR Traded)	United Kingdom	30,305	311,259
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	16,517	169,644
IMI PLC	United Kingdom	32,349	823,138
KUKA AG	Germany	12,058	730,197
Vossloh AG	Germany	5,914	502,862
			2,537,100
Marine 1.6%
A.P. Moeller-Maersk AS, B	Denmark	440	1,093,373

20 | Semiannual Report		franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Media 5.0%
[a] Nine Entertainment Co. Holdings Ltd.	Australia	293,770	$598,596
Reed Elsevier PLC	United Kingdom	33,489	538,680
RTL Group SA	Germany	4,470	498,463
Seven West Media Ltd.	Australia	400,878	710,956
Sinomedia Holding Ltd.	China	1,425,346	1,103,430
			3,450,125
Metals & Mining 2.5%
Anglo American PLC	United Kingdom	29,531	722,629
[a] ThyssenKrupp AG	Germany	27,329	796,793
Voestalpine AG	Austria	4,481	213,274
			1,732,696
Multiline Retail 2.2%
Hyundai Department Store Co. Ltd.	South Korea	7,889	1,083,568
Marks & Spencer Group PLC	United Kingdom	61,707	448,982
			1,532,550
Oil, Gas & Consumable Fuels 6.0%
BG Group PLC	United Kingdom	32,228	681,085
BP PLC	United Kingdom	64,478	568,114
[a] Cairn Energy PLC	United Kingdom	239,862	820,904
China Shenhua Energy Co. Ltd., H	China	107,392	310,379
Petroleo Brasileiro SA, ADR	Brazil	30,743	449,770
Royal Dutch Shell PLC, A	United Kingdom	23,039	954,095
Talisman Energy Inc.	Canada	32,590	344,709
			4,129,056
Pharmaceuticals 3.0%
AstraZeneca PLC	United Kingdom	5,200	386,228
AstraZeneca PLC, ADR	United Kingdom	914	67,919
Novartis AG	Switzerland	7,319	662,700
Teva Pharmaceutical Industries Ltd., ADR	Israel	17,640	924,689
			2,041,536
Real Estate Management & Development 0.4%
Takara Leben Co. Ltd.	Japan	66,741	241,125
Road & Rail 1.4%
[a] FirstGroup PLC	United Kingdom	432,277	936,476
Semiconductors & Semiconductor Equipment 1.2%
[a] SK Hynix Semiconductor Inc.	South Korea	17,054	818,154
Specialty Retail 5.3%
Baoxin Auto Group Ltd.	China	1,009,389	851,745
China ZhengTong Auto Services Holdings Ltd.	China	1,530,174	860,796
[a] Dufry AG	Switzerland	5,954	1,070,156
Kingfisher PLC	United Kingdom	132,792	815,769
			3,598,466
Trading Companies & Distributors 0.9%
[a] Kloeckner & Co. SE	Germany	32,770	494,094
Rexel SA	France	5,627	131,617
			625,711

franklintempleton.com		Semiannual Report | 21

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 1.9%
Tele2 AB, B	Sweden	54,420	$641,040
Vodafone Group PLC	United Kingdom	194,110	647,714
			1,288,754
Total Common Stocks (Cost $52,249,259)			61,120,648
Preferred Stocks 4.7%
Automobiles 3.0%
Hyundai Motor Co., 2nd pfd.	South Korea	7,852	1,241,423
Volkswagen AG, pfd.	Germany	3,025	794,548
			2,035,971
Semiconductors & Semiconductor Equipment 1.7%
Samsung Electronics Co. Ltd., pfd.	South Korea	1,131	1,184,644
Total Preferred Stocks (Cost $2,370,934)			3,220,615
Total Investments before Short Term Investments
(Cost $54,620,193)			64,341,263

		Principal Amount
Short Term Investments 6.3%
U.S. Government and Agency Securities 6.3%
[b] FHLB, 7/01/14	United States	$1,800,000	1,800,000
[b] U.S. Treasury Bills,
[c]7/03/14 - 10/02/14	United States	1,500,000	1,499,926
12/26/14	United States	1,000,000	999,697
Total U.S. Government and Agency Securities
(Cost $4,299,557)			4,299,623
Total Investments (Cost $58,919,750) 100.1%			68,640,886
Other Assets, less Liabilities (0.1)%			(38,527)
Net Assets 100.0%			$68,602,359

aNon-income producing.
bThe security is traded on a discount basis with no stated coupon rate.
cSecurity or a portion of the security has been pledged as collateral for open futures and forward contracts. At June 30, 2014, the aggregate value of these securities and/or cash pledged as collateral was $471,163, representing 0.69% of net assets.

22 | Semiannual Report

franklintempleton.com

				FRANKLIN MUTUAL INTERNATIONAL FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	24	$4,109,400	9/15/14	$—	$(44,735)
Net unrealized appreciation (depreciation)							$(44,735)

At June 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
Euro	BANT	Buy	260,511	$359,238	7/17/14	$101	$(2,558)
Euro	BANT	Sell	6,854,237	9,324,219	7/17/14	1,327	(64,293)
Euro	BBU	Buy	294,302	404,129	7/17/14	155	(1,224)
Euro	BBU	Sell	469,462	639,380	7/17/14	—	(3,569)
Euro	BONY	Buy	111,915	154,412	7/17/14	—	(1,139)
Euro	DBFX	Buy	6,030	8,204	7/17/14	55	—
Euro	HSBC	Buy	530,590	737,229	7/17/14	57	(10,619)
Euro	HSBC	Sell	525,008	720,463	7/17/14	2,221	(780)
Euro	SCBT	Buy	150,487	207,653	7/17/14	—	(1,554)
Euro	SCBT	Sell	19,976	27,309	7/17/14	—	(49)
Euro	SSBT	Buy	22,034	30,417	7/17/14	16	(257)
Euro	SSBT	Sell	11,286	15,451	7/17/14	—	(5)
Japanese Yen	BANT	Sell	79,938,910	768,661	7/22/14	—	(20,573)
Japanese Yen	BONY	Buy	656,800	6,378	7/22/14	107	—
Japanese Yen	BONY	Sell	3,729,900	36,368	7/22/14	—	(457)
Japanese Yen	HSBC	Buy	2,552,592	24,888	7/22/14	314	—
Japanese Yen	HSBC	Sell	18,660,489	184,273	7/22/14	39	—
Japanese Yen	SSBT	Buy	9,965,300	98,005	7/22/14	382	—
South Korean Won	BANT	Buy	422,653,123	399,721	8/12/14	17,221	—
South Korean Won	BANT	Sell	1,830,429,975	1,710,741	8/12/14	—	(94,954)
South Korean Won	FBCO	Buy	519,190,364	482,641	8/12/14	29,533	—
South Korean Won	FBCO	Sell	3,529,774,200	3,281,766	8/12/14	—	(200,309)
South Korean Won	HSBC	Buy	373,497,900	356,768	8/12/14	11,696	(14)
South Korean Won	HSBC	Sell	3,636,288,412	3,403,484	8/12/14	—	(183,666)
Swiss Franc	BANT	Buy	51,238	57,512	8/12/14	285	—
Swiss Franc	BANT	Sell	2,234,798	2,495,657	8/12/14	139	(25,353)
Swiss Franc	BONY	Buy	41,220	46,912	8/12/14	—	(415)
Swiss Franc	DBFX	Buy	81,463	91,246	8/12/14	645	—
Swiss Franc	FBCO	Buy	28,602	31,951	8/12/14	313	—
Swiss Franc	FBCO	Sell	24,623	27,785	8/12/14	10	(1)
Swiss Franc	SCBT	Sell	26,920	30,229	8/12/14	—	(137)
Swiss Franc	SSBT	Buy	72,950	83,228	8/12/14	—	(940)
Swiss Franc	SSBT	Sell	193,600	220,254	8/12/14	1,871	—
Danish Krone	BANT	Buy	168,522	31,368	8/14/14	—	(409)
Danish Krone	BANT	Sell	794,793	146,920	8/14/14	1,030	(122)
Danish Krone	BBU	Sell	5,997,598	1,093,472	8/14/14	69	(8,417)
Danish Krone	BONY	Buy	114,170	20,911	8/14/14	83	(20)
Danish Krone	BONY	Sell	60,248	11,109	8/14/14	41	—
Danish Krone	SSBT	Sell	307,762	56,554	8/14/14	14	—
Australian Dollar	HSBC	Sell	1,388,173	1,302,082	8/18/14	—	(2,644)
British Pound	BANT	Buy	541,540	902,459	8/19/14	23,848	(5)
British Pound	BANT	Sell	2,151,311	3,598,336	8/19/14	—	(81,474)
British Pound	BBU	Buy	283,197	475,480	8/19/14	8,928	—

franklintempleton.com						Semiannual Report | 23

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
British Pound	BBU	Sell	3,990,226	$6,668,943	8/19/14	$—	$(156,324)
British Pound	BONY	Buy	61,700	102,791	8/19/14	2,746	—
British Pound	DBFX	Buy	14,325	24,450	8/19/14	52	—
British Pound	FBCO	Buy	25,116	42,962	8/19/14	2	(3)
British Pound	FBCO	Sell	116,000	192,741	8/19/14	—	(5,677)
British Pound	HSBC	Buy	84,526	141,306	8/19/14	3,275	—
British Pound	HSBC	Sell	2,779,378	4,643,553	8/19/14	—	(110,563)
British Pound	SCBT	Buy	16,764	28,185	8/19/14	490	—
British Pound	SSBT	Buy	206,616	346,855	8/19/14	6,561	—
British Pound	SSBT	Sell	39,730	67,232	8/19/14	—	(725)
Canadian Dollar	BANT	Buy	8,500	7,696	9/18/14	258	—
Canadian Dollar	BANT	Sell	6,208	5,592	9/18/14	—	(217)
Canadian Dollar	BBU	Buy	472,388	433,730	9/18/14	8,340	—
Canadian Dollar	BBU	Sell	465,771	418,746	9/18/14	—	(17,131)
Canadian Dollar	SCBT	Sell	8,909	8,096	9/18/14	—	(241)
Philippine Peso	BONY	Sell	31,515,000	719,356	9/22/14	—	(2,538)
Swedish Krona	BANT	Buy	130,323	19,771	11/12/14	1	(291)
Swedish Krona	BBU	Sell	4,511,611	692,294	11/12/14	17,866	—
Swedish Krona	DBFX	Buy	98,435	14,824	11/12/14	—	(109)
Euro	BANT	Sell	391,465	535,979	11/17/14	626	(1,044)
Euro	BBU	Sell	507,241	695,134	11/17/14	867	(770)
Euro	DBFX	Sell	21,356	28,956	11/17/14	—	(307)
Euro	HSBC	Sell	177,618	242,154	11/17/14	90	(1,315)
Euro	SSBT	Sell	133,519	181,604	11/17/14	—	(1,347)
Norwegian Krone	BANT	Buy	13,525	2,193	11/21/14	—	—
Norwegian Krone	BANT	Sell	4,750,469	796,086	11/21/14	25,668	—
Norwegian Krone	BONY	Sell	73,044	12,091	11/21/14	245	—
Norwegian Krone	DBFX	Buy	139,150	22,590	11/21/14	—	(23)
Unrealized appreciation (depreciation)						167,587	(1,004,582)
Net unrealized appreciation (depreciation)							$(836,995)

aMay be comprised of multiple contracts using the same currency and settlement date. See Abbreviations on page 39.

24 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost	$58,919,750
Value	$68,640,886
Cash	164,523
Foreign currency, at value (cost $1,135,350)	1,137,697
Receivables:
Investment securities sold	150,938
Capital shares sold	125,397
Dividends	298,953
Unrealized appreciation on forward exchange contracts	167,587
Other assets	29
Total assets	70,686,010
Liabilities:
Payables:
Investment securities purchased	886,593
Capital shares redeemed	66,944
Management fees	17,498
Distribution fees	43,467
Transfer agent fees	10,276
Variation margin	14,700
Unrealized depreciation on forward exchange contracts	1,004,582
Accrued expenses and other liabilities	39,591
Total liabilities	2,083,651
Net assets, at value	$68,602,359
Net assets consist of:
Paid-in capital	$57,443,854
Undistributed net investment income	804,929
Net unrealized appreciation (depreciation)	8,840,627
Accumulated net realized gain (loss)	1,512,949
Net assets, at value	$68,602,359

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2014 (unaudited)

Class Z:
Net assets, at value	$15,338,084
Shares outstanding	955,718
Net asset value and maximum offering price per share	$16.05
Class A:
Net assets, at value	$38,476,107
Shares outstanding	2,409,751
Net asset value per share[a]	$15.97
Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.94
Class C:
Net assets, at value	$14,690,925
Shares outstanding	932,792
Net asset value and maximum offering price per share[a]	$15.75
Class R:
Net assets, at value	$91,614
Shares outstanding	5,749
Net asset value and maximum offering price per share	$15.94
Class R6:
Net assets, at value	$5,629
Shares outstanding	351
Net asset value and maximum offering price per share	$16.04

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
26 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2014 (unaudited)

Investment income:
Dividends (net of foreign taxes of $83,566)	$1,536,924
Interest	6,384
Total investment income	1,543,308
Expenses:
Management fees (Note 3a)	261,449
Administrative fees (Note 3b)	24,868
Distribution fees: (Note 3c)
Class A	54,328
Class C	71,339
Class R	191
Transfer agent fees: (Note 3e)
Class Z	10,671
Class A	26,088
Class C	10,274
Class R	55
Class R6	48
Custodian fees (Note 4)	5,055
Reports to shareholders	13,959
Registration and filing fees	40,086
Professional fees	45,896
Trustees’ fees and expenses	271
Excise tax (Note 1e)	19,600
Other	13,176
Total expenses	597,354
Expense reductions (Note 4)	(73)
Expenses waived/paid by affiliates (Note 3f)	(92,689)
Net expenses	504,592
Net investment income	1,038,716
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,955,416
Foreign currency transactions	(1,576,607)
Futures contracts	52,730
Net realized gain (loss)	431,539
Net change in unrealized appreciation (depreciation) on:
Investments	(1,627,316)
Translation of other assets and liabilities denominated in foreign currencies	681,216
Net change in unrealized appreciation (depreciation)	(946,100)
Net realized and unrealized gain (loss)	(514,561)
Net increase (decrease) in net assets resulting from operations	$524,155

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$1,038,716	$645,464
Net realized gain (loss) from investments, foreign currency transactions and futures
contracts	431,539	1,394,372
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(946,100)	7,143,327
Net increase (decrease) in net assets resulting from operations	524,155	9,183,163
Distributions to shareholders from:
Net investment income:
Class Z	—	(218,779)
Class A	—	(447,845)
Class C	—	(94,563)
Class R	—	(1,045)
Class R6	—	(94)
Net realized gains:
Class Z	—	(92,660)
Class A	—	(222,263)
Class C	—	(91,241)
Class R	—	(585)
Class R6	—	(36)
Total distributions to shareholders	—	(1,169,111)
Capital share transactions: (Note 2)
Class Z	460,619	2,483,765
Class A	2,852,830	12,890,819
Class C	419,349	1,795,889
Class R	1,148	35,105
Class R6	—	5,000
Total capital share transactions	3,733,946	17,210,578
Net increase (decrease) in net assets	4,258,101	25,224,630
Net assets:
Beginning of period	64,344,258	39,119,628
End of period	$68,602,359	$64,344,258
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$804,929	$(233,787)

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014 the Mutual International Fund was renamed the Franklin Mutual International Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swap-tion), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2014, the Fund had no securities on loan.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. However, the Fund retained a portion of its taxable income and net realized gains and as a result incurred an excise tax of $19,600 as noted in the Statement of Operations. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date.

Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013[a]
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	72,155	$1,142,119	532,453	$7,747,736
Shares issued in reinvestment of distributions	—	—	19,629	304,656
Shares redeemed	(43,184)	(681,500)	(387,998)	(5,568,627)
Net increase (decrease)	28,971	$460,619	164,084	$2,483,765
Class A Shares:
Shares sold	393,176	$6,203,167	1,274,923	$18,493,067
Shares issued in reinvestment of distributions	—	—	42,070	650,456
Shares redeemed	(213,379)	(3,350,337)	(432,923)	(6,252,704)
Net increase (decrease)	179,797	$2,852,830	884,070	$12,890,819
Class C Shares:
Shares sold	120,035	$1,864,540	260,176	$3,760,594
Shares issued in reinvestment of distributions	—	—	12,115	185,013
Shares redeemed	(92,901)	(1,445,191)	(149,858)	(2,149,718)
Net increase (decrease)	27,134	$419,349	122,433	$1,795,889
Class R Shares:
Shares sold	1,517	$24,031	10,728	$158,252
Shares issued in reinvestment of distributions	—	—	106	1,631
Shares redeemed	(1,449)	(22,883)	(8,221)	(124,778)
Net increase (decrease)	68	$1,148	2,613	$35,105
Class R6 Shares:
Shares sold			351	$5,000

[a]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund paid an investment management fee to Franklin Mutual of 0.800% per year of the average daily net assets of the Fund.

On May 15, 2014, the Board approved the proposal to combine the Fund’s investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement will be effective on July 1, 2014.

Effective July 1, 2014, the Fund will pay fees of 0.875% per year of the average daily net assets of the Fund.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

b. Administrative Fees

The Fund paid its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$11,231
CDSC retained	$1,545

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2014, the Fund paid transfer agent fees of $47,136, of which $31,550 was retained by Investor Services.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

f. Waiver and Expense Reimbursements

FT Services and Franklin Mutual have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17%, and Class R6 does not exceed 1.00% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the Fund deferred post-October capital losses of $491,186.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$59,199,308

Unrealized appreciation	$11,333,675
Unrealized depreciation	(1,892,097)
Net unrealized appreciation (depreciation)	$9,441,578

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $17,072,232 and $14,156,393, respectively.

Transactions in options written during the period ended June 30, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2013	—	$—
Options written	3	1,504
Options expired	—	—
Options exercised	(3)	(1,504)
Options closed	—	—
Options outstanding at June 30, 2014	—	$—

See Notes 1(c) and 8 regarding derivative financial instruments and other derivative information, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on	$167,587	Unrealized depreciation on forward	$1,049,317	[a]
	forward exchange contracts		exchange on forward exchange
contracts / Net assets consist of –
net unrealized appreciation
(depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and	$(1,555,292)	$680,530
futures contracts / Net change in unrealized appreciation
(depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies

For the period ended June 30, 2014, the average month end fair value of derivatives represented 1.33% of average month end net assets. The average month end number of open derivative contracts for the period was 217.

At June 30, 2014, the Fund’s OTC derivative assets and liabilities are as follows:
	Gross and Net Amounts of Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$167,587	$1,004,582

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

36 | Semiannual Report

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BANT	$70,504	$(70,504)	$—	$—	$—
BBU	36,225	(36,225)	—	—	—
BONY	3,222	(3,222)	—	—	—
DBFX	752	(439)	—	—	313
FBCO	29,858	(29,858)	—	—	—
HSBC	17,692	(17,692)	—	—	—
SCBT	490	(490)	—	—	—
SSBT	8,844	—	—	—	8,844
Total	$167,587	$(158,430)	$—	$—	$9,157

At June 30, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged[a]	Pledged	than zero)
Counterparty
BANT	$291,293	$(70,504)	$(105,300)	$—	$115,489
BBU	187,435	(36,225)	—	—	151,210
BONY	4,569	(3,222)	—	—	1,347
DBFX	439	(439)	—	—	—
FBCO	205,990	(29,858)	—	—	176,132
HSBC	309,601	(17,692)	(261,874)	—	30,035
SCBT	1,981	(490)	—	—	1,491
SSBT	3,274	—	—	—	3,274
Total	$1,004,582	$(158,430)	$(367,174)	$—	$478,978

[a]See the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Notes 1(c) and 6 regarding derivative financial instrument and investment transactions, respectively.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Machinery	$2,367,456	$169,644	$—	$2,537,100
All Other Equity Investments[b]	61,804,163	—	—	61,804,163
Short Term Investments	2,499,623	1,800,000	—	4,299,623
Total Investments in Securities	$66,671,242	$1,969,644	$—	$68,640,886
Other Financial Instruments
Forward Exchange Contracts	$—	$167,587	$—	$167,587
Liabilities:
Other Financial Instruments
Futures Contracts	$44,735	$—	$—	$44,735
Forward Exchange Contracts	—	1,004,582	—	1,004,582
Total Other Financial Instruments	$44,735	$1,004,582	$—	$1,049,317

[a]lncludes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	USD	United States Dollar	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon			IDR	International Depositary Receipt
DBFX	Deutsche Bank AG
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 15, 2014, unanimously approved the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees held three meetings dedicated to the approval process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the approval process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the approval process relating to compliance with the Fund’s investment policies and restrictions. During the approval process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the approval process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not

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intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s substantial efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations on May 31, 2009, the trustees reviewed the investment performance of the Fund for the one-year, three-year and four-year periods ended December 31, 2013. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional international multi-cap value funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2013,

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FRANKLIN MUTUAL INTERNATIONAL FUND
SHAREHOLDER INFORMATION

and had annualized total returns for the three- and four-year periods in the second-lowest and second-best performing quin-tiles, respectively. The Board discussed with management the reasons for the relative underperformance for the one- and three-year periods ended December 31, 2013. While noting such discussions, the Board, overall, found such comparative performance to be acceptable, particularly in light of the strong overall risk-adjusted performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the losses incurred by the investment manager and its affiliates from their respective relationships with the Fund. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the proposed extension for an additional year of the fee waiver and expense limitation arrangement. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The

Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2013, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley

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SHAREHOLDER INFORMATION

Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. Since the Fund had only commenced operations on May 31, 2009, and due to the limited size of assets under management, the trustees concluded that economies of scale were difficult to consider at that time.

In addition to the investment management services provided to the Fund under its investment management agreement, administrative services had been historically provided to the Fund under a separate agreement. At the May 15, 2014, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fees, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Mutual International Fund
(formerly, Mutual International Fund)

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	373 S 08/14

Semiannual Report
and Shareholder Letter
June 30, 2014

Franklin Mutual Quest Fund

(formerly, Mutual Quest Fund)

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise —from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter		1
Semiannual Report
Franklin Mutual Quest Fund		4
Performance Summary		9
Your Fund’s Expenses		12
Financial Highlights and
Statement of Investments		14
Financial Statements		28
Notes to Financial Statements		32
Shareholder Information		46

Average Annual Total Return
Class Z		6/30/14
1-Year	+	20.99%
5-Year	+	13.51%
10-Year	+	9.28%

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

| 1

Semiannual Report

Franklin Mutual Quest Fund

(formerly, Mutual Quest Fund)

We are pleased to bring you Franklin Mutual Quest Fund’s semiannual report for the period ended June 30, 2014.

Your Fund’s Goals and Main Investments

Franklin Mutual Quest Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

Performance Overview

Franklin Mutual Quest Fund – Class Z delivered a +7.43% cumulative total return for the six months ended June 30, 2014. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock market performance, generated a +7.14% total return.1, 2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.3 Except for a sharp

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING,
BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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picked up in the spring and home prices were higher than a year ago.

The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. In emerging markets, some central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period, and oil prices increased amid supply concerns related to geopolitical tensions. The U.S. dollar was relatively flat compared to most currencies.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/14
% of Total
Net Assets
Media	7.5%
Insurance	6.3%
Oil, Gas & Consumable Fuels	5.2%
Tobacco	5.0%
Banks	4.6%
Energy Equipment & Services	4.3%
Automobiles	4.2%
Software	3.2%
Real Estate Investment Trusts	3.2%
Diversified Telecommunication Services	3.0%

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When

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companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many Fund investments increased in value during the six-month period. Top contributors to performance included specialty telecommunications company Sorenson Communications, U.K.-based oil and gas firm Royal Dutch Shell and Teva Pharmaceutical Industries.

Sorenson Communications offers videophones, applications and video relay services to the hearing impaired. The company’s products let users place and receive calls through a professional American Sign Language interpreter, providing deaf and hard-of-hearing individuals the functional equivalent of a voice telephone. The Fund’s investment in Sorenson debt increased during the period following a favorable stay ruling from the U.S. Court of Appeals. In early March, the company filed a prearranged bankruptcy plan to restructure its balance sheet.

Following a period of disappointing performance in late 2013, Royal Dutch Shell shares rose during the period under review as evidence grew that restructuring efforts under new chief executive officer (CEO) Ben Van Beurden would be more substantive than previously thought. The company has delayed or canceled a number of large projects with massive capital commitments and, in our view, questionable economics, while also implementing a plan to more robustly analyze projects earlier in the process to ensure only the best projects progress to a final investment decision. Royal Dutch Shell also announced several sales of non-core assets intended to free up capital for reinvestment or return to shareholders, and to eliminate drags from a number of money-losing operations, most notably in North American resource operations. In another move, the company filed a registration statement for Shell Midstream Partners, a Master Limited Partnership (MLP). We believed this was a first for a major oil company and anticipated the move may contribute to the market’s valuing Shell’s significant infrastructure assets in the U.S. more appropriately. Finally, in what was a busy period, Royal Dutch Shell canceled its scrip dividend offering (paying dividends in the form of shares), which should help reduce dilution. We believe the market underestimated the extent to which the scrip dividend cancellation can increase the company’s flexibility to return capital to shareholders via buybacks. Collectively, these actions led us to believe that management and the Board were more urgently focused on disciplined capital investment and generating returns for shareholders than they had previously been.

Shares of Israel-based Teva Pharmaceutical Industries rose notably in the first quarter of 2014, supported by positive developments related to the company’s most profitable drug, Copaxone, which is used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s patent appeal, which could lead to potential delays in generic competition for Copaxone. In addition, the U.S. Food and Drug Administration (FDA) had delays approving a generic for Copaxone while Teva has done a good job converting more patients to its new formulation of the drug. This should help the company retain a higher portion of revenues and cash flows from this highly profitable product. Also supporting the share price was the announcement of a new CEO, who the market believed could successfully execute on Teva’s cost-cutting restructuring program. Despite Teva’s recent positive performance, at period-end, we still believed its shares had further upside potential. Our analysis suggested opportunities remained for margin expansion through restructuring efforts, especially in Teva’s generics division. We also believed that investors were not attaching appropriate value to its research and development investments.

During the period under review, some of the Fund’s investments negatively affected performance. These included mobile telecommunications company Vodafone Group, commercial financing and leasing company CIT Group and offshore drilling firm Transocean.

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In May, U.K.-based Vodafone Group reported fiscal fourth-quarter results (the company has a March 31 fiscal year-end) as earnings fell short of expectations and capital spending increased significantly, following Vodafone’s strategic decision to significantly upgrade its network to offer a differentiated level of service. The company believed that consumers would be willing to pay a premium for network quality as data usage increases. We agreed with this position; however, in the near term, earnings were likely to be under pressure. With the possibility of a merger with AT&T on hold, we believed the primary near-term catalysts were potential market consolidation in Europe, disposals of non-core assets and the resolution of a tax dispute with India’s government, which could pave the way for an initial public offering of Vodafone’s India business.

CIT Group primarily serves small and midsized businesses across a range of industries. The company’s fourth-quarter 2013 and first-quarter 2014 results fell short of consensus expectations. The first-quarter 2014 results were particularly notable with broad weakness affecting revenues, operating expenses and credit. A notable drag was higher aircraft remar-keting costs as an unusually large number of planes came off lease this year. As a result, the large number of expiring leases negatively affected net interest margin (NIM). NIM is a profitability measure relating the difference between interest income earned on a bank’s assets and interest paid on its liabilities. However, the company has already secured new leases for a majority of those planes, and our analysis indicated other pressures weighing on performance could potentially subside over the coming quarters.

Transocean owns the world’s largest offshore drilling fleet. Too many rigs and not enough demand led to downward pressure on the rates oil companies paid drilling contractors, which hurt Transocean’s business. Oil companies have been postponing projects, leaving a number of new rigs uncontracted and increasing potential downtime between jobs for existing rigs. At period-end, Transocean traded at a discount to its net asset value and, in our view, the stock had positive catalysts, including a cost-cutting program, a stated intention to grow the dividend, the launch of an MLP and the addition of another representative to the board of directors by activist investor Carl Icahn.

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
Spirit Realty Capital Inc.	3.2%
Real Estate Investment Trusts, U.S.
Transocean Ltd.	2.8%
Energy Equipment & Services, U.S.
Samsung Electronics Co. Ltd., ord & pfd.	2.7%
Semiconductors & Semiconductor Equipment, South Korea
Tribune Co., A & B	2.5%
Media, U.S.
General Motors Co., ord & wts.	2.5%
Automobiles, U.S.
Vodafone Group PLC	2.4%
Wireless Telecommunication Services, U.K.
Royal Dutch Shell PLC, A	2.0%
Oil, Gas & Consumable Fuels, U.K.
Apache Corp.	2.0%
Oil, Gas & Consumable Fuels, U.S.
Symantec Corp.	2.0%
Software, U.S.
RSA Insurance Group PLC	2.0%
Insurance, U.K.

During the period, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

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Thank you for your continued participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Shawn Tumulty has been a portfolio manager for Franklin Mutual Quest Fund (formerly, Mutual Quest Fund) since 2003 and a co-portfolio manager since 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

Keith Luh has been a co-portfolio manager for Franklin Mutual Quest Fund (formerly, Mutual Quest Fund) since 2010. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University and the Gabelli School of Business, Fordham University.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/14	12/31/13		Change
Z (MQIFX)	$19.53	$18.18	+$	1.35
A (TEQIX)	$19.31	$18.00	+$	1.31
C (TEMQX)	$18.99	$17.76	+$	1.23
R (n/a)	$19.13	$17.84	+$	1.29
R6 (n/a)	$19.53	$18.19	+$	1.34

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PERFORMANCE SUMMARY

Performance as of 6/30/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]	Operating Expenses[4]
Z						0.84%
6-Month	+	7.43%	+	7.43%	$10,743
1-Year	+	20.99%	+	20.99%	$12,099
5-Year	+	88.47%	+	13.51%	$18,847
10-Year	+	142.94%	+	9.28%	$24,294
A						1.14%
6-Month	+	7.28%	+	1.10%	$10,110
1-Year	+	20.70%	+	13.75%	$11,375
5-Year	+	85.73%	+	11.85%	$17,506
10-Year	+	135.45%	+	8.30%	$22,187
C						1.84%
6-Month	+	6.93%	+	5.93%	$10,593
1-Year	+	19.86%	+	18.86%	$11,886
5-Year	+	79.35%	+	12.39%	$17,935
10-Year	+	119.92%	+	8.20%	$21,992
R						1.34%
6-Month	+	7.23%	+	7.23%	$10,723
1-Year	+	20.47%	+	20.47%	$12,047
3-Year	+	40.54%	+	12.01%	$14,054
Since Inception (5/1/09)	+	91.59%	+	13.42%	$19,159
R6						0.77%
6-Month	+	7.37%	+	7.37%	$10,737
1-Year	+	21.09%	+	21.09%	$12,109
Since Inception (5/1/13)	+	23.42%	+	19.81%	$12,342

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Z
Actual	$1,000	$1,074.30	$4.17
Hypothetical (5% return before expenses)	$1,000	$1,020.78	$4.06
A
Actual	$1,000	$1,072.80	$5.70
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$5.56
C
Actual	$1,000	$1,069.30	$9.29
Hypothetical (5% return before expenses)	$1,000	$1,015.82	$9.05
R
Actual	$1,000	$1,072.30	$6.73
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.56
R6
Actual	$1,000	$1,073.70	$3.80
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$3.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.81%; A: 1.11%; C: 1.81%; R: 1.31% and R6: 0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.18	$16.55	$16.24	$17.70	$17.24	$14.59
Income from investment operations[a]:
Net investment income[b]	0.53 [c]	0.54	0.43	0.51	0.41 [d]	0.16 [e]
Net realized and unrealized gains (losses)	0.82	3.68	1.61	(0.88)	1.34	2.84
Total from investment operations	1.35	4.22	2.04	(0.37)	1.75	3.00
Less distributions from:
Net investment income	—	(0.56)	(0.43)	(0.52)	(0.45)	(0.33)
Net realized gains	—	(2.03)	(1.30)	(0.57)	(0.84)	(0.02)
Total distributions	—	(2.59)	(1.73)	(1.09)	(1.29)	(0.35)
Net asset value, end of period	$19.53	$18.18	$16.55	$16.24	$17.70	$17.24

Total returnf	7.43%	25.97%	12.57%	(1.83)%	10.16%	20.61%

Ratios to average net assets[g]
Expenses[h]	0.81%[i]	0.84%[i]	0.90%	0.86%	0.83%	0.90%[i]
Expenses incurred in connection with
securities sold short	0.05%	0.07%	0.11%	0.06%	0.02%	0.09%
Net investment income	5.76%[c]	2.93%	2.48%	2.90%	2.33%[d]	1.00%[e]

Supplemental data
Net assets, end of period (000’s)	$4,462,269	$4,270,828	$3,582,856	$3,413,759	$3,701,894	$3,584,302
Portfolio turnover rate	44.88%	63.41%	65.21%	107.25%	49.13%	37.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.84%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.
eNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.34%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.00	$16.41	$16.12	$17.57	$17.12	$14.50
Income from investment operations[a]:
Net investment income[b]	0.50 [c]	0.48	0.37	0.45	0.35 [d]	0.11 [e]
Net realized and unrealized gains (losses)	0.81	3.65	1.60	(0.86)	1.34	2.82
Total from investment operations	1.31	4.13	1.97	(0.41)	1.69	2.93
Less distributions from:
Net investment income	—	(0.51)	(0.38)	(0.47)	(0.40)	(0.29)
Net realized gains	—	(2.03)	(1.30)	(0.57)	(0.84)	(0.02)
Total distributions	—	(2.54)	(1.68)	(1.04)	(1.24)	(0.31)
Net asset value, end of period	$19.31	$18.00	$16.41	$16.12	$17.57	$17.12

Total return[f]	7.28%	25.61%	12.21%	(2.10)%	9.86%	20.20%

Ratios to average net assets[g]
Expenses[h]	1.11%[i]	1.14%[i]	1.20%	1.16%	1.13%	1.21%[i]
Expenses incurred in connection with
securities sold short	0.05%	0.07%	0.11%	0.06%	0.02%	0.09%
Net investment income	5.46%[c]	2.63%	2.18%	2.60%	2.03%[d]	0.69%[e]

Supplemental data
Net assets, end of period (000’s)	$1,490,911	$1,371,789	$1,101,808	$1,093,539	$1,194,746	$1,101,463
Portfolio turnover rate	44.88%	63.41%	65.21%	107.25%	49.13%	37.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.54%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.67%.
eNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.03%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.76	$16.24	$15.96	$17.39	$16.97	$14.38
Income from investment operations[a]:
Net investment income[b]	0.43 [c]	0.35	0.25	0.33	0.23 [d]	—[e,f]
Net realized and unrealized gains (losses)	0.80	3.59	1.59	(0.85)	1.30	2.79
Total from investment operations	1.23	3.94	1.84	(0.52)	1.53	2.79
Less distributions from:
Net investment income	—	(0.39)	(0.26)	(0.34)	(0.27)	(0.18)
Net realized gains	—	(2.03)	(1.30)	(0.57)	(0.84)	(0.02)
Total distributions	—	(2.42)	(1.56)	(0.91)	(1.11)	(0.20)
Net asset value, end of period	$18.99	$17.76	$16.24	$15.96	$17.39	$16.97

Total return[g]	6.93%	24.74%	11.42%	(2.82)%	9.08%	19.39%

Ratios to average net assets[h]
Expenses[i]	1.81%[j]	1.84%[j]	1.90%	1.86%	1.83%	1.90%[j]
Expenses incurred in connection with
securities sold short	0.05%	0.07%	0.11%	0.06%	0.02%	0.09%
Net investment income	4.76%[c]	1.93%	1.48%	1.90%	1.33%[d]	—%[f,k]

Supplemental data
Net assets, end of period (000’s)	$431,943	$406,304	$333,908	$338,983	$392,134	$388,875
Portfolio turnover rate	44.88%	63.41%	65.21%	107.25%	49.13%	37.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.
eAmount rounds to less than $0.01 per share.
fNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of adjustment, the ratio of net investment income to average net assets would have been 0.34%.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
jBenefit of expense reduction rounds to less than 0.01%.
kRounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009 [a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.84	$16.33	$16.05	$17.50	$17.07	$14.64
Income from investment operations[b]:
Net investment income[c]	0.44 [d]	0.50	0.33	0.41	0.32 [e]	0.05
Net realized and unrealized gains (losses)	0.85	3.56	1.60	(0.85)	1.33	2.71
Total from investment operations	1.29	4.06	1.93	(0.44)	1.65	2.76
Less distributions from:
Net investment income	—	(0.52)	(0.35)	(0.44)	(0.38)	(0.31)
Net realized gains	—	(2.03)	(1.30)	(0.57)	(0.84)	(0.02)
Total distributions	—	(2.55)	(1.65)	(1.01)	(1.22)	(0.33)
Net asset value, end of period	$19.13	$17.84	$16.33	$16.05	$17.50	$17.07

Total return[f]	7.23%	25.34%	11.99%	(2.31)%	9.65%	18.89%

Ratios to average net assets[g]
Expenses[h]	1.31%[i]	1.34%[i]	1.40%	1.36%	1.33%	1.40%[i]
Expenses incurred in connection with
securities sold short	0.05%	0.07%	0.11%	0.06%	0.02%	0.09%
Net investment income	5.26%[d]	2.43%	1.98%	2.40%	1.83%[e]	0.50%

Supplemental data
Net assets, end of period (000’s)	$639	$853	$212	$193	$204	$99
Portfolio turnover rate	44.88%	63.41%	65.21%	107.25%	49.13%	37.10%

aFor the period May 1, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.34%.
eNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Period Ended
	June 30, 2014	December 31,
	(unaudited)	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.19	$18.16
Income from investment operations[b]:
Net investment income[c]	0.39 [d]	0.36
Net realized and unrealized gains (losses)	0.95	2.28
Total from investment operations	1.34	2.64
Less distributions from:
Net investment income	—	(0.58)
Net realized gains	—	(2.03)
Total distributions	—	(2.61)
Net asset value, end of period	$19.53	$18.19

Total return[e]	7.37%	14.83%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction[g]	0.74%	2.00%
Expenses net of waiver, payments by affiliates and expense reduction[g,h]	0.74%	0.77%
Expenses incurred in connection with securities sold short	0.05%	0.07%
Net investment income	5.83%[d]	3.00%

Supplemental data
Net assets, end of period (000’s)	$24,900	$5
Portfolio turnover rate	44.88%	63.41%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.91%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MUTUAL QUEST FUND

Statement of Investments, June 30, 2014 (unaudited)
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 62.9%
Aerospace & Defense 0.5%
[a]B/E Aerospace Inc.	United States	319,900	$29,587,551
Auto Components 0.3%
[a,b]International Automotive Components Group Brazil LLC	Brazil	2,363,058	376,837
[a,b,c]International Automotive Components Group North America, LLC	United States	18,661,349	17,220,319
			17,597,156
Automobiles 2.5%
General Motors Co.	United States	2,141,148	77,723,672
[a]General Motors Co., wts., 7/10/16	United States	1,895,215	50,431,671
[a]General Motors Co., wts., 7/10/19	United States	1,594,460	29,593,178
			157,748,521
Banks 4.6%
Barclays PLC	United Kingdom	11,430,800	41,624,501
BB&T Corp.	United States	434,627	17,137,342
BNP Paribas SA	France	530,700	36,007,675
CIT Group Inc.	United States	2,645,447	121,055,655
Guaranty Bancorp	United States	347,127	4,825,065
SunTrust Banks Inc.	United States	1,333,217	53,408,673
Wells Fargo & Co.	United States	436,834	22,959,995
			297,018,906
Capital Markets 0.6%
Credit Suisse Group AG	Switzerland	1,420,340	40,615,462
Chemicals 0.0%
[a,d,e]Dow Corning Corp., Contingent Distribution	United States	12,089,194	—
Communications Equipment 0.0%
[a,c,d,e]Sorenson Communications Inc., Contingent Distribution	United States	222,770,898	—
Consumer Finance 1.2%
[a]Ally Financial Inc.	United States	3,138,874	75,050,477
Diversified Consumer Services 0.2%
[a]Cengage Learning Holdings II LP	United States	310,021	10,928,240
Diversified Financial Services 0.4%
Capmark Financial Group Inc.	United States	4,885,536	23,206,296
Diversified Telecommunication Services 3.1%
[a,d,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	49,411,586	—
[a]Koninklijke KPN NV	Netherlands	30,468,670	111,031,071
TDC AS	Denmark	8,437,906	87,326,624
			198,357,695
Electric Utilities 1.1%
[a]EME Reorganizational Trust	United States	364,733,491	58,029,099
Entergy Corp.	United States	152,579	12,525,210
			70,554,309
Energy Equipment & Services 4.3%
Fugro NV, IDR	Netherlands	498,081	28,521,886
Rowan Cos. PLC	United States	2,291,950	73,181,963
Transocean Ltd.	United States	3,938,158	177,335,255
			279,039,104

franklintempleton.com		Semiannual Report | 19

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Health Care Equipment & Supplies 1.4%
Covidien PLC	United States	184,000	$16,593,120
Medtronic Inc.	United States	1,189,246	75,826,325
			92,419,445
Hotels, Restaurants & Leisure 0.8%
[a]Caesars Acquisition Co., A	United States	27,400	338,938
[a]Caesars Entertainment Corp.	United States	1,031,321	18,646,284
[a]Pinnacle Entertainment Inc.	United States	1,310,255	32,992,221
			51,977,443
Independent Power & Renewable Electricity Producers 1.5%
NRG Energy Inc.	United States	2,632,694	97,936,216
Insurance 6.3%
Ageas	Belgium	2,495,100	99,551,804
The Allstate Corp.	United States	846,692	49,717,754
American International Group Inc.	United States	446,436	24,366,477
[a,b]Olympus Re Holdings Ltd.	United States	97,300	—
RSA Insurance Group PLC	United Kingdom	15,458,075	125,593,427
White Mountains Insurance Group Ltd.	United States	171,770	104,511,739
			403,741,201
Media 7.5%
CBS Corp., B	United States	1,417,852	88,105,323
Comcast Corp., Special A	United States	763,114	40,696,870
[a]DIRECTV	United States	384,000	32,643,840
[a,b]Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	2,053,500
[a]New Media Investment Group Inc.	United States	1,226,145	17,300,906
RTL Group SA	Germany	760,342	84,787,971
Time Warner Cable Inc.	United States	213,950	31,514,835
[a]Tribune Co., A	United States	1,152,442	98,015,192
[a]Tribune Co., B	United States	706,604	60,096,670
Twenty-First Century Fox Inc., B	United States	679,900	23,272,977
			478,488,084
Metals & Mining 1.2%
Freeport-McMoRan Copper & Gold Inc., B	United States	1,772,547	64,697,965
[a]ThyssenKrupp AG	Germany	472,089	13,764,033
			78,461,998
Oil, Gas & Consumable Fuels 5.2%
Apache Corp.	United States	1,301,770	130,984,097
BP PLC	United Kingdom	5,208,387	45,890,938
China Shenhua Energy Co. Ltd., H	China	6,667,100	19,268,951
Royal Dutch Shell PLC, A	United Kingdom	3,163,621	131,012,397
Talisman Energy Inc.	Canada	803,776	8,520,026
			335,676,409
Personal Products 0.3%
Avon Products Inc.	United States	1,173,077	17,138,655

20 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 2.7%
AstraZeneca PLC	United Kingdom	460,439	$34,198,941
AstraZeneca PLC, ADR	United Kingdom	190,965	14,190,609
[a]Hospira Inc.	United States	829,454	42,609,052
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,614,771	84,646,296
			175,644,898
Real Estate Investment Trusts (REITs) 3.2%
Spirit Realty Capital Inc.	United States	17,879,165	203,107,314
Real Estate Management & Development 1.0%
[e]Canary Wharf Group PLC	United Kingdom	8,298,072	63,100,598
Semiconductors & Semiconductor Equipment 1.6%
Altera Corp.	United States	627,330	21,805,991
Samsung Electronics Co. Ltd.	South Korea	63,295	82,683,784
			104,489,775
Software 3.2%
Microsoft Corp.	United States	1,932,851	80,599,887
Symantec Corp.	United States	5,485,806	125,624,957
			206,224,844
Technology Hardware, Storage & Peripherals 0.8%
[a]Eastman Kodak Co.	United States	1,971,460	48,241,627
[a]Eastman Kodak Co., wts., 9/03/18	United States	38,301	361,561
[a]Eastman Kodak Co., wts., 9/03/18	United States	38,301	348,539
			48,951,727
Tobacco 5.0%
Altria Group Inc.	United States	1,865,460	78,237,392
British American Tobacco PLC	United Kingdom	1,633,818	97,237,558
Imperial Tobacco Group PLC	United Kingdom	2,408,078	108,374,496
Lorillard Inc.	United States	141,104	8,603,111
Philip Morris International Inc.	United States	298,690	25,182,554
			317,635,111
Wireless Telecommunication Services 2.4%
Vodafone Group PLC	United Kingdom	46,308,700	154,524,729
Total Common Stocks and Other Equity Interests
(Cost $3,167,118,503)			4,029,222,164
Preferred Stocks 3.1%
Automobiles 1.7%
Hyundai Motor Co., 2nd pfd.	South Korea	523,429	82,755,573
Volkswagen AG, pfd.	Germany	100,000	26,266,050
			109,021,623
Semiconductors & Semiconductor Equipment 1.4%
Samsung Electronics Co. Ltd., pfd.	South Korea	88,054	92,230,474
Total Preferred Stocks (Cost $177,602,505)			201,252,097

franklintempleton.com

Semiannual Report | 21

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate
Interests 20.1%
[f]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	56,062,200	$58,339,727
Avaya Inc.,
[f]senior note, 144A, 10.50%, 3/01/21	United States	44,681,000	41,441,628
[f]senior secured note, 144A, 7.00%, 4/01/19	United States	14,003,000	14,073,015
[g,h]Tranche B-3 Term Loan, 4.727%, 10/26/17	United States	21,215,754	20,825,532
[g,h]Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	5,174,427	5,188,269
Caesars Entertainment Operating Co. Inc.,
senior secured note, 11.25%, 6/01/17	United States	20,000,000	18,400,000
[g,h]Senior Tranche Term Loan, B5, first lien, 4.402%, 1/28/18	United States	7,586,000	7,021,268
[g,h]Senior Tranche Term Loan, B6, first lien, 5.402%, 1/28/18	United States	36,163,000	33,824,737
[g,h]Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%,
3/31/20	United States	1,939,140	1,966,813
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	37,367,000	39,982,690
[g,h]Tranche B Term Loan, 3.80%, 1/29/16	United States	676,455	672,436
[g,h]Tranche C Term Loan, 3.80%, 1/29/16	United States	97,200	96,326
[g,h]Tranche D Term Loan, 6.90%, 1/30/19	United States	45,389,937	45,282,136
[g,h]Tranche E Term Loan, 7.65%, 7/30/19	United States	14,586,689	14,648,478
[g,h]Eastman Kodak Co.,
First Lien Term Loan, 7.25%, 9/03/19	United States	14,697,540	14,951,558
[i]Second Lien Term Loan, 10.75%, 9/03/20	United States	50,486,000	51,463,762
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	6,340,000	7,821,975
senior note, 11.75%, 8/15/21	United States	27,008,000	32,139,520
[f]senior secured bond, 144A, 8.25%, 1/15/21	United States	4,588,000	5,046,800
[f,j]First Data Holdings Inc., 144A, PIK, 14.50%, 9/24/19	United States	17,388,311	18,779,376
GenOn Americas Generation LLC, senior bond,
8.50%, 10/01/21	United States	6,900,000	7,193,250
9.125%, 5/01/31	United States	81,930,000	84,592,725
[g,h]Harrah’s Operating Co. Inc., Senior Tranche Term Loan,
first lien, 9.75%, 3/01/17	United States	4,019,000	3,972,532
[g,h]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	29,570,604	29,911,198
Lee Enterprises Inc.,
[g,h]Second Lien Term Loan, 12.00%, 12/31/22	United States	27,750,000	30,022,031
[f]senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	74,255,000	79,638,487
[g,h]Moxie Liberty LLC, Construction B-1 Term Loan, 7.50%, 8/21/20	United States	42,552,000	43,722,180
[g,h]Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/18/20	United States	24,748,000	25,242,960
[g,h]New Media Holdings II LLC, first lien, 7.25%, 4/30/20	United States	115,000,000	113,099,050
NGPL PipeCo LLC,
[f]secured note, 144A, 7.119%, 12/15/17	United States	11,037,000	11,257,740
[f]senior secured note, 144A, 9.625%, 6/01/19	United States	16,383,000	18,021,300
[g,h]Term Loan B, 6.75%, 9/15/17	United States	935,296	932,666
[c]Sorenson Communications Inc.,
[g,h]Exit First Lien Term Loan, 8.00%, 4/30/20	United States	145,728,643	148,461,055
[f,j]secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	96,021,938	85,615,656
[c,f,j]Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.00%,
10/31/21	United States	72,976,673	66,071,839
Spirit Realty Capital Inc., cvt., senior note,
2.875%, 5/15/19	United States	45,000,000	45,097,785
3.75%, 5/15/21	United States	35,000,000	35,181,650

22 | Semiannual Report

franklintempleton.com

	FRANKLIN MUTUAL QUEST FUND
	STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
Toys R Us-Delaware Inc., 9/01/16,
[f,k]first lien, 144A, 7.375%	United States	24,256,000		$22,558,080
[g,h]Term Loan B1, 6.00%	United States	5,798,011		5,241,767
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $1,238,584,677)				1,287,799,997
Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization 4.6%
[b,l]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272		—
[l]Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	76,472,000		77,427,900
2.125%, 4/15/14	Canada	12,797,000		13,036,944
[l]Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	44,307,000		50,731,515
10.75%, 7/15/16	Canada	20,475,000		23,546,250
[l]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	20,544,000		10,117,920
[g,h]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
4.651%, 10/10/17	United States	101,650,473		84,369,893
[f,l]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	39,724,000		36,446,770
Total Corporate Bonds, Notes and Senior Floating
Rate Interests in Reorganization (Cost $284,125,444)				295,677,192

		Shares
Companies in Liquidation 3.3%
[a]Adelphia Recovery Trust	United States	38,254,708		382,547
[a,d]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	4,899,492		58,794
[a,d,e]Century Communications Corp., Contingent Distribution	United States	13,497,000		—
[a,b]FIM Coinvestor Holdings I, LLC	United States	16,133,491		—
[a,f,m]KGen Power Corp., 144A	United States	5,377,461		1,344,365
[a,n]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	454,066,643		208,303,073
[a,d,e]Tribune Litigation Trust, Contingent Distribution	United States	1,496,073		—
Total Companies in Liquidation (Cost $204,135,934)				210,088,779

		Principal
		Amount*
Asset-Backed Securities 0.5%
Diversified Financial Services 0.5%
Master Asset Vehicle, 2009-2,
[h]A2, FRN, 0.765%, 1/22/17	Canada	8,500,000	CAD	7,412,443
B, zero cpn., 7/15/56	Canada	29,000,000	CAD	24,745,652
Total Asset-Backed Securities (Cost $27,036,547)				32,158,095
Municipal Bonds (Cost $16,954,729) 0.2%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	18,174,000		16,010,203

		Number of
		Contracts
Options Purchased 0.1%
Calls — Exchange-Traded
Automobiles 0.1%
General Motors Co., January Strike Price $40, Expires 1/17/15	United States	20,000		2,000,000

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FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Number of
	Country	Contracts	Value
Options Purchased (continued)
Calls — Exchange-Traded (continued)
Hotels, Restaurants & Leisure 0.0%†
Caesars Entertainment Corp., January Strike Price $22.50, Expires 1/17/15	United States	500	$47,500
Media 0.0%†
Time Warner Cable Inc., January Strike Price $150, Expires 1/17/15	United States	3,000	1,980,000
Total Options Purchased (Cost $5,980,541)			4,027,500
Total Investments before Short Term Investments
(Cost $5,121,538,880)			6,076,236,027

		Principal
		Amount*
Short Term Investments 5.1%
U.S. Government and Agency Securities 5.0%
[o]FHLB, 7/01/14	United States	12,600,000	12,600,000
[o,p]U.S. Treasury Bills, 7/03/14 - 12/26/14	United States	311,300,000	311,268,667
Total U.S. Government and Agency Securities
(Cost $323,856,733)			323,868,667
Total Investments before Money Market Funds
(Cost $5,445,395,613)			6,400,104,694
		Shares
[q]Investments from Cash Collateral Received for
Loaned Securities (Cost $4,727,424) 0.1%
Money Market Funds 0.1%
[r]BNY Mellon Overnight Government Fund, 0.082%	United States	4,727,424	4,727,424
Total Investments (Cost $5,450,123,037) 99.9%			6,404,832,118
Options Written (0.1)%			(7,723,239)
Securities Sold Short (0.6)%			(36,002,322)
Other Assets, less Liabilities 0.8%			49,557,026
Net Assets 100.0%			$6,410,663,583

		Number of
		Contracts

[s]Options Written (0.1)%
Puts — Exchange-Traded
Aerospace & Defense (0.0)%†
B/E Aerospace Inc., October Strike Price $90, Expires 10/18/14	United States	2,500	$(987,500)
Automobiles (0.0)%†
General Motors Co., January Strike Price $32, Expires 1/17/15	United States	1,375	(141,625)
General Motors Co., January Strike Price $35, Expires 1/17/15	United States	3,015	(633,150)
			(774,775)
Hotels, Restaurants & Leisure (0.0)%†
Caesars Entertainment Corp., January Strike Price $12.50, Expires 1/17/15	United States	1,800	(166,500)
Caesars Entertainment Corp., September Strike Price $15, Expires 9/20/14	United States	875	(56,875)
			(223,375)
Media (0.1)%
CBS Corp., B, January Strike Price $55, Expires 1/17/15	United States	1,500	(322,500)
Time Warner Cable Inc., January Strike Price $140, Expires 1/17/15	United States	2,000	(1,280,000)
			(1,602,500)

24 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Number of
	Country	Contracts		Value

[s]Options Written (continued)
Puts — Exchange-Traded (continued)
Tobacco (0.0)%†
Lorillard Inc., January Strike Price $55, Expires 1/17/15	United States	2,896		$(787,712)
				(4,375,862)

	Counterparty
Puts — Over-the-Counter
Banks (0.0)%†
Barclays PLC, December Strike Price 2.40 GBP, Expires 12/19/14	MSCS	5,973	GBP	(3,347,377)
Total Options Written (Premiums Received $9,436,209)				$(7,723,239)

	Country	Shares
[t]Securities Sold Short (0.6)%
Common Stocks (Proceeds $5,270,013) (0.1)%
Diversified Telecommunication Services (0.1)%
AT&T Inc.	United States	150,000		$(5,304,000)

		Principal
		Amount*
Corporate Notes (Proceeds $28,468,678) (0.5)%
NRG Energy Inc., senior note, 7.875%, 5/15/21	United States	20,000,000		(22,275,000)
Vulcan Materials Co., senior note,
6.50%, 12/01/16	United States	3,565,000		(3,968,291)
7.00%, 6/15/18	United States	3,853,000		(4,455,031)
				(30,698,322)
Total Securities Sold Short (Proceeds $33,738,691)				$(36,002,322)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt June 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2014, the aggregate value of these securities was $63,100,598, representing 0.98% of net assets.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At June 30, 2014, the aggregate value of these securities was $458,634,783, representing 7.15% of net assets.
gSee Note 1(h) regarding senior floating rate interests.
hThe coupon rate shown represents the rate at period end.
iA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
jIncome may be received in additional securities and/or cash.
kA portion or all of the security is on loan at June 30, 2014. See Note 1(g).
lSee Note 8 regarding credit risk and defaulted securities.
mSee Note 11 regarding holdings of 5% voting securities.
nBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
oThe security is traded on a discount basis with no stated coupon rate.
pSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures, forward and written options contracts. At June 30, 2014, the aggregate value of these securities and/or cash pledged as collateral was $90,832,056, representing 1.42% of net assets.
qSee Note 1(g) regarding securities on loan.
rThe rate shown is the annualized seven-day yield at period end.
sSee Note 1(d) regarding written options.
tSee Note 1(f) regarding securities sold short.

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Semiannual Report | 25

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2014, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	13	$1,834,138	9/15/14	$—	$(14,034)
EUR/USD		Short	876	149,993,100	9/15/14	—	(1,620,510)
GBP/USD		Short	1,094	116,887,062	9/15/14	—	(2,105,863)
Unrealized appreciation (depreciation)						—	(3,740,407)
Net unrealized appreciation (depreciation)							$(3,740,407)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	BANT	Buy	36,128,589	$49,635,007	7/17/14	$—	$(155,284)
Euro	BANT	Sell	19,360,200	26,330,555	7/17/14	195	(184,303)
Euro	BBU	Buy	15,144,266	21,000,666	7/17/14	—	(259,915)
Euro	BBU	Sell	12,100,890	16,387,709	7/17/14	—	(185,003)
Euro	HSBC	Sell	6,785,650	9,305,329	7/17/14	20,452	(8,375)
Euro	SCBT	Buy	837,646	1,150,783	7/17/14	—	(3,589)
Euro	SCBT	Sell	13,500,716	18,360,974	7/17/14	—	(128,862)
Euro	SSBT	Sell	363,045	497,034	7/17/14	—	(172)
British Pound	BANT	Sell	32,221,934	52,775,358	7/21/14	—	(2,353,085)
British Pound	BBU	Buy	13,820,000	23,242,435	7/21/14	402,176	—
British Pound	BBU	Sell	45,176,910	73,745,699	7/21/14	—	(3,547,386)
British Pound	BONY	Buy	3,654,471	6,078,518	7/21/14	173,909	—
British Pound	HSBC	Buy	1,349,343	2,242,149	7/21/14	66,439	—
British Pound	HSBC	Sell	9,954,796	16,335,821	7/21/14	—	(695,820)
British Pound	SCBT	Buy	5,847,154	9,727,442	7/21/14	276,442	—
British Pound	SCBT	Sell	1,729,177	2,895,970	7/21/14	—	(62,475)
British Pound	SSBT	Buy	6,746,716	11,221,071	7/21/14	321,872	—
South Korean Won	BANT	Buy	14,940,857,502	14,426,484	8/12/14	312,474	—
South Korean Won	BANT	Sell 106,418,087,465		99,361,025	8/12/14	—	(5,619,011)
South Korean Won	FBCO	Buy	6,996,142,423	6,792,395	8/12/14	109,207	—
South Korean Won	FBCO	Sell	85,671,868,498	79,864,210	8/12/14	—	(4,649,955)
South Korean Won	HSBC	Buy	10,014,510,690	9,748,500	8/12/14	130,682	—
South Korean Won	HSBC	Sell	94,304,521,652	89,073,605	8/12/14	—	(3,956,559)
Swiss Franc	BANT	Buy	10,069,292	11,293,323	8/12/14	64,922	—
Swiss Franc	BANT	Sell	16,581,260	18,541,340	8/12/14	—	(162,460)
Swiss Franc	BBU	Sell	1,757,000	1,992,776	8/12/14	14,272	(3,406)
Swiss Franc	BONY	Buy	1,951,416	2,199,870	8/12/14	1,344	—
Swiss Franc	BONY	Sell	756,631	864,415	8/12/14	10,929	—
Swiss Franc	FBCO	Buy	125,634	140,694	8/12/14	1,023	—
Swiss Franc	DBFX	Buy	155,300	173,627	8/12/14	1,553	—
Swiss Franc	DBFX	Sell	1,627,000	1,834,865	8/12/14	—	(405)
Swiss Franc	SSBT	Buy	212,258	237,773	8/12/14	1,656	—
Swiss Franc	SSBT	Sell	972,800	1,091,457	8/12/14	—	(5,869)
Danish Krone	BANT	Buy	15,419,176	2,878,333	8/14/14	—	(45,672)
Danish Krone	BANT	Sell	52,414,709	9,669,354	8/14/14	62,054	(21,820)
Danish Krone	BBU	Buy	12,420,720	2,309,516	8/14/14	—	(27,702)
Danish Krone	BBU	Sell	436,685,012	79,612,882	8/14/14	2,750	(613,383)
Danish Krone	BONY	Buy	6,390,924	1,188,766	8/14/14	—	(14,688)

26 | Semiannual Report

franklintempleton.com

					FRANKLIN MUTUAL QUEST FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Danish Krone	BONY	Sell	2,699,903	$497,829	8/14/14	$1,830	$—
Danish Krone	SSBT	Sell	14,356,533	2,631,060	8/14/14	844	(7,226)
British Pound	BANT	Buy	12,403,626	20,975,501	8/19/14	240,854	—
British Pound	BANT	Sell	34,719,087	58,443,578	8/19/14	—	(943,290)
British Pound	BBU	Buy	3,813,876	6,329,318	8/19/14	194,303	—
British Pound	BBU	Sell	35,927,989	60,004,348	8/19/14	—	(1,450,342)
British Pound	HSBC	Buy	2,445,426	4,105,117	8/19/14	77,775	—
British Pound	HSBC	Sell	25,594,950	42,763,835	8/19/14	—	(1,016,231)
British Pound	SCBT	Buy	733,289	1,232,860	8/19/14	21,428	—
British Pound	SSBT	Buy	2,445,425	4,105,010	8/19/14	77,880	—
British Pound	SSBT	Sell	5,572,906	9,346,324	8/19/14	—	(186,111)
Euro	BANT	Buy	13,634,447	18,684,460	8/29/14	3,242	(12,068)
Euro	BANT	Sell	42,710,936	58,434,112	8/29/14	—	(68,721)
Euro	BBU	Buy	30,819,201	42,274,545	8/29/14	2,103	(62,387)
Euro	BBU	Sell	42,711,345	58,392,388	8/29/14	—	(111,006)
Euro	BONY	Buy	1,707,058	2,337,368	8/29/14	2,014	(1,158)
Euro	HSBC	Buy	4,630,329	6,341,651	8/29/14	1,841	(1,150)
Euro	SCBT	Buy	2,368,665	3,242,420	8/29/14	2,322	(289)
Euro	SSBT	Buy	1,482,738	2,029,751	8/29/14	1,866	(653)
Canadian Dollar	BBU	Sell	30,213,799	27,163,354	9/18/14	—	(1,111,232)
Canadian Dollar	SCBT	Sell	157,972	143,561	9/18/14	—	(4,272)
Euro	BANT	Sell	37,530,495	51,878,403	10/16/14	460,448	—
Euro	BBU	Sell	38,697,123	53,484,506	10/16/14	468,234	—
Euro	DBFX	Buy	1,319,697	1,794,966	10/16/14	13,060	—
Euro	HSBC	Buy	1,157,736	1,573,074	10/16/14	13,061	—
Euro	SCBT	Sell	2,500,000	3,410,175	10/16/14	—	(14,903)
British Pound	BANT	Buy	9,112,100	15,330,379	10/22/14	245,970	—
British Pound	BANT	Sell	40,292,730	67,603,142	10/22/14	—	(1,273,807)
British Pound	BBU	Buy	5,160,000	8,679,791	10/22/14	140,784	—
British Pound	BBU	Sell	5,371,799	9,112,413	10/22/14	—	(70,214)
British Pound	SCBT	Buy	5,612,413	9,465,727	10/22/14	128,208	—
British Pound	SCBT	Sell	2,458,131	4,189,196	10/22/14	—	(12,767)
British Pound	SSBT	Sell	57,114,730	95,981,727	10/22/14	—	(1,650,983)
Euro	BANT	Sell	19,074,020	26,033,379	11/17/14	16,725	(119,147)
Euro	BBU	Sell	21,637,561	29,633,556	11/17/14	23,174	(38,061)
Euro	BONY	Sell	303,968	414,318	11/17/14	—	(2,188)
Euro	DBFX	Sell	3,129,640	4,268,082	11/17/14	—	(20,246)
Euro	HSBC	Sell	11,161,098	15,205,063	11/17/14	2,419	(90,629)
Euro	SCBT	Sell	1,400,000	1,907,038	11/17/14	—	(11,284)
Euro	SSBT	Sell	3,849,202	5,235,654	11/17/14	—	(38,639)
British Pound	BANT	Sell	38,682,993	65,026,111	11/21/14	—	(1,075,848)
British Pound	SSBT	Sell	34,290,298	57,641,991	11/21/14	—	(953,679)
Unrealized appreciation (depreciation)						4,114,736	(33,053,730)
Net unrealized appreciation (depreciation)							$(28,938,994)

aMay be comprised of multiple contracts using the same currency and settlement date. See Abbreviations on page 45.

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FRANKLIN MUTUAL QUEST FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,450,123,037
Cost - Non-controlled affiliated issuers (Note 11)	—
Total cost of investments	$5,450,123,037
Value - Unaffiliated issuers	$6,403,487,753
Value - Non-controlled affiliated issuers (Note 11)	1,344,365
Total value of investments (includes securities loaned in the amount of $4,579,692)	6,404,832,118
Cash	5,080,552
Restricted Cash (Note 1e)	280,000
Receivables:
Investment securities sold	80,560,657
Capital shares sold	6,949,173
Dividends and interest	29,146,106
Due from brokers	37,407,161
Unrealized appreciation on forward exchange contracts	4,114,736
Other assets	2,749
Total assets	6,568,373,252
Liabilities:
Payables:
Investment securities purchased	64,016,274
Capital shares redeemed	4,600,991
Management fees	3,114,275
Administrative fees	399,113
Distribution fees	1,446,687
Transfer agent fees	645,636
Trustees’ fees and expenses	237,433
Variation margin	1,120,325
Options written, at value (premiums received $9,436,209)	7,723,239
Securities sold short, at value (proceeds $33,738,691)	36,002,322
Payable upon return of securities loaned	4,727,424
Due to brokers	280,000
Unrealized depreciation on forward exchange contracts	33,053,730
Accrued expenses and other liabilities	342,220
Total liabilities	157,709,669
Net assets, at value	$6,410,663,583
Net assets consist of:
Paid-in capital	$4,939,931,720
Undistributed net investment income	165,363,973
Net unrealized appreciation (depreciation)	921,650,695
Accumulated net realized gain (loss)	383,717,195
Net assets, at value	$6,410,663,583

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2014 (unaudited)

Class Z:
Net assets, at value	$4,462,269,251
Shares outstanding	228,425,094
Net asset value and maximum offering price per share	$19.53
Class A:
Net assets, at value	$1,490,911,161
Shares outstanding	77,212,525
Net asset value per share[a]	$19.31
Maximum offering price per share (net asset value per share ÷ 94.25%)	$20.49
Class C:
Net assets, at value	$431,943,449
Shares outstanding	22,746,604
Net asset value and maximum offering price per share[a]	$18.99
Class R:
Net assets, at value	$639,314
Shares outstanding	33,428
Net asset value and maximum offering price per share	$19.13
Class R6:
Net assets, at value	$24,900,408
Shares outstanding	1,275,135
Net asset value and maximum offering price per share	$19.53

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2014 (unaudited)

Investment income:
Dividends	$154,305,003
Interest	45,837,868
Income from securities loaned	23,036
Total investment income	200,165,907
Expenses:
Management fees (Note 3a)	18,115,423
Administrative fees (Note 3b)	2,319,003
Distribution fees: (Note 3c)
Class A	2,101,973
Class C	2,047,980
Class R	2,008
Transfer agent fees: (Note 3e)
Class Z	1,568,555
Class A	514,750
Class C	150,461
Class R	295
Class R6	80
Custodian fees (Note 4)	104,654
Reports to shareholders	145,977
Registration and filing fees	77,859
Professional fees	119,814
Trustees’ fees and expenses	71,586
Dividends and interest on securities sold short	1,427,801
Other	46,823
Total expenses	28,815,042
Expense reductions (Note 4)	(89)
Net expenses	28,814,953
Net investment income	171,350,954
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	411,930,621
Non-controlled affiliated issuers (Note 11)	627,466
Written options	7,439,300
Foreign currency transactions	(35,517,677)
Futures contracts	(622,181)
Securities sold short	(2,252,064)
Net realized gain (loss)	381,605,465
Net change in unrealized appreciation (depreciation) on:
Investments	(115,142,854)
Translation of other assets and liabilities denominated in foreign currencies	4,278,511
Net change in unrealized appreciation (depreciation)	(110,864,343)
Net realized and unrealized gain (loss)	270,741,122
Net increase (decrease) in net assets resulting from operations	$442,092,076

30 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MUTUAL QUEST FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$171,350,954	$156,112,098
Net realized gain (loss) from investments, written options, foreign currency transactions,
futures contracts and securities sold short	381,605,465	483,018,738
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	(110,864,343)	630,665,489
Net increase (decrease) in net assets resulting from operations	442,092,076	1,269,796,325
Distributions to shareholders from:
Net investment income:
Class Z	—	(119,200,085)
Class A	—	(34,924,178)
Class C	—	(7,984,041)
Class R	—	(20,663)
Class R6	—	(159)
Net realized gains:
Class Z	—	(429,707,917)
Class A	—	(138,766,536)
Class C	—	(41,877,771)
Class R	—	(71,953)
Class R6	—	(560)
Total distributions to shareholders	—	(772,553,863)
Capital share transactions: (Note 2)
Class Z	(120,487,580)	329,356,966
Class A	18,089,889	162,496,969
Class B	—	(990,999)
Class C	(2,322,971)	41,284,507
Class R	(261,458)	651,940
Class R6	23,774,954	5,000
Total capital share transactions	(81,207,166)	532,804,383
Net increase (decrease) in net assets	360,884,910	1,030,046,845
Net assets:
Beginning of period	6,049,778,673	5,019,731,828
End of period	$6,410,663,583	$6,049,778,673
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$165,363,973	$(5,986,981)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 31

FRANKLIN MUTUAL QUEST FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds, and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, the Mutual Quest Fund was renamed the Franklin Mutual Quest Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC

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primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2014, the Fund had OTC derivatives in a net liability position of $30,209,108 and the aggregate value of collateral pledged for such contracts was $23,362,969.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At June 30, 2014, the Fund received $128,113 in U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

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e. Restricted Cash

At June 30, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	7,586,698	$140,325,317	11,698,858	$217,333,009
Shares issued in reinvestment of distributions	—	—	29,082,475	524,878,902
Shares redeemed	(14,074,832)	(260,812,897)	(22,293,224)	(412,854,945)
Net increase (decrease)	(6,488,134)	$(120,487,580)	18,488,109	$329,356,966

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	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013[a]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	6,859,810	$126,191,969	12,521,572	$230,284,598
Shares issued in reinvestment of distributions	—	—	9,440,266	168,652,419
Shares redeemed	(5,870,411)	(108,102,080)	(12,865,192)	(236,440,048)
Net increase (decrease)	989,399	$18,089,889	9,096,646	$162,496,969
Class B Shares[b]:
Shares sold			619	$10,718
Shares redeemed			(58,326)	(1,001,717)
Net increase (decrease)			(57,707)	$(990,999)
Class C Shares:
Shares sold	1,364,434	$24,720,002	2,814,368	$51,317,041
Shares issued in reinvestment of distributions	—	—	2,705,655	47,704,834
Shares redeemed	(1,494,702)	(27,042,973)	(3,207,256)	(57,737,368)
Net increase (decrease)	(130,268)	$(2,322,971)	2,312,767	$41,284,507
Class R Shares:
Shares sold	47,946	$875,416	33,864	$637,240
Shares issued in reinvestment of distributions	—	—	5,249	92,616
Shares redeemed	(62,313)	(1,136,874)	(4,282)	(77,916)
Net increase (decrease)	(14,367)	$(261,458)	34,831	$651,940
Class R6 Shares:
Shares sold	1,343,343	$25,100,573	275	$5,000
Shares redeemed	(68,483)	(1,325,619)	—	—
Net increase (decrease)	1,274,860	$23,774,954	275	$5,000

[a]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.
[b]Effective March 22, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund paid an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $7 billion
0.550%	Over $7 billion, up to and including $10 billion
0.540%	In excess of $10 billion

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

On May 15, 2014, the Board approved the proposal to combine the Fund’s investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement will be effective on July 1, 2014.

Effective July 1, 2014, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

b. Administrative Fees

The Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

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d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$364,206
CDSC retained	$8,969

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2014, the Fund paid transfer agent fees of $2,234,141, of which $1,247,923 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015. There were no Class R6 transfer agent fees waived during the period ended June 30, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2014	$230,934
[b]Decrease in projected benefit obligation	$(4,293)
Benefit payments made to retired trustees	$(3,240)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the Fund deferred post-October capital losses of $9,371,000.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,461,113,204

Unrealized appreciation	$1,068,682,881
Unrealized depreciation	(124,963,967)
Net unrealized appreciation (depreciation)	$943,718,914

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles and wash sales.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2014, aggregated $2,717,412,967 and $2,615,195,639, respectively.

Transactions in options written during the period ended June 30, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2013	15,000	$5,365,918
Options written	76,699	24,704,480
Options expired	(3,000)	(329,287)
Options exercised	(5,700)	(4,643,896)
Options closed	(61,065)	(15,661,006)
Options outstanding at June 30, 2014	21,934	$9,436,209

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $211,307,299, representing 3.30% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/		Acquisition
Warrants	Issuer	Dates	Cost	Value
9,272	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$9,272	$—
16,133,491	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,363,058	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,569,318	376,837
18,661,349	International Automotive Components Group North America, LLC	1/02/06 - 3/18/13	15,279,344	17,220,319
1,110,000	[a]Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	2,053,500
97,300	Olympus Re Holdings Ltd.	12/19/01	9,115,166	—
	Total Restricted Securities (Value is 0.31% of Net Assets)		$27,463,126	$19,650,656

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $109,660,518 as of June 30, 2014.

10. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on forward	$4,114,736	Unrealized depreciation on forward	$36,794,137	[a]
	exchange contracts		exchange contracts / Net assets
			consist of – net unrealized
			appreciation (depreciation)
Equity contracts	Investments, at value	4,027,500	Options written, at value	7,723,239

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and	$(36,387,380)	$4,278,943
	futures contracts / Net change in unrealized appreciation
	(depreciation) on translation of other assets and
	liabilities denominated in foreign currencies
Equity contracts	Net realized gain (loss) from investments and written options / Net	4,818,580	(1,404,641)
change in unrealized appreciation (depreciation) on investments

For the period ended June 30, 2014, the average month end fair value of derivatives represented 0.67% of average month end net assets. The average month end number of open derivative contracts for the period was 205.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at End	at End	Investment	Capital
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
Imagine Group Holdings Ltd.	350,236	—	(350,236)	—	$—	$—	$(1,147,096)
KGen Power Corp., 144A	5,377,461	—	—	5,377,461	1,344,365	—	1,774,562
Total Affiliated Securities (Value is 0.02% of Net Assets)					$1,344,365	$—	$627,466

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$17,597,156		$17,597,156
Media	476,434,584	—	2,053,500		478,488,084
Real Estate Management & Development	—	—	63,100,598		63,100,598
All Other Equity Investments[b]	3,671,288,423	—	—[c]		3,671,288,423
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	1,287,799,997	—		1,287,799,997
Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization	—	295,677,192	—[c]		295,677,192
Companies in Liquidation	382,547	208,361,867	1,344,365	[c]	210,088,779
Asset-Backed Securities	—	32,158,095	—		32,158,095
Municipal Bonds	—	16,010,203	—		16,010,203
Options Purchased	4,027,500	—	—		4,027,500
Short Term Investments	311,268,667	17,327,424	—		328,596,091
Total Investments in Securities	$4,463,401,721	$1,857,334,778	$84,095,619		$6,404,832,118
Other Financial Instruments
Forward Exchange Contracts	$—	$4,114,736	$—		$4,114,736
Liabilities:
Other Financial Instruments
Options Written	$4,375,862	$3,347,377	$—		$7,723,239
Securities Sold Short	5,304,000	30,698,322	—		36,002,322
Futures Contracts	3,740,407	—	—		3,740,407
Forward Exchange Contracts	—	33,053,730	—		33,053,730
Total Other Financial Instruments	$13,420,269	$67,099,429	$—		$80,519,698

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2014.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2014, the reconciliation of assets is as follows:

												Net Change
												in Unrealized
								Net	Net			Appreciation
	Balance at				Transfers	Transfers		Realized	Unrealized	Balance		(Depreciation)
	Beginning				Into	Out of	Cost Basis	Gain	Gain	at End		on Assets Held
	of Period		Purchases	Sales	Level 3[a]	Level 3[b] Adjustments		(Loss)	(Loss)	of Period		at Period End
Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$11,019,335		$—	$—	$—	$—	$—	$—	$6,577,821	$17,597,156		$6,577,821
Insurance	2,558,824	[d]	—	(2,439,846)	—	—	—	(1,147,096)	1,028,118	—[d]		—
Leisure Equipment &
Products	28,675,515		—	—	—	(24,340,860)	—	—	(4,334,655)	—		—
Media	—		—	—	1,490,026	—	—	—	563,474	2,053,500		563,474
Real Estate Management &
Development	42,884,142		—	—	—	—	—	—	20,216,456	63,100,598		20,216,456
Companies in Liquidation	—[d]		—	—	1,344,365	—	—	1,774,562	(1,774,562)	1,344,365	[d]	(1,774,562)
Total	$85,137,816		$—	$(2,439,846) $2,834,391		$(24,340,860)	$—	$627,466	$22,276,652	$84,095,619		$25,583,189

aThe investments were transferred into level 3 as a result of their value being determined using a significant unobservable input. bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input. cIncludes common stocks as well as other equity investments. dIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2014, are as follows:

						Impact to Fair
	Fair Value at	Valuation				Value if Input
Description	End of Period	Technique	Unobservable Inputs	Amount		Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components	$17,220,319	Market	Discount for lack of marketability	10%		Decrease[b]
		comparables	EV / EBITDA multiple	4.1	x	Increase[b]
Real Estate Management &
Development.	63,100,598	Market	Discount for lack of marketability	8%		Decrease[b]
comparables

All Other Investments[c]	3,774,702
Total	$84,095,619

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List
EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

14. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CAD	Canadian Dollar	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	CHF	Swiss Franc	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	EUR	Euro	FRN	Floating Rate Note
DBFX	Deutsche Bank AG	GBP British Pound		GO	General Obligation
FBCO	Credit Suisse Group AG	USD	United States Dollar	IDR	International Depositary Receipt
HSBC	HSBC Bank USA, N.A.			PIK	Payment-In-Kind
MSCS	Morgan Stanley Capital Services, LLC
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 15, 2014, unanimously approved the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees held three meetings dedicated to the approval process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the approval process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the approval process relating to compliance with the Fund’s investment policies and restrictions. During the approval process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the approval process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors

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considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENTAND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s substantial efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2013. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2013, and had annualized

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SHAREHOLDER INFORMATION

total returns for the three- and five-year periods in the second-best and lowest performing quintile, respectively. The Trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2013, was in the best performing quintile and exceeded 8%, as shown in the Lipper Section 15(c) Report. The Board discussed with management the reasons for the relative underperformance for the five-year period ended December 31, 2013. While noting such discussions, the Board, overall, was satisfied with such comparative performance, particularly in light of the strong overall risk-adjusted performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses were also in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2013, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as

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the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

In addition to the investment management services provided to the Fund under its investment management agreement, administrative services had been historically provided to the Fund under a separate agreement. At the May 15, 2014, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fees, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Mutual Quest Fund
(formerly, Mutual Quest Fund)

Investment Manager
Franklin Mutual Advisers, LLC

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Franklin Templeton Distributors, Inc.
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franklintempleton.com

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(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

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© 2014 Franklin Templeton Investments. All rights reserved.	475 S 08/14

Semiannual Report
and Shareholder Letter
June 30, 2014

Franklin Mutual Shares Fund

(formerly, Mutual Shares Fund)

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise —from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter		1
Semiannual Report
Franklin Mutual Shares Fund		4
Performance Summary		9
Your Fund’s Expenses		12
Financial Highlights and
Statement of Investments		14
Financial Statements		27
Notes to Financial Statements		31
Shareholder Information		45

Average Annual Total Return
Class Z		6/30/14
1-Year	+	22.99%
5-Year	+	16.35%
10-Year	+	7.57%

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

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Semiannual Report

Franklin Mutual Shares Fund

(formerly, Mutual Shares Fund)

We are pleased to bring you Franklin Mutual Shares Fund’s semiannual report for the period ended June 30, 2014.

Your Fund’s Goals and Main Investments

Franklin Mutual Shares Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

Franklin Mutual Shares Fund – Class Z delivered a cumulative total return of +8.01% for the six months ended June 30, 2014. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +7.14% total return.1, 2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The U.S. economy showed some signs of recovery during the six-month period ended June 30, 2014, despite a first-quarter contraction in gross domestic product. Manufacturing activity expanded, and the unemployment rate declined to 6.1% in June 2014 from 6.7% in December 2013.3 Except for a sharp increase in March, retail sales rose at a modest pace that missed consensus expectations. The housing market had some weather-related weakness early in 2014, but home sales picked up in the spring and home prices were higher than a year ago.

*Weightings may be negative or may not total 100% due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. S&P 500: Copyright © 2014, S&P Dow Jones Indices LLC. All rights reserved. Reproduction of S&P U.S. Index data in any form is prohibited except with the prior written permission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING,
BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of S&P U.S. Index data.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on earlier largely positive economic and employment data. Although economic data in early 2014 were soft, Fed Chair Janet Yellen kept the pace of asset-purchase tapering intact while adopting a more qualitative approach to rate-hike guidance. However, the Fed pledged to keep interest rates low for a considerable time after the asset-purchase program ends, depending on inflation and employment trends. In June, the Fed lowered projections for near- and long-term economic growth even as it maintained the pace of tapering.

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets recorded continued growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. In emerging markets, some central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The U.K. economy grew relatively well in the first half of 2014, supported by the services and manufacturing sectors. In the second quarter, a preliminary estimate registered expansion at precrisis levels. The Japanese economy grew strongly during the first quarter of 2014 as consumption rose ahead of a sales tax increase in April. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the sales tax increase. Japan’s growth weakened, however, in the second quarter. Although out of recession, the eurozone experienced deflationary risks and weak employment trends. The region’s first-quarter economic growth was softer than many observers had expected. In the second quarter, concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. Toward period-end, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices rose during the period, and oil prices increased amid supply concerns related to geopolitical tensions. The U.S. dollar was relatively flat compared to most currencies.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/14
% of Total
Net Assets
Insurance	8.7%
Oil, Gas & Consumable Fuels	8.6%
Media	7.5%
Pharmaceuticals	7.2%
Banks	7.2%
Tobacco	5.3%
Software	4.0%
Food & Staples Retailing	3.9%
Technology Hardware, Storage & Peripherals	3.4%
Health Care Equipment & Supplies	3.0%

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

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FRANKLIN MUTUAL SHARES FUND

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Many Fund holdings increased in value during the six-month period. Top contributors to performance included Teva Pharmaceutical Industries, technology leader Apple and energy services firm Baker Hughes.

Shares of Israel-based Teva Pharmaceutical Industries rose notably in the first quarter of 2014, supported by positive developments related to the company’s most profitable drug, Copaxone, which is used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s patent appeal, which could lead to potential delays in generic competition for Copaxone. In addition, the U.S. Food and Drug Administration had delays approving a generic for Copaxone while Teva has done a good job converting more patients to its new formulation of the drug. This should help the company retain a higher portion of revenues and cash flows from this highly profitable product. Also supporting the share price was the announcement of a new chief executive officer (CEO), who the market believed could successfully execute on Teva’s cost-cutting restructuring program. Despite Teva’s recent positive performance, at period-end, we still believed its shares had further upside potential. Our analysis suggested opportunities remained for margin expansion through restructuring efforts, especially in Teva’s generics division. We also believed that investors were not attaching appropriate value to its research and development investments.

In April, Apple reported quarterly results that beat consensus estimates, driven by its strong iPhone business. In addition, the company announced a trio of shareholder-friendly actions. Apple’s board of directors authorized an increase in the company’s share repurchase program to $90 billion from $60 billion while maintaining the December 2015 end date. The Board also approved an approximately 8% dividend increase and announced a 7-for-1 stock split that went into effect in early June.

Shares of Baker Hughes appreciated as U.S. oil shale drilling remained strong, natural gas prices jumped and customers’ international activity remained steady. In late January, management reiterated an upbeat message about progress in improving profitability in the company’s North American business. Baker Hughes reported better-than-expected quarterly results in April as margins benefited from improved efficiency and the resumption of activity in Iraq. At period-end, we believed the company could likely benefit further from internal restructuring actions and a renewed focus on capital allocation.

During the period under review, some of the Fund’s investments negatively affected performance. These included mobile telecommunications company Vodafone Group, automaker General Motors (GM) and diversified financial services firm Citigroup.

In May, U.K.-based Vodafone Group reported fiscal fourth-quarter results (the company has a March 31 fiscal year-end) as earnings fell short of expectations and capital spending increased significantly, following Vodafone’s strategic decision to significantly upgrade its network to offer a differentiated level of service. The company believed that consumers would be willing to pay a premium for network quality as data usage increases. We agreed with this position; however, in the near term, earnings were likely to be under pressure. With the possibility of a merger with AT&T on hold, we believed the primary near-term catalysts were potential market consolidation in Europe, disposals of non-core assets and the resolution of a tax dispute with India’s government, which could pave the way for an initial public offering of Vodafone’s India business.

GM issued an ongoing series of recalls for vehicles sold in North America due to potential problems with unexpected engine shutdowns. In February, the company reported quarterly results that fell short of consensus expectations, although the miss resulted largely from a one-time restructuring charge. The quarterly results reported in February and then in April showed continued improvement in Europe, and we believed the company has executed well on its European restructuring and ongoing launches of its pick-up trucks and sport utility vehicles. Additionally, we were encouraged by how GM’s new CEO, Mary Barra, has handled the recall-related concerns so far.

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Citigroup announced disappointing fiscal fourth-quarter 2013 results in January reflecting weak revenue and higher expenses. Citigroup’s shares came under pressure again in March after it failed the Fed’s latest annual bank stress test, prohibiting Citigroup from repurchasing shares or increasing its dividend for 12 months. During the review period, political and economic events in emerging markets weighed on the stock price as Citigroup had more emerging markets exposure than other U.S. banks, although exposure to particularly troubled areas such as Ukraine, Thailand and Turkey was relatively limited. Despite the company’s recent difficulties, we believed our investment thesis of modest top-line growth, positive operating leverage, the disposition of non-core assets and return of excess capital to shareholders remained intact.

Top 10 Equity Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	2.7%
Software, U.S.
Apple Inc.	2.6%
Technology Hardware, Storage & Peripherals, U.S.
Medtronic Inc.	2.5%
Health Care Equipment & Supplies, U.S.
Merck & Co. Inc.	2.5%
Pharmaceuticals, U.S.
White Mountains Insurance Group Ltd.	2.3%
Insurance, U.S.
Teva Pharmaceutical Industries Ltd., ADR	1.9%
Pharmaceuticals, Israel
Cigna Corp.	1.8%
Health Care Providers & Services, U.S.
PNC Financial Services Group Inc.	1.8%
Banks, U.S.
Royal Dutch Shell PLC, A	1.8%
Oil, Gas & Consumable Fuels, U.K.
Twenty-First Century Fox Inc., B	1.7%
Media, U.S.

During the period, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, also called a “currency forward,” is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Peter Langerman has been portfolio manager for Franklin Mutual Shares Fund (formerly, Mutual Shares Fund) since 2005. He has been portfolio manager of Franklin Mutual Global Discovery Fund (formerly, Mutual Global Discovery Fund) since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Franklin Mutual Shares Fund (formerly, Mutual Shares Fund) since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Franklin Mutual Shares Fund (formerly, Mutual Shares Fund) since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund’s former manager.

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Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/14	12/31/13		Change
Z (MUTHX)	$30.61	$28.34	+$	2.27
A (TESIX)	$30.33	$28.12	+$	2.21
C (TEMTX)	$29.96	$27.88	+$	2.08
R (TESRX)	$30.15	$27.98	+$	2.17
R6 (n/a)	$30.62	$28.33	+$	2.29

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FRANKLIN MUTUAL SHARES FUND
PERFORMANCE SUMMARY

Performance as of 6/30/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]	Operating Expenses[4]
Z						0.79%
6-Month	+	8.01%	+	8.01%	$10,801
1-Year	+	22.99%	+	22.99%	$12,299
5-Year	+	113.26%	+	16.35%	$21,326
10-Year	+	107.47%	+	7.57%	$20,747
A						1.09%
6-Month	+	7.86%	+	1.64%	$10,164
1-Year	+	22.61%	+	15.56%	$11,556
5-Year	+	110.12%	+	14.64%	$19,800
10-Year	+	101.04%	+	6.60%	$18,949
C						1.79%
6-Month	+	7.46%	+	6.46%	$10,646
1-Year	+	21.80%	+	20.80%	$12,080
5-Year	+	102.89%	+	15.20%	$20,289
10-Year	+	87.77%	+	6.50%	$18,777
R						1.29%
6-Month	+	7.76%	+	7.76%	$10,776
1-Year	+	22.36%	+	22.36%	$12,236
5-Year	+	108.09%	+	15.78%	$20,809
10-Year	+	97.39%	+	7.04%	$19,739
R6						0.67%
6-Month	+	8.08%	+	8.08%	$10,808
1-Year	+	23.17%	+	23.17%	$12,317
Since Inception (5/1/13)	+	25.05%	+	21.17%	$12,505

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL SHARES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL SHARES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/14	Value 6/30/14	Period* 1/1/14–6/30/14
Z
Actual	$1,000	$1,080.10	$4.07
Hypothetical (5% return before expenses)	$1,000	$1,020.88	$3.96
A
Actual	$1,000	$1,078.60	$5.62
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.46
C
Actual	$1,000	$1,074.60	$9.21
Hypothetical (5% return before expenses)	$1,000	$1,015.92	$8.95
R
Actual	$1,000	$1,077.60	$6.65
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.46
R6
Actual	$1,000	$1,080.80	$3.46
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.79%; A: 1.09%; C: 1.79%; R: 1.29% and R6: 0.67%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN MUTUAL SHARES FUND

Financial Highlights
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$28.34	$22.48	$19.96	$20.80	$19.19	$15.32
Income from investment operations[a]:
Net investment income[b]	0.58 [c]	0.47	0.39	0.47 [d]	0.56 [e]	0.24 [f]
Net realized and unrealized gains (losses)	1.69	5.83	2.62	(0.80)	1.68	4.06
Total from investment operations	2.27	6.30	3.01	(0.33)	2.24	4.30
Less distributions from net investment
income	—	(0.44)	(0.49)	(0.51)	(0.63)	(0.43)
Net asset value, end of period	$30.61	$28.34	$22.48	$19.96	$20.80	$19.19

Total return[g]	8.01%	28.10%	15.14%	(1.50)%	11.75%	28.20%

Ratios to average net assets[h]
Expenses before waiver and payments
by affiliates[i]	0.79%	0.79%	0.82%	0.86%	0.85%	0.90%
Expenses net of waiver and payments
by affiliates[i]	0.79%[j]	0.79%[j]	0.82%	0.86%	0.85%[k]	0.88%[j]
Expenses incurred in connection with
securities sold short	0.01%	—%[l]	—%[l]	—%[l]	0.02%	0.05%
Net investment income	4.01%[c]	1.8 5%	1.82%	2.24%[d]	2.83%[e]	1.48%[f]

Supplemental data
Net assets, end of period (000’s)	$7,463,369	$7,025,908	$7,575,308	$7,540,502	$8,635,954	$8,472,347
Portfolio turnover rate	11.51%	24.29%	21.57%	29.44%	28.25%	47.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.87%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.73%.
fNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.95%.
gTotal return is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
jBenefit of expense reduction rounds to less than 0.01%.
kBenefit of waiver and payments by affiliates rounds to less than 0.01%.
lRounds to less than 0.01%.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$28.12	$22.32	$19.81	$20.64	$19.06	$15.22
Income from investment operations[a]:
Net investment income[b]	0.53 [c]	0.40	0.33	0.40 [d]	0.49 [e]	0.19 [f]
Net realized and unrealized gains (losses)	1.68	5.76	2.60	(0.79)	1.66	4.02
Total from investment operations	2.21	6.16	2.93	(0.39)	2.15	4.21
Less distributions from net investment
income	—	(0.36)	(0.42)	(0.44)	(0.57)	(0.37)
Net asset value, end of period	$30.33	$28.12	$22.32	$19.81	$20.64	$19.06

Total return[g]	7.86%	27.74%	14.75%	(1.79)%	11.41%	27.84%

Ratios to average net assets[h]
Expenses before waiver and payments
by affiliates[i]	1.09%	1.09%	1.12%	1.16%	1.15%	1.20%
Expenses net of waiver and payments
by affiliates[i]	1.09%[j]	1.09%[j]	1.12%	1.16%	1.15%[k]	1.18%[j]
Expenses incurred in connection with
securities sold short	0.01%	—%[l]	—%[l]	—%[l]	0.02%	0.05%
Net investment income	3.71%[c]	1.55%	1.52%	1.94%[d]	2.53%[e]	1.18%[f]

Supplemental data
Net assets, end of period (000’s)	$5,694,803	$5,477,733	$4,633,895	$4,681,967	$5,368,887	$5,100,309
Portfolio turnover rate	11.51%	24.29%	21.57%	29.44%	28.25%	47.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.43%.
fNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.65%.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
jBenefit of expense reduction rounds to less than 0.01%.
kBenefit of waiver and payments by affiliates rounds to less than 0.01%.
lRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$27.88	$22.13	$19.65	$20.46	$18.89	$15.10
Income from investment operations[a]:
Net investment income[b]	0.42 [c]	0.22	0.17	0.25 [d]	0.35 [e]	0.08 [f]
Net realized and unrealized gains (losses)	1.66	5.71	2.57	(0.77)	1.65	3.96
Total from investment operations	2.08	5.93	2.74	(0.52)	2.00	4.04
Less distributions from net investment
income	—	(0.18)	(0.26)	(0.29)	(0.43)	(0.25)
Net asset value, end of period	$29.96	$27.88	$22.13	$19.65	$20.46	$18.89

Total return[g]	7.46%	26.82%	13.97%	(2.44)%	10.62%	26.92%

Ratios to average net assets[h]
Expenses before waiver and payments
by affiliates[i]	1.79%	1.79%	1.82%	1.86%	1.85%	1.90%
Expenses net of waiver and payments
by affiliates[i]	1.79%[j]	1.79%[j]	1.82%	1.86%	1.85%[k]	1.88%[j]
Expenses incurred in connection with
securities sold short	0.01%	—%[l]	—%[l]	—%[l]	0.02%	0.05%
Net investment income	3.01%[c]	0.85%	0.82%	1.24%[d]	1.83%[e]	0.48%[f]

Supplemental data
Net assets, end of period (000’s)	$1,289,978	$1,236,603	$1,043,695	$1,065,446	$1,292,711	$1,355,155
Portfolio turnover rate	11.51%	24.29%	21.57%	29.44%	28.25%	47.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.
fNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
jBenefit of expense reduction rounds to less than 0.01%.
kBenefit of waiver and payments by affiliates rounds to less than 0.01%.
lRounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$27.98	$22.20	$19.70	$20.52	$18.95	$15.15
Income from investment operations[a]:
Net investment income[b]	0.50 [c]	0.34	0.28	0.36 [d]	0.45 [e]	0.16 [f]
Net realized and unrealized gains (losses)	1.67	5.73	2.59	(0.78)	1.66	3.99
Total from investment operations	2.17	6.07	2.87	(0.42)	2.11	4.15
Less distributions from net investment
income	—	(0.29)	(0.37)	(0.40)	(0.54)	(0.35)
Net asset value, end of period	$30.15	$27.98	$22.20	$19.70	$20.52	$18.95

Total return[g]	7.76%	27.47%	14.52%	(1.94)%	11.18%	27.51%

Ratios to average net assets[h]
Expenses before waiver and payments
by affiliates[i]	1.29%	1.29%	1.32%	1.36%	1.35%	1.40%
Expenses net of waiver and payments
by affiliates[i]	1.29%[j]	1.29%[j]	1.32%	1.36%	1.35%[k]	1.38%[j]
Expenses incurred in connection with
securities sold short	0.01%	—%[l]	—%[l]	—%[l]	0.02%	0.05%
Net investment income	3.51%[c]	1.35%	1.32%	1.74%[d]	2.33%[e]	0.98%[f]

Supplemental data
Net assets, end of period (000’s)	$189,954	$192,658	$191,304	$218,757	$259,834	$227,649
Portfolio turnover rate	11.51%	24.29%	21.57%	29.44%	28.25%	47.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.46%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.37%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
fNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.45%.
gTotal return is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
jBenefit of expense reduction rounds to less than 0.01%.
kBenefit of waiver and payments by affiliates rounds to less than 0.01%.
lRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Period Ended
	June 30, 2014	December 31,
	(unaudited)	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$28.33	$24.91
Income from investment operations[b]:
Net investment income[c]	0.59 [d]	0.38
Net realized and unrealized gains (losses)	1.70	3.51
Total from investment operations	2.29	3.89
Less distributions from net investment income	—	(0.47)
Net asset value, end of period	$30.62	$28.33

Total return[e]	8.08%	15.70%

Ratios to average net assets[f]
Expenses[g,h]	0.67%	0.67%
Expenses incurred in connection with securities sold short	0.01%	—%[i]
Net investment income	4.13%[d]	1.97%

Supplemental data
Net assets, end of period (000’s)	$2,406,037	$2,221,889
Portfolio turnover rate	11.51%	24.29%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MUTUAL SHARES FUND

Statement of Investments, June 30, 2014 (unaudited)
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests 86.5%
Aerospace & Defense 1.4%
[a] B/E Aerospace Inc.	United States	1,120,610	$103,645,219
Huntington Ingalls Industries Inc.	United States	1,508,054	142,646,828
			246,292,047
Auto Components 0.3%
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	7,234,813	1,153,736
[a,b,c,d] International Automotive Components Group North America, LLC	United States	63,079,866	58,208,838
			59,362,574
Automobiles 1.2%
General Motors Co.	United States	5,469,310	198,535,953
Banks 7.2%
CIT Group Inc.	United States	2,102,356	96,203,810
Citigroup Inc.	United States	3,362,406	158,369,322
Columbia Banking System Inc.	United States	1,102,002	28,993,673
[a,c] Columbia Banking System Inc., wts., C, 10/23/16	United States	50,163	8,887,228
[a,b,e] FCB Financial Holdings Inc., A, 144A	United States	1,647,570	28,008,690
[b] Guaranty Bancorp	United States	1,146,366	15,934,487
JPMorgan Chase & Co.	United States	3,550,940	204,605,163
KB Financial Group Inc.	South Korea	2,463,869	85,699,791
PNC Financial Services Group Inc.	United States	3,438,533	306,201,364
Societe Generale SA	France	627,835	32,891,213
State Bank Financial Corp.	United States	1,467,000	24,806,970
SunTrust Banks Inc.	United States	3,132,022	125,468,801
Wells Fargo & Co.	United States	2,093,160	110,016,490
			1,226,087,002
Beverages 1.4%
Coca-Cola Enterprises Inc.	United States	1,550,735	74,094,118
PepsiCo Inc.	United States	1,930,319	172,454,700
			246,548,818
Capital Markets 1.0%
Credit Suisse Group AG	Switzerland	5,043,752	144,229,070
Morgan Stanley	United States	1,090,449	35,254,216
			179,483,286
Chemicals 0.0%
[a,f,g] Dow Corning Corp., Contingent Distribution	United States	12,630,547	—
Communications Equipment 1.2%
Cisco Systems Inc.	United States	8,126,460	201,942,531
Consumer Finance 0.5%
[a] Ally Financial Inc.	United States	3,254,500	77,815,095
Containers & Packaging 0.9%
MeadWestvaco Corp.	United States	3,395,925	150,303,641
Diversified Consumer Services 0.2%
[a] Cengage Learning Holdings II LP	United States	837,095	29,507,599
Diversified Financial Services 0.6%
[a] ING Groep NV, IDR	Netherlands	7,306,186	102,655,978

franklintempleton.com

Semiannual Report | 19

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 0.5%
[a,f,g] Global Crossing Holdings Ltd., Contingent Distribution	United States	105,649,309	$—
[a] Koninklijke KPN NV	Netherlands	22,912,600	83,495,949
			83,495,949
Electric Utilities 0.4%
Entergy Corp.	United States	821,510	67,437,756
Energy Equipment & Services 2.3%
Baker Hughes Inc.	United States	2,539,778	189,086,472
Ensco PLC, A	United States	1,076,335	59,811,936
Transocean Ltd.	United States	3,071,412	138,305,682
			387,204,090
Food & Staples Retailing 3.9%
CVS Caremark Corp.	United States	1,698,021	127,979,843
The Kroger Co.	United States	4,320,583	213,566,418
Tesco PLC	United Kingdom	32,332,513	157,240,467
Walgreen Co.	United States	2,177,242	161,398,949
			660,185,677
Health Care Equipment & Supplies 3.0%
Medtronic Inc.	United States	6,804,194	433,835,410
Stryker Corp.	United States	865,772	73,001,895
			506,837,305
Health Care Providers & Services 1.8%
Cigna Corp.	United States	3,430,230	315,478,253
Independent Power & Renewable Electricity Producers 1.0%
NRG Energy Inc.	United States	4,399,652	163,667,054
Insurance 8.7%
ACE Ltd.	United States	2,345,100	243,186,870
[a] Alleghany Corp.	United States	377,389	165,341,669
The Allstate Corp.	United States	2,228,178	130,838,612
American International Group Inc.	United States	5,079,039	277,213,949
MetLife Inc.	United States	2,895,970	160,900,093
[a,c] Olympus Re Holdings Ltd.	United States	202,380	—
[b] White Mountains Insurance Group Ltd.	United States	655,346	398,738,720
Zurich Insurance Group AG	Switzerland	352,340	106,196,631
			1,482,416,544
IT Services 1.4%
Xerox Corp.	United States	18,652,685	232,039,401
Machinery 1.5%
Caterpillar Inc.	United States	1,065,086	115,742,895
CNH Industrial NV (EUR Traded)	United Kingdom	4,351,332	44,691,985
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	5,296,616	54,400,878
[b] Federal Signal Corp.	United States	3,360,800	49,235,720
			264,071,478
Marine 1.5%
A.P. Moeller-Maersk AS, B	Denmark	100,690	250,208,584

20 | Semiannual Report			franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Media 7.5%
CBS Corp., B	United States	2,928,726	$181,991,034
Comcast Corp., Special A	United States	846,676	45,153,231
[a] DIRECTV	United States	2,003,168	170,289,312
Reed Elsevier PLC	United Kingdom	13,619,047	219,066,195
Time Warner Cable Inc.	United States	1,769,704	260,677,399
[a] Tribune Co., A	United States	766,463	65,187,678
[a] Tribune Co., B	United States	469,946	39,968,907
Twenty-First Century Fox Inc., B	United States	8,524,052	291,778,300
			1,274,112,056
Metals & Mining 2.7%
Anglo American PLC	United Kingdom	4,301,023	105,246,726
Freeport-McMoRan Copper & Gold Inc., B	United States	5,933,533	216,573,954
[a] ThyssenKrupp AG	Germany	4,544,107	132,486,116
			454,306,796
Multiline Retail 0.7%
Kohl’s Corp.	United States	2,129,900	112,203,132
Oil, Gas & Consumable Fuels 8.6%
Apache Corp.	United States	2,845,910	286,355,464
BG Group PLC	United Kingdom	6,101,423	128,943,331
BP PLC	United Kingdom	15,851,497	139,667,052
CONSOL Energy Inc.	United States	2,383,474	109,806,647
Marathon Oil Corp.	United States	5,828,073	232,656,674
Murphy Oil Corp.	United States	1,576,220	104,787,106
Petroleo Brasileiro SA, ADR	Brazil	4,479,680	65,537,718
Royal Dutch Shell PLC, A	United Kingdom	7,327,252	303,437,375
Talisman Energy Inc. (CAD Traded)	Canada	614,645	6,501,191
Talisman Energy Inc. (USD Traded)	Canada	9,212,985	97,657,641
			1,475,350,199
Paper & Forest Products 1.3%
International Paper Co.	United States	4,310,260	217,538,822
Personal Products 0.7%
Avon Products Inc.	United States	8,237,356	120,347,771
Pharmaceuticals 7.2%
AstraZeneca PLC	United Kingdom	1,839,010	136,591,805
AstraZeneca PLC, ADR	United Kingdom	766,834	56,983,434
Eli Lilly & Co.	United States	2,401,583	149,306,415
[a] Hospira Inc.	United States	2,595,187	133,314,756
Merck & Co. Inc.	United States	7,460,200	431,572,570
Teva Pharmaceutical Industries Ltd., ADR	Israel	6,224,949	326,311,827
			1,234,080,807
Real Estate Investment Trusts (REITs) 0.7%
[b] Alexander’s Inc.	United States	326,675	120,696,612
Real Estate Management & Development 0.7%
[g] Canary Wharf Group PLC	United Kingdom	14,262,931	108,458,865
[a] Forestar Group Inc.	United States	1,015,164	19,379,481
			127,838,346

franklintempleton.com

Semiannual Report | 21

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

			Shares/
		Country	Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Semiconductors & Semiconductor Equipment 0.7%
	Samsung Electronics Co. Ltd.	South Korea	88,806	$116,009,419
	Software 4.0%
	Microsoft Corp.	United States	10,929,980	455,780,166
	Symantec Corp.	United States	10,127,147	231,911,666
				687,691,832
	Technology Hardware, Storage & Peripherals 3.4%
	Apple Inc.	United States	4,659,480	433,005,476
	Hewlett-Packard Co.	United States	4,141,570	139,488,078
				572,493,554
	Tobacco 5.3%
	Altria Group Inc.	United States	3,982,209	167,013,846
	British American Tobacco PLC	United Kingdom	4,864,275	289,499,947
	Imperial Tobacco Group PLC	United Kingdom	3,810,199	171,476,337
	Lorillard Inc.	United States	3,265,821	199,117,106
	Philip Morris International Inc.	United States	944,754	79,652,210
				906,759,446
	Wireless Telecommunication Services 1.1%
	Vodafone Group PLC	United Kingdom	58,574,055	195,452,259
	Total Common Stocks and Other Equity Interests
	(Cost $10,131,541,374)			14,746,457,666
	Convertible Preferred Stocks (Cost $755,800) 0.0%†
	Banks 0.0%†
	Columbia Banking System Inc., cvt. pfd., B	United States	7,558	2,317,807
	Preferred Stocks (Cost $117,489,716) 0.7%
	Automobiles 0.7%
	Volkswagen AG, pfd.	Germany	450,280	118,270,768

			Principal
			Amount*
	Corporate Bonds, Notes and Senior Floating Rate
	Interests 4.4%
	[e] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	73,658,300	76,650,668
	Avaya Inc.,
	[e]senior note, 144A, 10.50%, 3/01/21	United States	40,337,000	37,412,568
	[e]senior secured note, 144A, 7.00%, 4/01/19	United States	37,416,000	37,603,080
	[h,i]Tranche B-3 Term Loan, 4.727%, 10/26/17	United States	57,004,656	55,956,170
	[h,i]Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	13,909,176	13,946,383
	[h,i] Caesars Entertainment Operating Co. Inc., Senior Tranche Term Loan,
	first lien, 1/28/18,
	B5, 4.402%	United States	10,094,000	9,342,562
	B6, 5.402%	United States	48,124,000	45,012,350
	[h,i] Cengage Learning Acquisitions Inc., First Lien Exit Term Loan,
	7.00%, 3/31/20	United States	5,316,675	5,392,549
	Clear Channel Communications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	74,295,000	79,495,650
	[h,i]Tranche B Term Loan, 3.80%, 1/29/16	United States	1,461,648	1,452,964
	[h,i]Tranche C Term Loan, 3.80%, 1/29/16	United States	167,549	166,041
	[h,i]Tranche D Term Loan, 6.90%, 1/30/19	United States	94,620,527	94,395,803
	[h,i]Tranche E Term Loan, 7.65%, 7/30/19	United States	30,412,812	30,541,641

22	| Semiannual Report			franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value

Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	11,234,000		$13,859,948
senior note, 11.75%, 8/15/21	United States	47,852,000		56,943,880
[e,j] First Data Holdings Inc., 144A, PIK, 14.50% 9/24/19	United States	30,808,110		33,272,759
[h,i] Harrah’s Operating Co. Inc., Senior Tranche Term Loan, first lien,
9.75%, 3/01/17	United States	5,329,000		5,267,386
[h,i] JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	79,350,488		80,264,447
NGPL PipeCo LLC,
[e]secured note, 144A, 7.119%, 12/15/17	United States	29,468,000		30,057,360
[e]senior secured note, 144A, 9.625%, 6/01/19	United States	43,741,000		48,115,100
[h,i]Term Loan B, 6.75%, 9/15/17	United States	2,496,974		2,489,953
Total Corporate Bonds, Notes and Senior Floating
Rate Interests (Cost $701,401,131)				757,639,262
Corporate Notes and Senior Floating Rate Interests
in Reorganization 1.5%
[c,k] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594		—
[h,i] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
4.651%, 10/10/17	United States	194,177,556		161,167,371
[e,k] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	98,672,000		90,531,560
Total Corporate Notes and Senior Floating Rate
Interests in Reorganization (Cost $262,023,686)				251,698,931

		Shares

Companies in Liquidation 1.1%
[a] Adelphia Recovery Trust	United States	99,967,609		999,676
[a,f] Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	12,005,115		144,062
[a,b,c,d] CB FIM Coinvestors LLC	United States	43,105,703		—
[a,f,g] Century Communications Corp., Contingent Distribution	United States	33,138,000		—
[a,c] FIM Coinvestor Holdings I, LLC	United States	53,924,666		—
[a,l] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	420,480,670		192,895,507
[a,f,g] Tribune Litigation Trust, Contingent Distribution	United States	995,004		—
[a,f,g] Tropicana Litigation Trust, Contingent Distribution	United States	76,355,000		—
		Principal
		Amount*
[g,k] Peregrine Investments Holdings Ltd.,
6.70%, 1/15/98	Hong Kong	95,000,000	JPY	—
6.70%, 6/30/00	Hong Kong	250,000,000	JPY	—
zero cpn., 1/22/98	Hong Kong	500,000		—
[g,k] PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00	Hong Kong	22,710,000		—
Total Companies in Liquidation (Cost $197,146,905)				194,039,245
Municipal Bonds (Cost $45,150,522) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	48,397,000		42,634,853
Total Investments before Short Term Investments
(Cost $11,455,509,134)				16,113,058,532

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Semiannual Report | 23

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Short Term Investments 5.3%
U.S. Government and Agency Securities 5.3%
[m] FHLB, 7/01/14	United States	64,233,000	$64,233,000
[m] U.S. Treasury Bills,
8/21/14	United States	222,000,000	221,994,894
[n]7/03/14 - 12/26/14	United States	616,600,000	616,558,231
Total U.S. Government and Agency Securities
(Cost $902,728,416)			902,786,125
Total Investments (Cost $12,358,237,550) 99.8%			17,015,844,657
Securities Sold Short (0.5)%			(92,081,648)
Other Assets, less Liabilities 0.7%			120,378,693
Net Assets 100.0%			$17,044,141,702

		Shares
[o] Securities Sold Short (Proceeds $91,424,335) (0.5)%
Common Stocks (0.5)%
Diversified Telecommunication Services (0.5)%
AT&T Inc.	United States	2,604,119	$(92,081,648)

†Rounds to less than 0.1% of net assets.
* The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 11 regarding holdings of 5% voting securities.
cSee Note 9 regarding restricted securities.
dAt June 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2014, the aggregate value of these securities was $381,651,785, representing 2.24% of net assets.
fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2014, the aggregate value of these securities was $108,458,865, representing 0.64% of net assets.
hSee Note 1(f) regarding senior floating rate interests.
iThe coupon rate shown represents the rate at period end.
jIncome may be received in additional securities and/or cash.
kSee Note 8 regarding credit risk and defaulted securities.
lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
mThe security is traded on a discount basis with no stated coupon rate.
nSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At June 30, 2014, the aggregated value of these securities and/or cash pledged as collateral was $130,985,247, representing 0.77% of net assets.
oSee Note 1(d) regarding securities sold short.

24 | Semiannual Report

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						FRANKLIN MUTUAL SHARES FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2014, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration			Unrealized	Unrealized
Description		Type Contracts		Value		Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	55		$ 7,759,813	9/15/14	$—	$(61,208)
EUR/USD		Short	1,284	219,852,900		9/15/14	—	(2,374,571)
GBP/USD		Short	2,694	287,837,062		9/15/14	—	(5,333,854)
Unrealized appreciation (depreciation)							—	(7,769,633)
Net unrealized appreciation (depreciation)								$(7,769,633)

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount		Date	Appreciation	Depreciation
Euro	BANT	Buy	58,029,084	$80,102,752		7/17/14	$7,143	$(636,463)
Euro	BANT	Sell	61,694,079	83,902,766		7/17/14	452	(590,493)
Euro	BBU	Buy	43,372,445	59,889,862		7/17/14	3,990	(493,344)
Euro	BBU	Sell	1,092,741	1,483,883		7/17/14	—	(12,675)
Euro	BONY	Buy	1,760,809	2,408,432		7/17/14	3,766	(691)
Euro	HSBC	Buy	7,243,362	9,963,187		7/17/14	2,186	(45,264)
Euro	HSBC	Sell	7,804,784	10,613,888		7/17/14	1,542	(76,655)
Euro	SCBT	Buy	5,972,946	8,266,401		7/17/14	4,371	(90,556)
Euro	SCBT	Sell	48,346,063	65,750,646		7/17/14	—	(461,455)
Euro	SSBT	Buy	3,460,992	4,771,058		7/17/14	3,514	(34,588)
Euro	SSBT	Sell	901,970	1,234,860		7/17/14	—	(428)
British Pound	BANT	Sell	59,352,276	96,833,238		7/21/14	—	(4,712,452)
British Pound	BBU	Sell	133,242,087	219,496,898		7/21/14	—	(8,466,722)
British Pound	FBCO	Buy	744,754	1,246,186		7/21/14	28,012	—
British Pound	HSBC	Sell	17,228,047	28,271,226		7/21/14	—	(1,204,206)
British Pound	SSBT	Buy	385,246	644,975		7/21/14	14,142	—
South Korean Won	BANT	Buy	21,275,988,848	20,424,138		8/12/14	564,344	—
South Korean Won	BANT	Sell	49,036,453,670	45,738,236		8/12/14	—	(2,635,577)
South Korean Won	FBCO	Buy	8,089,445,455	7,734,778		8/12/14	245,353	—
South Korean Won	FBCO	Sell	96,345,136,613	89,728,436		8/12/14	—	(5,314,767)
South Korean Won	HSBC	Buy	8,746,541,327	8,230,241		8/12/14	398,106	—
South Korean Won	HSBC	Sell	92,531,311,147	86,249,585		8/12/14	—	(5,031,329)
Swiss Franc	BANT	Buy	849,625	953,395		8/12/14	4,989	—
Swiss Franc	BANT	Sell	16,783,644	19,058,599		8/12/14	154,368	(27,860)
Swiss Franc	BBU	Sell	8,808,150	10,014,304		8/12/14	92,982	(14,345)
Swiss Franc	BONY	Sell	318,255	360,189		8/12/14	1,194	—
Swiss Franc	DBFX	Buy	1,002,000	1,120,245		8/12/14	10,019	—
Swiss Franc	FBCO	Buy	527,575	590,815		8/12/14	4,294	—
Swiss Franc	HSBC	Buy	182,000	205,229		8/12/14	69	—
Swiss Franc	HSBC	Sell	220,232	251,292		8/12/14	2,868	—
Swiss Franc	SSBT	Buy	884,755	991,115		8/12/14	6,896	—
Swiss Franc	SSBT	Sell	8,813,500	9,967,523		8/12/14	42,692	(16,871)
British Pound	BANT	Buy	21,086,634	35,644,338		8/19/14	425,105	(834)
British Pound	BANT	Sell	52,487,160	88,086,209		8/19/14	—	(1,692,881)
British Pound	BBU	Buy	17,859,695	30,084,692		8/19/14	464,248	—
British Pound	BBU	Sell	76,301,318	127,776,021		8/19/14	—	(2,737,095)
British Pound	DBFX	Buy	5,505,415	9,358,249		8/19/14	58,742	—
British Pound	FBCO	Buy	6,524,329	11,124,962		8/19/14	35,458	(581)

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FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
British Pound	HSBC	Buy	3,457,083	$5,803,607	8/19/14	$109,720	$—
British Pound	HSBC	Sell	60,004,401	100,472,808	8/19/14	—	(2,164,493)
British Pound	SCBT	Buy	1,061,696	1,785,003	8/19/14	31,024	—
British Pound	SSBT	Buy	11,472,765	19,363,662	8/19/14	260,460	—
British Pound	SSBT	Sell	1,029,893	1,735,388	8/19/14	—	(26,240)
Euro	BANT	Buy	14,786,764	20,248,934	8/29/14	12,562	(7,489)
Euro	BANT	Sell	29,747,967	40,699,086	8/29/14	—	(47,864)
Euro	BBU	Buy	15,610,998	21,385,080	8/29/14	8,168	(10,254)
Euro	BBU	Sell	29,748,252	40,670,025	8/29/14	—	(77,315)
Euro	BONY	Buy	4,538,371	6,210,839	8/29/14	7,821	(2,277)
Euro	HSBC	Buy	12,025,780	16,466,046	8/29/14	8,394	(2,261)
Euro	SCBT	Buy	6,488,823	8,879,702	8/29/14	9,018	(726)
Euro	SSBT	Buy	5,142,434	7,036,795	8/29/14	8,281	(1,284)
Euro	BANT	Buy	27,686,526	37,698,344	10/16/14	269,986	(36,922)
Euro	BANT	Sell	48,078,003	66,458,224	10/16/14	589,852	—
Euro	BBU	Buy	16,317,684	22,244,919	10/16/14	134,096	(23,275)
Euro	BBU	Sell	48,077,952	66,449,739	10/16/14	581,438	—
Euro	BONY	Buy	1,007,616	1,379,251	10/16/14	1,645	(431)
Euro	DBFX	Buy	4,193,334	5,709,056	10/16/14	35,943	—
Euro	HSBC	Buy	16,981,702	23,122,270	10/16/14	143,640	(445)
Euro	SCBT	Buy	2,185,581	2,992,261	10/16/14	2,062	(8)
Euro	SCBT	Sell	46,400,000	63,292,848	10/16/14	—	(276,607)
Euro	SSBT	Buy	7,443,031	10,178,104	10/16/14	27,952	(8,870)
British Pound	BANT	Sell	75,690,261	126,993,120	10/22/14	—	(2,392,859)
British Pound	HSBC	Buy	1,277,358	2,175,123	10/22/14	8,410	—
British Pound	SSBT	Buy	348,648	592,420	10/22/14	3,565	—
British Pound	SSBT	Sell	88,505,451	148,448,670	10/22/14	—	(2,843,770)
Euro	BANT	Sell	73,152,428	100,241,670	11/17/14	117,672	(111,674)
Euro	BBU	Sell	87,371,727	119,821,734	11/17/14	163,045	(60,696)
Euro	DBFX	Sell	5,170,600	7,061,230	11/17/14	—	(23,683)
Euro	HSBC	Sell	20,083,066	27,437,637	11/17/14	17,015	(97,803)
Euro	SCBT	Sell	1,300,000	1,770,821	11/17/14	—	(10,478)
Euro	SSBT	Sell	195,680	266,847	11/17/14	—	(1,280)
British Pound	BANT	Sell	81,211,339	136,516,261	11/21/14	—	(2,258,641)
British Pound	SSBT	Sell	71,989,285	121,013,989	11/21/14	—	(2,002,157)
Unrealized appreciation (depreciation)						5,132,614	(46,787,934)
Net unrealized appreciation (depreciation)							$(41,655,320)

aMay be comprised of multiple contracts using the same currency and settlement date. See Abbreviations on page 44.

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FRANKLIN MUTUAL SHARES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$12,044,152,201
Cost - Non-controlled affiliated issuers (Note 11)	314,085,349
Total cost of investments	$12,358,237,550
Value - Unaffiliated issuers	$16,343,867,854
Value - Non-controlled affiliated issuers (Note 11)	671,976,803
Total value of investments	17,015,844,657
Cash	5,235,306
Foreign currency, at value (cost $13,252,892)	13,292,494
Receivables:
Investment securities sold	37,347,389
Capital shares sold	10,722,414
Dividends and interest	38,758,828
Due from brokers	94,090,040
Unrealized appreciation on forward exchange contracts	5,132,614
Other assets	7,243
Total assets	17,220,430,985
Liabilities:
Payables:
Capital shares redeemed	17,024,035
Management fees	7,914,301
Administrative fees	1,061,442
Distribution fees	5,103,018
Transfer agent fees	2,838,260
Trustees’ fees and expenses	707,731
Variation margin	2,240,675
Securities sold short, at value (proceeds $91,424,335)	92,081,648
Unrealized depreciation on forward exchange contracts	46,787,934
Accrued expenses and other liabilities	530,239
Total liabilities	176,289,283
Net assets, at value	$17,044,141,702
Net assets consist of:
Paid-in capital	$12,167,690,271
Undistributed net investment income	379,917,794
Net unrealized appreciation (depreciation)	4,607,856,697
Accumulated net realized gain (loss)	(111,323,060)
Net assets, at value	$17,044,141,702

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 27

FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2014 (unaudited)

Class Z:
Net assets, at value	$7,463,369,043
Shares outstanding	243,784,989
Net asset value and maximum offering price per share	$30.61
Class A:
Net assets, at value	$5,694,803,235
Shares outstanding	187,744,257
Net asset value per share[a]	$30.33
Maximum offering price per share (net asset value per share ÷ 94.25%)	$32.18
Class C:
Net assets, at value	$1,289,978,439
Shares outstanding	43,051,423
Net asset value and maximum offering price per share[a]	$29.96
Class R:
Net assets, at value	$189,953,898
Shares outstanding	6,299,425
Net asset value and maximum offering price per share	$30.15
Class R6:
Net assets, at value	$2,406,037,087
Shares outstanding	78,573,072
Net asset value and maximum offering price per share	$30.62

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
28 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2014 (unaudited)

Investment income:
Dividends:
Unaffiliated issuers	$340,393,690
Non-controlled affiliated issuers (Note 11)	2,994,195
Interest	44,505,664
Income from securities loaned	33,082
Total investment income	387,926,631
Expenses:
Management fees (Note 3a)	45,988,350
Administrative fees (Note 3b)	6,148,966
Distribution fees: (Note 3c)
Class A	8,190,451
Class C	6,155,834
Class R	456,053
Transfer agent fees: (Note 3e)
Class Z	4,141,696
Class A	3,189,005
Class C	721,629
Class R	106,930
Class R6	43
Custodian fees (Note 4)	219,871
Reports to shareholders	435,128
Registration and filing fees	84,289
Professional fees	141,634
Trustees’ fees and expenses	192,424
Dividends on securities sold short	760,411
Other	106,874
Total expenses	77,039,588
Expense reductions (Note 4)	(463)
Net expenses	77,039,125
Net investment income	310,887,506
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	483,767,599
Foreign currency transactions	(81,223,324)
Futures contracts	(3,194,987)
Securities sold short	743,809
Net realized gain (loss)	400,093,097
Net change in unrealized appreciation (depreciation) on:
Investments	518,956,903
Translation of other assets and liabilities denominated in foreign currencies	32,925,142
Net change in unrealized appreciation (depreciation)	551,882,045
Net realized and unrealized gain (loss)	951,975,142
Net increase (decrease) in net assets resulting from operations	$1,262,862,648

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$310,887,506	$251,344,544
Net realized gain (loss) from investments, written options, foreign currency transactions,
futures contracts and securities sold short	400,093,097	993,731,116
Net change in unrealized appreciation (depreciation) on investments and
translation of other assets and liabilities denominated in foreign currencies	551,882,045	2,396,375,091
Net increase (decrease) in net assets resulting from operations	1,262,862,648	3,641,450,751
Distributions to shareholders from:
Net investment income:
Class Z	—	(108,650,856)
Class A	—	(70,929,517)
Class C	—	(8,234,548)
Class R	—	(2,105,976)
Class R6	—	(36,946,169)
Total distributions to shareholders	—	(226,867,066)
Capital share transactions: (Note 2)
Class Z	(121,585,457)	(2,214,251,239)
Class A	(202,497,560)	(322,542,799)
Class B	—	(8,747,313)
Class C	(37,247,120)	(69,514,789)
Class R	(16,484,017)	(45,098,562)
Class R6	4,302,237	1,947,873,302
Total capital share transactions	(373,511,917)	(712,281,400)
Net increase (decrease) in net assets	889,350,731	2,702,302,285
Net assets:
Beginning of period	16,154,790,971	13,452,488,686
End of period	$17,044,141,702	$16,154,790,971
Undistributed net investment income included in net assets:
End of period	$379,917,794	$69,030,288

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FRANKLIN MUTUAL SHARES FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, the Mutual Shares Fund was renamed the Franklin Mutual Shares Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty

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Semiannual Report | 31

FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2014, the Fund had OTC derivatives in a net liability position of $37,179,382 and the aggregate value of collateral pledged for such contracts was $28,861,464.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2014, the Fund had no securities on loan.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	11,517,805	$331,417,133	23,777,445	$610,905,219
Shares issued in reinvestment of distributions	—	—	3,583,743	98,456,406
Shares redeemed[a]	(15,647,888)	(453,002,590)	(116,412,728)	(2,923,612,864)
Net increase (decrease)	(4,130,083)	$(121,585,457)	(89,051,540)	$(2,214,251,239)
Class A Shares:
Shares sold	9,525,225	$274,190,120	19,131,649	$488,767,639
Shares issued in reinvestment of distributions	—	—	2,409,509	65,436,121
Shares redeemed	(16,571,867)	(476,687,680)	(34,406,256)	(876,746,559)
Net increase (decrease)	(7,046,642)	$(202,497,560)	(12,865,098)	$(322,542,799)
Class B Shares[b]:
Shares sold			561	$13,200
Shares redeemed			(373,830)	(8,760,513)
Net increase (decrease)			(373,269)	$(8,747,313)
Class C Shares:
Shares sold	1,555,284	$43,968,200	3,626,063	$91,651,237
Shares issued in reinvestment of distributions	—	—	293,487	7,744,860
Shares redeemed	(2,865,688)	(81,215,320)	(6,713,803)	(168,910,886)
Net increase (decrease)	(1,310,404)	$(37,247,120)	(2,794,253)	$(69,514,789)
Class R Shares:
Shares sold	453,251	$12,887,028	1,292,806	$32,376,979
Shares issued in reinvestment of distributions	—	—	78,123	2,098,501
Shares redeemed	(1,038,619)	(29,371,045)	(3,105,285)	(79,574,042)
Net increase (decrease)	(585,368)	$(16,484,017)	(1,734,356)	$(45,098,562)

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013[c]
	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold[a]	3,265,194	$96,005,073	82,984,840	$2,067,192,481
Shares issued in reinvestment of distributions	—	—	1,344,162	36,946,169
Shares redeemed	(3,120,986)	(91,702,836)	(5,900,138)	(156,265,348)
Net increase (decrease)	144,208	$4,302,237	78,428,864	$1,947,873,302

[a]Effective May 1, 2013, a portion of Class Z shares were exchanged into Class R6.
[b]Effective March 22, 2013, all Class B shares were converted to Class A.
[c]For the period May 1, 2013 (effective date) to December 31, 2013, for Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund paid an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.510%	Over $20 billion, up to and including $25 billion
0.490%	Over $25 billion, up to and including $30 billion
0.480%	Over $30 billion, up to and including $35 billion
0.470%	In excess of $35 billion

On May 15, 2014, the Board approved the proposal to combine the Fund’s investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement will be effective on July 1, 2014.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Effective July 1, 2014, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

b. Administrative Fees

The Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$725,835
CDSC retained	$21,841

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2014, the Fund paid transfer agent fees of $8,159,303, of which $3,862,724 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2015. There were no Class R6 transfer agent fees waived during the period ended June 30, 2014.

g. Other Affiliated Transactions

At June 30, 2014, one or more of the funds in the Franklin Fund Allocator Series owned 13.46% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2014, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2014	$688,564
[b]Decrease in projected benefit obligation	$(11,406)
Benefit payments made to retired trustees	$(8,614)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $579,853,821 expiring in 2017.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the Fund deferred post-October capital losses of $11,110,804.

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$12,381,803,126

Unrealized appreciation	$5,066,221,468
Unrealized depreciation	(432,179,937)
Net unrealized appreciation (depreciation)	$4,634,041,531

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, corporate actions and defaulted securities.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2014, aggregated $1,760,254,882 and $1,975,958,559, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $90,531,560, representing 0.53% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Restricted Securities (continued)

At June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount
Shares/		Acquisition
Warrants	Issuer	Dates	Cost	Value
19,594	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$19,594	$—
43,105,703	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
50,163	[a]Columbia Banking System Inc., wts., C, 10/23/16	10/23/09	—	8,887,228
53,924,666	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	1,153,736
63,079,866	International Automotive Components Group North America, LLC	1/12/06 - 3/18/13	51,662,536	58,208,838
202,380	Olympus Re Holdings Ltd.	12/19/01	18,959,171	—
	Total Restricted Securities (Value is 0.40% of Net Assets)		$75,445,979	$68,249,802

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $31,311,480 as of June 30, 2014.

10. Other Derivative Information

At June 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on forward	$5,132,614	Unrealized depreciation on	$54,557,567	[a]
	exchange contracts		forward exchange
contracts / Net assets
consist of - net unrealized
appreciation (depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and	$(85,400,590)	$32,843,596
futures contracts / Net change in unrealized appreciation
(depreciation) on translation of other assets and
liabilities denominated in foreign currencies

For the period ended June 30, 2014, the average month end fair value of derivatives represented 0.30% of average month end net assets. The average month end number of open derivative contracts for the period was 219.

See Note 1(c) regarding derivative financial instruments.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares			Realized
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Capital
Name of Issuer	of Period	Additions	Reductions	of Period End of Period		Income	Gain (Loss)
Controlled Affiliates[a]
CB FIM Coinvestors LLC	43,105,703	—	—	43,105,703	$—	$—	$—
Non-Controlled Affiliates
Alexander’s Inc.	326,675	—	—	326,675	$120,696,612	$2,123,388	$—
FCB Financial Holdings Inc.,
A, 144A	1,647,570	—	—	1,647,570	28,008,690	—	—
Federal Signal Corp.	3,360,800	—	—	3,360,800	49,235,720	100,824	—
Guaranty Bancorp	1,146,366	—	—	1,146,366	15,934,487	114,637	—
International Automotive
Components Group
Brazil LLC	7,234,813	—	—	7,234,813	1,153,736	—	—
International Automotive
Components Group
North America, LLC	63,079,866	—	—	63,079,866	58,208,838	—	—
White Mountains Insurance
Group Ltd.	655,346	—	—	655,346	398,738,720	655,346	—
Total Non-Controlled Affiliates					$671,976,803	$2,994,195	$—
Total Affiliated Securities (Value is 3.94% of Net Assets)					$671,976,803	$2,994,195	$—
[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended June 30, 2014, the Fund did not use the Global Credit Facility.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$59,362,574	$59,362,574
Banks	1,189,191,084	2,317,807	36,895,918	1,228,404,809
Machinery	209,670,600	54,400,878	—	264,071,478
Real Estate Management & Development	19,379,481	—	108,458,865	127,838,346
All Other Equity Investments[b]	13,187,369,034	—	—[c]	13,187,369,034
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	757,639,262	—	757,639,262
Corporate Notes and Senior Floating Rate Interests
in Reorganization	—	251,698,931	—[c]	251,698,931
Companies in Liquidation	999,676	193,039,569	—[c]	194,039,245
Municipal Bonds	—	42,634,853	—	42,634,853
Short Term Investments	838,553,125	64,233,000	—	902,786,125
Total Investments in Securities	$15,445,163,000	$1,365,964,300	$204,717,357	$17,015,844,657
Other Financial Instruments
Forward Exchange Contracts	$—	$5,132,614	$—	$5,132,614
Liabilities:
Other Financial Instruments
Securities Sold Short	$92,081,648	$—	$—	$92,081,648
Futures Contracts	7,769,633	—	—	7,769,633
Forward Exchange Contracts	—	46,787,934	—	46,787,934
Total Other Financial Instruments	$99,851,281	$46,787,934	$—	$146,639,215

alncludes common, convertible preferred and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2014.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2014, the reconciliation of assets is as follows:

									Net Change
									in Unrealized
						Net	Net		Appreciation
	Balance at			Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning			Into (Out of)	Cost Basis	Gain	Gain	at End	on Assets Held
	of Period	Purchases	Sales	Level 3	Adjustments	(Loss)	(Loss)	of Period	at Period End
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$37,101,336	$—	$—	$—	$—	$—	$22,261,238	$59,362,574	$22,261,238
Banks	37,831,649	—	(11,231,302)	—	—	898,664	9,396,907	36,895,918	2,692,833
Real Estate Management
& Development	73,710,322	—	—	—	—	—	34,748,543	108,458,865	34,748,543
Total	$148,643,307	$—	$(11,231,302)	$—	$—	$898,664	$66,406,688	$204,717,357	$59,702,614

[a]Includes common and convertible preferred stocks.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2014, are as follows:

						Impact to Fair
	Fair Value at	Valuation				Value if Input
Description	End of Period	Technique	Unobservable Input	Amount		Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components	$58,208,838	Market	Discount for lack of marketability	10%		Decrease[b]
		comparables	EV / EBITDA multiple	4.1	x	Increase[c]
Real Estate Management
& Development	108,458,865	Market	Discount for lack of marketability	8%		Decrease[b]
		comparables
All Other Investments[d]	36,049,654
Total	$204,717,357

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cRepresents a significant impact to fair value and net assets.
dIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

14. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CAD	Canadian Dollar	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	CHF	Swiss Franc	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	EUR	Euro	GO	General Obligation
DBFX	Deutsche Bank AG	GBP	British Pound	IDR	International Depositary Receipt
FBCO	Credit Suisse Group AG	JPY	Japanese Yen	PIK	Payment-In-Kind
HSBC	HSBC Bank USA, N.A.	USD	United States Dollar
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

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Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 15, 2014, unanimously approved the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees held three meetings dedicated to the approval process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the approval process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the approval process relating to compliance with the Fund’s investment policies and restrictions. During the approval process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the approval process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates.

The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors

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SHAREHOLDER INFORMATION

considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees consid-

ered the investment manager’s substantial efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2013. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2013, and had annualized

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SHAREHOLDER INFORMATION

total returns for the three- and five-year periods in the lowest and second-lowest performing quintiles, respectively. The Trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2013, was in the middle performing quintile. The Board discussed with management the reasons for the relative underperformance for the one-, three- and five-year periods ended December 31, 2013. While noting such discussions and intending to continuously monitor future performance, the Board did not believe such comparative performance warranted any change in portfolio management, particularly in light of the strong overall risk-adjusted performance of the Fund.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 5.3 basis points of its expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2013, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

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SHAREHOLDER INFORMATION

The trustees considered an additional Lipper study analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

In addition to the investment management services provided to the Fund under its investment management agreement, administrative services had been historically provided to the Fund under a separate agreement. At the May 15, 2014, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fees, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Mutual Shares Fund
(formerly, Mutual Shares Fund)

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	474 S 08/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer – Finance and Administration
Date August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer – Finance and Administration
Date August 27, 2014

By /s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date: August 27, 2014